Federated Investors
World-Class Investment Manager

Federated Global Equity Fund

A Portfolio of Federated World Investment Series, Inc.

4TH ANNUAL REPORT

November 30, 2001

Established 1998

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Global Equity Fund

President's Message

Dear Fellow Shareholder:

Federated Global Equity Fund was created in 1998, and this is its fourth Annual Report. As of November 30, 2001, the fund's assets of $40.0 million were invested in 88 common stocks in 13 countries.1 The fund is managed for long-term growth of capital and offers shareholders significant opportunities for capital appreciation by investing in high-quality, large-cap stocks around the world. Typical holdings in the fund include such companies as TotalFinaElf, Tyco International, Safeway, Kimberly-Clark Corp., and General Electric.

This report covers the 12-month reporting period from December 1, 2000 through November 30, 2001. It begins with an interview with the fund's portfolio manager, Richard J. Lazarchic, Senior Vice President of Federated Global Investment Management Corp. Following his discussion are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

This has been a very difficult year for both domestic and global stock markets. As Rich explains, the fund started the year in a defensive position, which worked very well in December 2000, but not in January 2001 when the Federal Reserve Board (the "Fed") surprisingly dropped interest rates by 50 basis points on January 3, 2001. Although the fund made up about half of January's disappointing performance in February, the volatility of the markets meant that if you were not extremely offensive in January, April, October and November, the fund probably underperformed. With above-average cash positions before September 11, 2001, and strict adherence to price targets after that date, the fund managers were able to gain ground by buying severely depressed positions in travel-related stocks like airlines, hotels and restaurants when they felt they could not justify prices in the Technology sector. Individual share class total return performance for the 12-month reporting period, including realized capital gains, follows:2

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	(22.92)%	$0.159	$12.58 to $9.58 = (23.85)%
Class B Shares	(23.27)%	$0.159	$12.44 to $9.43 = (24.20)%
Class C Shares	(23.22)%	$0.159	$12.42 to $9.42 = (24.15)%

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, Class B and Class C Shares were (27.15)%, (27.44)%, and (23.98)%, respectively. Current performance is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

I would like to point out that the fiscal year 2001 started out as the second year of a correction to the late Nineties' bubble investment market in which bonds outperformed equities. It ended with the opposite scenario, with equities rebounding from September's weakness, and bond investors worried about the Fed's liquidity and its effect on interest rates.

In this market environment, I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3 By investing the same amount on a regular basis, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding. You may add to your investment account at any time and thus increase the number of shares you own for potential future income.

Thank you for your investment in Federated Global Equity Fund and for the confidence you have placed in our firm.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2002

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Richard J. Lazarchic, CFA

Senior Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the difficult environment for global equities over the fund's fiscal year?

The global equity markets, on average, were all down during the past 12 months. The biggest factors in all markets' poor performance were the extremely high equity values in a slowing world economy. This was brought about by the overly tight liquidity conditions imposed by the world's central bankers.

The Morgan Stanley Capital International World Index1 was down 16.01% during the 12 months ended November 30, 2001. The best performing small region was in the southern Pacific, where Australia and New Zealand were up 4.09% and 10.31%, respectively, due to good natural resource prices. The best performing large region within the developed markets was in North America, specifically the United States, which was down 13.01%. Outside of the United States, the MSCI World Index was down 19.20%, with the worst region being the Nordic countries down 28.91% due to the influence of two large telecommunication equipment stocks (Nokia and Ericsson).

The only industry group within the MSCI World Index with positive results during the fund's fiscal year was Materials with a 7.07% return. All sub-industry sectors also were negative with the exception of Retailing, which had a positive 6.32% return. The worst performing sectors continued to be Information Technology, Telecommunication Services and Utilities with results ranging between (23.00)% to (28.00)%.

1 The MSCI World Index is an unmanaged index that reflects the stock markets of 22 countries including the United States, certain countries in Europe, Canada, Australia, New Zealand and certain countries in the Far East, comprising approximately 1,482 securities with values expressed in U.S. dollars. Investments cannot be made in an index.

How did Federated Global Equity Fund perform over its fiscal year?

For the fiscal year ended November 30, 2001, the fund's total returns, based on net asset value, for Class A, Class B, and Class C Shares were (22.92)%, (23.27)%, and (23.22)%, respectively.2

What strategies accounted for the fund's performance over the fund's reporting period?

Federated Global Equity Fund's strongest performing sectors were Consumer Staples and Healthcare. Offsetting this, however, were the holdings in Technology, Media and Telecommunications areas. Geographically, our overweighted position in domestic issues (hospital stocks such as HCA and Universal Health Services) helped the fund's performance, while negative contributors came from the Telecommunications and Utility sectors.

What were the fund's top ten holdings as of November 30, 2001, and how were the assets allocated among different countries?

Name	Country	Percentage of Net Assets	Industry
Philip Morris Cos., Inc.	United States	4.1%	Food Beverages & Tobacco
Tyco International Ltd.	United States	3.9%	Industrials
HCA Inc.	United States	3.1%	Health & Personal Care
Universal Health Services, Inc., Class B	United States	2.6%	Health & Personal Care
Autostrade SpA	Italy	2.4%	Transportation
TotalFinaElf SA, Class B	France	2.2%	Energy
Royal Dutch Petroleum Co., ADR	Netherlands	1.9%	Energy
AT&T Corp.	United States	1.8%	Telecommunication
Safeway, Inc.	United States	1.7%	Food--Retail
Cendant Corp.	United States	1.7%	Commercial Services & Supplies
TOTAL PERCENTAGE OF PORTFOLIO		25.4%

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, Class B and Class C Shares were (27.15)%, (27.44)%, and (23.98)%, respectively. Current performance is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

As the top ten holdings indicate, the majority of the fund's assets were allocated to U.S. companies. The remaining assets were primarily allocated among European companies.

Country	Percentage of Net Assets
United States	67.4%
United Kingdom	9.3%
Japan	4.4%
Netherlands	3.8%
France	3.2%
Canada	2.6%
Italy	2.4%
Hong Kong	1.7%
Singapore	1.2%
Brazil	1.2%
Denmark	0.8%
Germany	0.8%
Israel	0.6%

What are some recent purchases during the reporting period?

Delta Airlines (United States; 0.9% of net assets) is an attractively valued airline with a strong balance sheet.

BAA PLC (United Kingdom; 1.2% of net assets) was unduly hurt after September 11 and had favorable regulatory review.

Singapore Airlines (Singapore; 0.5% of net assets) is an attractively valued airline, strong brand name, and the best-positioned airline in southeastern Asia.

After a challenging year for the fund, what is your outlook for global equities and strategy as we enter 2002?

Many of the factors that negatively affected performance in 2001 are likely to remain in force. Large Technology and Telecommunications players, for example, will remain underweight in the fund due to their high valuations. The aggressive global rate cutting we have seen usually improves stock valuations. Stocks in the U.S. and Asia Pacific region, with the exception of Japan, saw strong upswings in November, and we expect to see more turnarounds over the next few months in the Consumer Cyclicals, Materials, Media and Transportation sectors.

We positioned the fund more defensively in 2001 and are not aggressively changing our weightings. We plan to continue positioning the fund to take advantage of lower interest rates by focusing on adding holdings in Europe and in the emerging markets that are beneficiaries of European Central Bank's easing and increased liquidity. We will use cash on hand and the sale of equities that meet our price target to purchase names we like that meet our "buy" criteria.

What is your outlook specific to the United States?

We expect that events in the third quarter will lead to a short-term slowdown in many cyclical areas followed by a rebound. Year-long Fed rate cuts and recent liquidity increases have led to more money flowing into the equity markets. These factors, along with a better earnings outlook in the second half of next year, should allow for higher price earnings multiples for the market as a whole.

Federated Global Equity Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Equity Fund (Class A Shares) (the "Fund") from October 27, 1998 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International World Index (MSCI-WI).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	(27.15)%
Start of Performance (10/27/1998)	2.14%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated Global Equity Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Equity Fund (Class B Shares) (the "Fund") from October 27, 1998 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International World Index (MSCI-WI).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	(27.44)%
Start of Performance (10/27/1998)	2.65%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 3.00% on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WI is not adjusted to reflect sales charges, expense or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Global Equity Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Equity Fund (Class C Shares) (the "Fund") from October 27, 1998 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International World Index (MSCI-WI).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	(23.98)%
Start of Performance (10/27/1998)	3.48%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2001

Shares			Value in U.S. Dollars
		COMMON STOCKS--97.6%
		Banking--3.8%
8,000		Bank of New York Co., Inc.	$313,920
8,800		FleetBoston Financial Corp.	323,400
12,700		Mellon Financial Corp.	474,853
13,000		Wachovia Corp.	402,350

		TOTAL	1,514,523

		Commercial Services & Supplies--1.7%
40,000	[1]	Cendant Corp.	681,600

		Consumer Durables & Apparel--1.0%
800		Nintendo Corp. Ltd.	137,965
21,000		Shimano, Inc.	266,377

		TOTAL	404,342

		Energy--6.4%
16,400		Conoco, Inc.	448,868
23,000		Petroleo Brasileiro SA, ADR	463,450
15,900		Royal Dutch Petroleum Co., ADR	768,606
6,950		TotalFinaElf SA, Class B	887,178

		TOTAL	2,568,102

		Financials--2.3%
8,500		Citigroup, Inc.	407,150
7,400		J.P. Morgan Chase & Co.	279,128
46,000		Nikko Cordial Corp.	242,655

		TOTAL	928,933

		Food & Household Products--1.9%
8,800		Kimberly-Clark Corp.	511,896
4,400		Unilever N.V.	250,681

		TOTAL	762,577

		Food Beverage & Tobacco--6.9%
82,650		British American Tobacco PLC	665,553
36,500		PepsiAmericas, Inc.	458,805
34,650		Philip Morris Cos., Inc.	1,634,441

		TOTAL	2,758,799

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food-Retail--3.0%
16,450		Koninklijke Ahold NV	$486,285
15,600	[1]	Safeway, Inc.	695,136

		TOTAL	1,181,421

		Health & Personal Care--17.5%
8,000		Abbott Laboratories	440,000
5,200		Allergan, Inc.	392,548
5,600		AmerisourceBergen Corp.	333,144
5,500	[1]	Amgen, Inc.	365,365
31,500		HCA Inc.	1,221,885
15,500	[1]	IVAX Corp.	319,300
8,510	[1]	MedImmune, Inc.	375,291
14,000		Pfizer, Inc.	606,340
12,400		Pharmacia Corp.	550,560
8,800	[1]	Quest Diagnostic, Inc.	543,488
28,700	[1]	Shire Pharmaceuticals Group PLC	341,554
4,100		Teva Pharmaceutical Industries Ltd., ADR	239,850
25,100	[1]	Universal Health Services, Inc., Class B	1,051,941
7,100	[1]	Watson Pharmaceuticals, Inc.	212,503

		TOTAL	6,993,769

		Hotels Restaurants & Leisure--1.5%
90,400		Hilton Group PLC	270,570
8,500		Marriott International, Inc., Class A	319,770

		TOTAL	590,340

		Industrials--5.2%
13,000		General Electric Co.	500,500
26,500		Tyco International Ltd.	1,558,200

		TOTAL	2,058,700

		Information Technology--4.0%
8,000		CAPCOM Co., Ltd.	226,587
10,800	[1]	DST Systems, Inc.	515,160
5,900		Sony Corp.	278,193
20,200	[1]	SunGuard Data Systems, Inc.	566,812

		TOTAL	1,586,752

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Insurance--2.2%
4,900		American International Group, Inc.	$403,760
18,000		MetLife, Inc.	493,740

		TOTAL	897,500

		Materials--9.2%
64,000		Abitibi-Consolidated, Inc.	447,250
8,500		Alcoa, Inc.	328,100
14,100		Anglo American PLC	210,205
86,820		BHP Billiton PLC	417,005
16,300		Boise Cascade Corp.	522,252
24,100		IMC Global, Inc.	283,175
18,000	[1]	Inco Ltd.	289,800
30,000	[1]	Louisiana-Pacific Corp.	230,400
17,000		NOVA Chemicals Corp.	317,730
9,000	[1]	Phelps Dodge Corp.	322,470
12,000	[1]	SGL Carbon AG	296,474

		TOTAL	3,664,861

		Media--9.9%
13,000	[1]	AOL Time Warner, Inc.	453,700
23,500	[1]	Adelphia Communications Corp., Class A	590,085
14,000		Belo Corp., Class A	250,320
11,900	[1]	Clear Channel Communications, Inc.	556,087
57		Fuji Television Network, Inc.	252,573
8,200	[1]	Gemstar-TV Guide International, Inc.	227,386
23,000		Tokyo Broadcasting System, Inc.	370,329
10,890		Tribune Co.	393,129
10,200	[1]	Viacom, Inc., Class B	445,230
7,800		Vivendi Universal SA	399,321

		TOTAL	3,938,160

		Non-Hazardous Waste Management--1.2%
17,000		Waste Management, Inc.	498,100

		Real Estate--3.2%
32,000		Cheung Kong (Holdings) Ltd.	309,789
105,000		City Developments Ltd.	276,338
27,000		Ventas, Inc.	329,400
171,000		Wharf Holdings Ltd.	366,169

		TOTAL	1,281,696

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Retailing--0.8%
25,600		Gap (The), Inc.	$338,688

		Technology Hardware & Equipment--1.3%
12,500	[1]	Comverse Technology, Inc.	267,375
18,200	[1]	Solectron Corp.	267,540

		TOTAL	534,915

		Telecommunication--6.4%
40,500		AT&T Corp.	708,345
24,500	[1]	AT&T Wireless Services, Inc.	342,265
9,200	[1]	Amdocs Ltd.	304,244
15,900		SBC Communications, Inc.	594,342
230,914		Vodafone Group PLC	592,399

		TOTAL	2,541,595

		Transportation--6.4%
8,700	[1]	Alaska Air Group, Inc.	249,255
145,000		Autostrade SpA	963,791
54,850		BAA PLC	461,623
12,200		Delta Air Lines, Inc.	353,556
5,600		Kobenhavns Lufthavne AS (Copenhagen Airports AS)	312,032
41,000		Singapore Airlines Ltd.	210,434

		TOTAL	2,550,691

		Utilities--1.8%
11,088,000	[1]	AWG PLC	12,642
90,390		Kelda Group PLC	441,237
10,400		Williams Cos., Inc. (The)	277,888

		TOTAL	731,767

		TOTAL COMMON STOCKS (IDENTIFIED COST $39,341,358)	39,007,831

		MUTUAL FUND--1.8%
722,998		Prime Value Obligations Fund, Class IS (at net asset value)	722,998

		TOTAL INVESTMENTS (IDENTIFIED COST $40,064,356)[2]	$39,730,829

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $40,274,422. The net unrealized depreciation of investments on a federal tax basis amounts to $543,593 which is comprised of $1,622,493 appreciation and $2,166,086 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($39,983,878) at November 30, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified cost $40,064,356)		$39,730,829
Cash		115
Income receivable		50,550
Receivable for investments sold		629,294
Receivable for fund shares sold		28,238
Net receivable for foreign currency exchange contracts		181

TOTAL ASSETS		40,439,207

Liabilities:
Payable for investments purchased	$276,632
Payable for fund shares redeemed	111,589
Accrued expenses	67,108

TOTAL LIABILITIES		455,329

Net assets for 4,182,576 shares outstanding		$39,983,878

Net Assets Consist of:
Paid in capital		$51,483,130
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(333,501)
Accumulated net realized loss on investments and foreign currency transactions		(11,150,602)
Distributions in excess of net investment income		(15,149)

TOTAL NET ASSETS		$39,983,878

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($34,686,832 ÷ 3,620,480 shares outstanding)		$9.58

Offering price per share (100/94.50 of $9.58)[1]		$10.14

Redemption proceeds per share		$9.58

Class B Shares:
Net asset value per share ($3,484,332 ÷ 369,572 shares outstanding)		$9.43

Offering price per share		$9.43

Redemption proceeds per share (94.50/100 of $9.43)[1]		$8.91

Class C Shares:
Net asset value per share ($1,812,714 ÷ 192,524 shares outstanding)		$9.42

Offering price per share		$9.42

Redemption proceeds per share (99.00/100 of $9.42)[1]		$9.33

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $31,699)			$546,275
Interest			99,021

TOTAL INCOME			645,296

Expenses:
Investment adviser fee		$495,999
Administrative personnel and services fee		185,000
Custodian fees		37,472
Transfer and dividend disbursing agent fees and expenses		136,661
Directors'/Trustees' fees		1,862
Auditing fees		23,315
Legal fees		1,696
Portfolio accounting fees		79,769
Distribution services fee--Class A Shares		108,323
Distribution services fee--Class B Shares		32,676
Distribution services fee--Class C Shares		14,354
Shareholder services fee--Class A Shares		108,323
Shareholder services fee--Class B Shares		10,892
Shareholder services fee--Class C Shares		4,785
Share registration costs		37,952
Printing and postage		63,497
Insurance premiums		1,258
Taxes		2,731
Miscellaneous		65

TOTAL EXPENSES		1,346,630

Waiver and Reimbursement:
Waiver of investment adviser fee	$(68,422)
Reimbursement of investment adviser fee	(192)

TOTAL WAIVER AND REIMBURSEMENT		(68,614)

Net expenses			1,278,016

Net operating loss			(632,720)

Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(11,088,853)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(1,209,064)

Net realized and unrealized loss on investments and foreign currency			(12,297,917)

Change in net assets resulting from operations			$(12,930,637)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(632,720)	$(447,123)
Net realized gain (loss) on investments and foreign currency transactions	(11,088,853)	565,495
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(1,209,064)	(3,020,430)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(12,930,637)	(2,902,058)

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(639,822)	(5,348,241)
Class B Shares	(61,884)	(189,501)
Class C Shares	(26,345)	(30,263)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(728,051)	(5,568,005)

Share Transactions:
Proceeds from sale of shares	9,878,828	42,740,626
Net asset value of shares issued to shareholders in payment of distributions declared	692,968	5,193,885
Cost of shares redeemed	(14,192,487)	(17,754,669)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,620,691)	30,179,842

Change in net assets	(17,279,379)	21,709,779

Net Assets:
Beginning of period	57,263,257	35,553,478

End of period	$39,983,878	$57,263,257

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$12.58	$14.36	$10.55	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.13)[2]	(0.11)[2]	(0.07)[2]	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.71)	0.54	3.90	0.54

TOTAL FROM INVESTMENT OPERATIONS	(2.84)	0.43	3.83	0.55

Less Distributions:
Distributions from net investment income	--	--	(0.01)	--
Distributions from net realized gain on investments and foreign currency transactions	(0.16)	(2.21)	(0.01)	--

TOTAL DISTRIBUTIONS	(0.16)	(2.21)	(0.02)	--

Net Asset Value, End of Period	$ 9.58	$12.58	$14.36	$10.55

Total Return[3]	(22.92)%	1.90%	36.34%	5.50%

Ratios to Average Net Assets:

Expenses	2.51%	2.09%	2.00%	2.00%[4]

Net investment income (net operating loss)	(1.21)%	(0.77)%	(0.58)%	0.44%[4]

Expense waiver/reimbursement[5]	0.14%	0.36%	1.37%	4.07%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$34,687	$50,587	$34,303	$18,858

Portfolio turnover	241%	228%	187%	3%

1 Reflects operations for the period from October 27, 1998 (start of performance) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$12.44	$14.29	$10.55
Income From Investment Operations:
Net operating loss	(0.19)[2]	(0.17)[2]	(0.15)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.66)	0.53	3.91

TOTAL FROM INVESTMENT OPERATIONS	(2.85)	0.36	3.76

Less Distributions:
Distributions from net investment income	--	--	(0.01)
Distributions from net realized gain on investments and foreign currency transactions	(0.16)	(2.21)	(0.01)

TOTAL DISTRIBUTIONS	(0.16)	(2.21)	(0.02)

Net Asset Value, End of Period	$ 9.43	$12.44	$14.29

Total Return[3]	(23.27)%	1.35%	35.62%

Ratios to Average Net Assets:

Expenses	3.01%	2.59%	2.50%

Net operating loss	(1.71)%	(1.21)%	(1.08)%

Expense waiver/reimbursement[4]	0.14%	0.36%	1.37%

Supplemental Data:

Net assets, end of period (000 omitted)	$3,484	$4,804	$1,060

Portfolio turnover	241%	228%	187%

1 Financial Highlights for Class B Shares and Class C Shares are not presented for the period from October 27, 1998 (start of performance) to November 30, 1998. Class B Shares and Class C Shares had no public investments during that period.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$12.42	$14.27	$10.55
Income From Investment Operations:
Net operating loss	(0.19)[2]	(0.16)[2]	(0.16)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.65)	0.52	3.90

TOTAL FROM INVESTMENT OPERATIONS	(2.84)	0.36	3.74

Less Distributions:
Distributions from net investment income	--	--	(0.01)
Distributions from net realized gain on investments and foreign currency transactions	(0.16)	(2.21)	(0.01)

TOTAL DISTRIBUTIONS	(0.16)	(2.21)	(0.02)

Net Asset Value, End of Period	$ 9.42	$12.42	$14.27

Total Return[3]	(23.22)%	1.36%	35.43%

Ratios to Average Net Assets:

Expenses	3.01%	2.59%	2.50%

Net operating loss	(1.71)%	(1.18)%	(1.08)%

Expense waiver/reimbursement[4]	0.14%	0.36%	1.37%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,813	$1.873	$191

Portfolio turnover	241%	228%	187%

1 Financial Highlights for Class B Shares and Class C Shares are not presented for the period from October 27, 1998 (start of performance) to November 30, 1998. Class B Shares and Class C Shares had no public investments during that period.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Global Equity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily availiable are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AIPCA) issued a revised version of the AICPA Audit and Accounting Guide for Investment companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating loss. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(762,635)	$101,824	$660,811

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $10,955,685, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code, and this will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 2001, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation
Contracts Sold:
12/3/2001	5,211,627 Japanese Yen	$42,114	$42,295	$181

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	732,377	$8,075,848	2,359,105	$33,928,682
Shares issued to shareholders in payment of distributions declared	46,481	610,292	368,182	4,974,141
Shares redeemed	(1,181,120)	(12,699,173)	(1,093,574)	(15,340,212)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(402,262)	$(4,013,033)	1,633,713	$23,562,611

Year Ended November 30	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	93,046	$1,059,246	335,979	$4,942,061
Shares issued to shareholders in payment of distributions declared	4,379	56,839	14,110	189,491
Shares redeemed	(113,949)	(1,197,915)	(38,133)	(528,645)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(16,524)	$(81,830)	311,956	$4,602,907

Year Ended November 30	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	66,857	$743,734	262,989	$3,869,883
Shares issued to shareholders in payment of distributions declared	1,993	25,837	2,258	30,253
Shares redeemed	(27,074)	(295,399)	(127,855)	(1,885,812)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	41,776	$474,172	137,392	$2,014,324

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(377,010)	$(3,620,691)	2,083,061	$30,179,842

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$114,554,028

Sales	$118,542,876

Concentration of Credit Risk

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Line of Credit Agreement

Effective November 28, 2000, the Corporation has agreed to a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not utilize the LOC during the fiscal year ended November 30, 2001.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $684,222 as long-term capital gain dividends for the year ended November 30, 2001.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED GLOBAL EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Global Equity Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Global Equity Fund of Federated World Investment Series, Inc. at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 10, 2002

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Global Equity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U870
Cusip 31428U862
Cusip 31428U854

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G02336-04 (1/02)

Federated Investors
World-Class Investment Manager

Federated World Utility Fund

A Portfolio of Federated World Investment Series, Inc.

8TH ANNUAL REPORT

November 30, 2001

Established 1994

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated World Utility Fund

President's Message

Dear Fellow Shareholder:

Federated World Utility Fund was created in 1994, and this is its eighth Annual Report. As of November 30, 2001, the fund's net assets totaled $81.5 million and were invested in 51 stocks in 10 countries. This fund provides opportunities for income and capital growth by owning a diversified portfolio of recognizable domestic and international utility corporation stocks and convertible securities in the electric, natural gas, water, telecommunications and other regulated industries.1

This report covers the 12-month reporting period from December 1, 2000 through November 30, 2001. It begins with an interview with fund co-managers Richard J. Lazarchic, Senior Vice President, and Richard M. Winkowski, Vice President, both with Federated Global Investment Management Corp. Following their discussion are two additional items of interest. First is a complete listing of the fund's global investments, and second is the publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, utility securities are interest-rate sensitive, and a rise in interest rates can cause their value to fall.

During the reporting period, the fund retained its defensive focus on the United States (77.36% of net assets as of November 30, 2001), and holdings included value-oriented electric and natural gas stocks, as well as growth-intensive telecommunications holdings. Although the fund's telecommunications exposure tapered over the period, continued global technology sector volatility had a negative impact on fund performance. Individual share class total return performance for the 12-month reporting period, including income distributions, follows:2

	Total Return	Income	Net Asset Value Change
Class A Shares	(19.47)%	$0.126	$15.73 to $12.57 = (20.09)%
Class B Shares	(20.09)%	$0.001	$15.48 to $12.37 = (20.09)%
Class C Shares	(20.13)%	$0.000	$15.50 to $12.38 = (20.13)%

It is important to keep in mind that the true measure of this fund's performance is in years rather than months. There will be periods of negative as well as positive returns. Remember, adding to your investment account and reinvesting your distributions in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding from the shares you buy today.3

Thank you for choosing Federated World Utility Fund to pursue your long-term investment goals and for your continued confidence in the fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2002

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, Class B and Class C Shares were (23.92)%, (24.48)% and (20.93)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Richard J. Lazarchic, CFA

Senior Vice President

Federated Global Investment Management Corp.

Richard M. Winkowski

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the global utility market?

The past 12 months have been a very difficult time for global equities. In general, there has been no "safe haven" country or sector, and selling across the board, even in defensive sectors, has taken place. As investors became more risk-averse in this environment, "value" stocks outperformed "growth" stocks. In utilities, we witnessed the usual counter market trends in the first half of the reporting period, with good December and February periods contrasted with a lousy January period, during which the market exploded on the upside after the surprise Federal Reserve Board rate cut on January 3, 2001. In the second half of the reporting period, we had already had two of the year's growth spurts. So, during two of the first three quarters of fiscal year 2001, regulated industries performed well due to their defensive nature. They then outperformed the initial September 11 sell-off, but thoroughly lagged the October and November market rise. In fact, only a few telecommunications-related issues were able to maintain the market's blistering pace, and the Telecommunications Services sector's total return was extremely weak for the reporting period, followed only by the Information Technology sector.

In general, positive performing utility subsectors included some domestic long distance and regional Bell telephone names, electric companies and most natural gas companies. Negative performing sectors were the competitive local exchange carriers, telecommunications equipment firms, and California-retail electric utility companies.

As mentioned previously, utility stocks, due to their defensive nature, often perform counter to market averages especially during period of high market volatility, which prevailed over the first half of the reporting period. During the second half, however, many of these stocks were sold down to fund the end of fiscal year rally.

The effect of interest rate cuts on utility stock performance was somewhat muted due to lower rates in general, and the fact that the fastest-growing sectors of the utility industry usually pay low or no interest rates. The slower growing sectors are, in many cases, having earnings growth problems that cause them to be undesirable places to park investment money in times of distress.

Subsectors of the utility universe are being driven more by the price effects of the basic commodity--bandwidth, spectrum, kilowatt, or btu--than by interest rates or number of customers. This is due to the fact that volume, except in the case of emerging markets, is driven by usage rather than by price per unit.

What were the fund's returns for the 12-month reporting period?

As of November 30, 2001, the fund's total returns based on net asset value for Class A, Class B and Class C Shares were (19.47)%, (20.09)%, and (20.13)%, respectively. These returns slightly lagged the (18.69)% return of the fund's peer group, Lipper Utility Funds Average1 and the return (18.82)% of the fund's benchmark, MSCI World Utilities Index.2 The fund's performance beat the (29.07)% return of its benchmark, MSCI World Telecommunications Services Index.

Early in 2001, fund performance was widely dispersed by subsector and by company, and there was great variation between the winners and losers. Our underweight position in telecommunications and overweight position in electrics and natural gas stocks helped the fund's performance. Surprisingly, some of the beleaguered domestic long-distance companies (WorldCom, for example), integrated communication companies (Broadwing), and undersea fiber optic network companies (Tycom) contributed positively to the fund's performance early in the year. On the other hand, previously reliable performers like Dynegy and Coastal hurt our first quarter returns. Exceptions to our guarded telecommunications position were the regional Bells, and gains there improved fund performance.

Electric and natural gas holdings were driven by a combination of defensiveness and commodity influence ebbing and flowing with both high prices and California revelations and reverberations. In general, electric stocks like Calpine and Dynegy did well from mid-January through the end of April, while natural gas stocks like El Paso and National Fuel Gas had a perilous December, but came through at other times depending on multiples and the amount of business in California. In the latter part of the fund's fiscal year our telecommunications investments were primarily in the U.S. regional Bell stocks, which were some of the better performers during the third quarter. Also our non-telecommunications positions in Europe--especially France, Germany and the United Kingdom--performed well.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

2 The MSCI World Telecommunications Services Index is a capitalization-weighted index that monitors the performance of telecommunications services stocks from around the world. The MSCI World Utilities Index is a capitalization-weighted index that monitors the performance of utility stocks from around the world. These indexes are unmanaged, and investments cannot be made in an index.

What were some of the fund's recent purchases?

Recent purchases included the following companies:

Autostrade SpA (Italy; 2.9% of net assets) is Italy's largest toll-road operator, offers attractive dividend yields, and is a major cost cutting story.

AES (United States; 1.6% of net assets) is a global power company that participates in electricity generation and distribution.

Lattice Group (United Kingdom; 1.0% of net assets) is one of the country's largest natural gas transmission companies, and trades at a discount to its asset value.

What were the fund's top ten holdings as of November 30, 2001?

The top ten holdings were as follows:

Name	Country	Sector	Percentage of Net Assets
SBC Communications, Inc.	United States	Telecommunication Services	6.9%
Verizon Communications	United States	Telecommunication Services	5.1%
AT&T Corp.	United States	Telecommunication Services	5.0%
TXU Corp.	United States	Utilities	3.9%
Sempra Energy	United States	Utilities	3.0%
PPL Corp.	United States	Utilities	2.9%
Williams Cos., Inc. (The)	United States	Utilities	2.9%
Autostrade SpA	Italy	Public Thoroughfares	2.9%
Constellation Energy Group, Inc.	United States	Utilities	2.8%
Sprint Corp.	United States	Telecommunication Services	2.8%
TOTAL			38.2%

What were the fund's country weightings?

As of November 30, 2001, the fund's country weightings were as follows:

Country	Percentage of Net Assets
United States	77.4%
United Kingdom	7.5%
Italy	2.9%
Spain	1.8%
Portugal	1.8%
Brazil	1.5%
France	1.5%
Japan	0.8%
Netherlands	0.7%
Canada	0.6%

What is your current strategy for the fund?

We are repositioning the fund for what we expect to be a different investment environment in the months ahead. Just as conditions in the last three weeks of September were not normal, so do we expect future results to be driven by recent events, namely slow economic conditions followed by a gradual quickening of results as the large liquidity infusion by the Federal Reserve Board, along with government-sponsored tax cuts and personal and business investment incentives, start to kick in.

We have begun to increase our Telecommunication Services exposure both from a defensive and offensive point of view due to the sector's severe market correction and the improved economic conditions expected to develop in 2002. We are also sticking with many of our regulated industry and electric utility names, and may add to natural gas stocks, which have suffered from lower natural gas prices.

Because domestic utilities are the most numerous and many have attractive price-to-earnings ratios, U.S. holdings will continue to drive the fund's portfolio; however, we intend to broaden our exposure to Asia and add positions in other emerging markets where growth rates may be higher.

Federated World Utility Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated World Utility Fund (the "Fund") from April 22, 1994 (start of performance) to November 30, 2001 compared to the MSCI World/Telecommunication Services Index (MSCI-WTS),2,3 MSCI World/Utilities Index (MSCI-WU)2,3 and the Lipper Utility Funds Average (LUFA).4

Average Annual Total Returns[5] for the Period Ended 11/30/2001
1 Year	(23.92)%
5 Years	5.78%
Start of Performance (4/22/1994)	8.12%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WTS, MSCI-WU and LUFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The MSCI-WTS and MSCI-WU are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 For this illustration, MSCI-WTS and MSCI-WU began their performance on December 31, 1994. The indexes have been assigned a beginning value of $9,264, the value of the Fund on December 31, 1994.

4 The LUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

5 Total return quoted reflects all applicable sales charges.

Federated World Utility Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated World Utility Fund (the "Fund") from July 27, 1995 (start of performance) to November 30, 2001 compared to the MSCI World/Telecommunication Services Index (MSCI-WTS),2 MSCI World/Utilities Index (MSCI-WU)2 and the Lipper Utility Funds Average (LUFA).3

Average Annual Total Returns[4] for the Period Ended 11/30/2001
1 Year	(24.48)%
5 Years	5.87%
Start of Performance (7/27/1995)	8.55%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge for any redemption over six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WTS, MSCI-WU and LUFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The MSCI-WTS and MSCI-WU are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Federated World Utility Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated World Utility Fund (the "Fund") from July 27, 1995 (start of performance) to November 30, 2001 compared to the MSCI World/Telecommunication Services Index (MSCI-WTS),2 MSCI World/Utilities Index (MSCI-WU)2 and the Lipper Utility Funds Average (LUFA).3

Average Annual Total Returns[4] for the Period Ended 11/30/2001
1 Year	(20.93)%
5 Years	6.19%
Start of Performance (7/27/1995)	8.52%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WTS, MSCI-WU and LUFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The MSCI-WTS and MSCI-WU are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

November 30, 2001

Shares			Value
		COMMON STOCKS--93.6%
		Cable TV--3.2%
77,000		Adelphia Communications Corp., Class A	$1,933,470
17,000		Cablevision Systems Corp., Class A	714,680

		TOTAL	2,648,150

		Energy--5.8%
37,200		Conoco, Inc.	1,018,164
40,000		National Fuel Gas Co.	895,200
62,000		Petroleo Brasileiro SA, ADR	1,249,300
20,500		Questar Corp.	476,830
12,750		Royal Dutch Petroleum Co., ADR	616,335
13,000		Talisman Energy, Inc.	459,203

		TOTAL	4,715,032

		Non-Hazardous Waste Disposal--1.4%
40,000		Waste Management, Inc.	1,172,000

		Public Thoroughfares--6.5%
151,247		Autopistas, Concesionaria Espanola SA	1,484,938
350,000		Autostrade SpA	2,326,392
170,000		Brisa Auto Estradas de Portugal SA	1,446,716

		TOTAL	5,258,046

		Telecommunication Services--26.9%
234,000		AT&T Corp.	4,092,660
66,000		AT&T Wireless Services, Inc.	922,020
44,000		BellSouth Corp.	1,694,000
160		Nippon Telegraph & Telephone Corp.	662,230
149,776		SBC Communications, Inc.	5,598,627
105,000		Sprint Corp.	2,287,950
88,700		Verizon Communications	4,168,900
561,079		Vodafone Group PLC	1,439,421
80,000		WorldCom, Inc. -- MCI Group	1,048,800

		TOTAL	21,914,608

Shares			Value
		COMMON STOCKS--continued
		Utilities--49.8%
77,000	[1]	AES Corp.	$1,272,040
188,000		AWG PLC	1,473,709
80,080,000		AWG PLC - Red. Shares	91,307
47,000		Allegheny Energy, Inc.	1,637,950
19,900		American Electric Power Co., Inc.	820,875
64,000	[1]	Calpine Corp.	1,379,840
30,000		Cinergy Corp.	884,400
97,000		Constellation Energy Group, Inc.	2,303,750
14,500		Duke Energy Corp.	524,175
17,600		Dynegy, Inc.	534,160
18,845		El Paso Energy Corp.	838,603
38,000		Energen Corp.	880,840
35,000		Energy East Corp.	637,350
35,500		Entergy Corp.	1,309,950
39,000		Exelon Corp.	1,739,790
21,000		FPL Group, Inc.	1,163,400
57,000		FirstEnergy Corp.	1,925,460
300,800		Innogy Holdings PLC	854,215
300,580		Kelda Group PLC	1,467,276
44,500		KeySpan Corp.	1,474,285
380,000		Lattice Group PLC	823,225
51,000		Mirant Corp.	1,244,910
66,500		PPL Corp.	2,365,405
29,000		Progress Energy, Inc.	1,202,050
70,000		Reliant Resources, Inc.	1,138,900
107,000		Sempra Energy	2,478,120
41,000		Suez SA	1,239,563
70,500		TXU Corp.	3,179,550
65,000		Vectren Corp.	1,378,000
88,500		Williams Cos., Inc. (The)	2,364,720

		TOTAL	40,627,818

		TOTAL COMMON STOCKS (IDENTIFIED COST $76,368,191)	76,335,654

Shares			Value
		MUTUAL FUND--2.9%
2,393,453		Prime Value Obligations Fund, Class IS (at net asset value)	$2,393,453

		TOTAL INVESTMENTS (IDENTIFIED COST $78,761,644)[2]	$78,729,107

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $79,893,895. The net unrealized depreciation of investments on a federal tax basis amounts to $1,164,788 which is comprised of $3,072,725 appreciation and $4,237,513 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($81,549,898) at November 30, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified cost $78,761,644)		$78,729,107
Income receivable		155,914
Receivable for investments sold		5,003,972
Receivable for shares sold		86,098

TOTAL ASSETS		83,975,091

Liabilities:
Payable for investments purchased	$2,065,967
Payable for shares redeemed	281,287
Net payable for foreign currency exchange contracts	93
Accrued expenses	77,846

TOTAL LIABILITIES		2,425,193

Net assets for 6,537,588 shares outstanding		$81,549,898

Net Assets Consist of:
Paid in capital		$101,266,296
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(35,632)
Accumulated net realized loss on investments and foreign currency transactions		(19,855,372)
Undistributed net investment income		174,606

TOTAL NET ASSETS		$81,549,898

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($43,068,979 ÷ 3,427,441 shares outstanding)		$12.57

Offering price per share (100/94.50 of $12.57)[1]		$13.30

Redemption proceeds per share		$12.57

Class B Shares:
Net asset value per share ($31,944,670 ÷ 2,582,276 shares outstanding)		$12.37

Offering price per share		$12.37

Redemption proceeds per share (94.50/100 of $12.37)[1]		$11.69

Class C Shares:
Net asset value per share ($6,536,249 ÷ 527,871 shares outstanding)		$12.38

Offering price per share		$12.38

Redemption proceeds per share (99.00/100 of $12.38)[1]		$12.26

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $40,702)		$2,564,023
Interest		278,853

TOTAL INCOME		2,842,876

Expenses:
Investment adviser fee	$1,125,562
Administrative personnel and services fee	185,000
Custodian fees	30,300
Transfer and dividend disbursing agent fees and expenses	195,518
Directors'/Trustees' fees	2,601
Auditing fees	13,649
Legal fees	3,765
Portfolio accounting fees	78,764
Distribution services fee--Class B Shares	330,205
Distribution services fee--Class C Shares	62,190
Shareholder services fee--Class A Shares	150,594
Shareholder services fee--Class B Shares	110,068
Shareholder services fee--Class C Shares	20,730
Share registration costs	54,851
Printing and postage	50,089
Insurance premiums	1,409
Taxes	12,924
Miscellaneous	2,280

TOTAL EXPENSES	2,430,499

Reimbursement of investment adviser fee	(521)

Net expenses		2,429,978

Net investment income		412,898

Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(11,478,788)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(11,711,746)

Net realized and unrealized loss on investments and foreign currency transactions		(23,190,534)

Change in net assets resulting from operations		$(22,777,636)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$412,898	$514,784
Net realized loss on investments and foreign currency transactions	(11,478,788)	(8,033,638)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(11,711,746)	(7,916,186)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(22,777,636)	(15,435,040)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(561,869)	(212)
Class B Shares	(3,232)	(143)
Class C Shares	--	(23)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	--	(8,931,433)
Class B Shares	--	(6,033,693)
Class C Shares	--	(965,023)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(565,101)	(15,930,527)

Share Transactions:
Proceeds from sale of shares	12,375,507	93,740,587
Net asset value of shares issued to shareholders in payment of distributions declared	508,674	14,145,185
Cost of shares redeemed	(39,680,901)	(60,692,247)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(26,796,720)	47,193,525

Change in net assets	(50,139,457)	15,827,958

Net Assets:
Beginning of period	131,689,355	115,861,397

End of period (including undistributed net investment income of $174,606 and $479,376, respectively)	$81,549,898	$131,689,355

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$15.73	$19.61	$16.24	$14.16	$12.69
Income From Investment Operations:
Net investment income	0.11	0.13 [1]	0.03	0.23	0.28
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.14)	(1.34)	4.68	2.55	2.00

TOTAL FROM INVESTMENT OPERATIONS	(3.03)	(1.21)	4.71	2.78	2.28

Less Distributions:
Distributions from net investment income	(0.13)	(0.00)[2]	(0.04)	(0.26)	(0.38)
Distribution from net realized gain on investments and foreign currency transactions	--	(2.67)	(1.30)	(0.44)	(0.43)

TOTAL DISTRIBUTIONS	(0.13)	(2.67)	(1.34)	(0.70)	(0.81)

Net Asset Value, End of Period	$12.57	$15.73	$19.61	$16.24	$14.16

Total Return[3]	(19.47)%	(7.64)%	31.41%	20.42%	19.08%

Ratios to Average Net Assets:

Expenses	1.81%	1.69%	1.61%	1.52%	1.40%

Net investment income	0.72%	0.69%	0.21%	1.71%	2.16%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.37%	0.81%	1.49%

Supplemental Data:

Net assets, end of period (000 omitted)	$43,069	$70,883	$65,071	$28,022	$20,394

Portfolio turnover	218%	219%	169%	139%	52%

1 Per share amount based on average shares outstanding.

2 Per share amount does not round to $(0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$15.48	$19.47	$16.19	$14.12	$12.68
Income From Investment Operations:
Net investment income (net operating loss)	(0.04)	(0.01)[1]	(0.07)	0.12	0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.07)	(1.31)	4.65	2.54	1.95

TOTAL FROM INVESTMENT OPERATIONS	(3.11)	(1.32)	4.58	2.66	2.16

Less Distributions:
Distributions from net investment income	(0.00)[2]	(0.00)[2]	--	(0.15)	(0.29)
Distribution from net realized gain on investments and foreign currency transactions	--	(2.67)	(1.30)	(0.44)	(0.43)

TOTAL DISTRIBUTIONS	(0.00)[2]	(2.67)	(1.30)	(0.59)	(0.72)

Net Asset Value, End of Period	$12.37	$15.48	$19.47	$16.19	$14.12

Total Return[3]	(20.09)%	(8.34)%	30.57%	19.53%	18.04%

Ratios to Average Net Assets:

Expenses	2.56%	2.44%	2.36%	2.27%	2.15%

Net investment income (net operating loss)	(0.03)%	(0.05)%	(0.54)%	0.96%	1.36%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.37%	0.81%	1.49%

Supplemental Data:

Net assets, end of period (000 omitted)	$31,945	$51,312	$43,969	$22,793	$15,177

Portfolio turnover	218%	219%	169%	139%	52%

1 Per share amount based on average shares outstanding.

2 Per share amount does not round to $(0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

5 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$15.50	$19.48	$16.21	$14.14	$12.67
Income From Investment Operations:
Net investment income (net operating loss)	(0.04)	(0.01)[1]	(0.06)	0.12	0.19
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.08)	(1.30)	4.63	2.54	2.00

TOTAL FROM INVESTMENT OPERATIONS	(3.12)	(1.31)	4.57	2.66	2.19

Less Distributions:
Distributions from net investment income	--	(0.00)[2]	--	(0.15)	(0.29)
Distribution from net realized gain on investments and foreign currency transactions	--	(2.67)	(1.30)	(0.44)	(0.43)

TOTAL DISTRIBUTIONS	--	(2.67)	(1.30)	(0.59)	(0.72)

Net Asset Value, End of Period	$12.38	$15.50	$19.48	$16.21	$14.14

Total Return[3]	(20.13)%	(8.29)%	30.46%	19.50%	18.24%

Ratios to Average Net Assets:

Expenses	2.56%	2.44%	2.36%	2.27%	2.15%

Net investment income (net operating loss)	(0.03)%	(0.03)%	(0.54)%	0.96%	1.39%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.37%	0.81%	1.49%

Supplemental Data:

Net assets, end of period (000 omitted)	$6,536	$9,494	$6,821	$3,276	$1,923

Portfolio turnover	218%	219%	169%	139%	52%

1 Per share amount based on average shares outstanding.

2 Per share amount does not round to $(0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

5 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated World Utility Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The Fund's investment objective is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Market values of the Fund's foreign and domestic equity securities are determined according to the last reported sale price on a recognized securities exchange, if available. If unavailable, or if the securities trade over-the-counter, the securities are generally valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic fixed income securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic fixed income securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to book and tax differences.

The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$172,479	$(19,912)	$(152,567)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $18,723,121 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 6,673,723

2009	$12,049,398

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 2001, the Fund had an outstanding foreign currency commitment as set forth below:

Settlement Date	Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contracts Purchased:
12/4/2001	143,498 Pound Sterling	$204,613	$204,520	$(93)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	200,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	400,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	523,174	$8,042,549	3,245,349	$60,882,225
Shares issued to shareholders in payment of distributions declared	31,239	505,442	450,510	7,951,852
Shares redeemed	(1,633,419)	(23,875,326)	(2,507,411)	(46,274,430)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,079,006)	$(15,327,335)	1,188,448	$22,559,647

Year Ended November 30	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	237,321	$3,611,025	1,435,985	$26,332,183
Shares issued to shareholders in payment of distributions declared	409	3,232	304,021	5,317,330
Shares redeemed	(970,090)	(13,861,601)	(684,065)	(12,168,767)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(732,360)	$(10,247,344)	1,055,941	$19,480,746

Year Ended November 30	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	48,514	$721,933	340,413	$6,526,179
Shares issued to shareholders in payment of distributions declared	--	--	50,029	876,003
Shares redeemed	(133,377)	(1,943,974)	(127,799)	(2,249,050)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(84,863)	$(1,222,041)	262,643	$5,153,132

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,896,229)	$(26,796,720)	2,507,032	$47,193,525

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Federated Investment Management Company (FIMC), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$230,048,272

Sales	$248,955,468

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Line of Credit Agreement

Effective November 28, 2000, the Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not utilize the LOC during the fiscal year ended November 30, 2001.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2001, the Fund did not designate any long-term capital gains dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED WORLD UTILITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated World Utility Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated World Utility Fund of Federated World Investment Series, Inc. at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 10, 2002

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated World Utility Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U672
Cusip 31428U664
Cusip 31428U656

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00259-06 (1/02)

Federated Investors
World-Class Investment Manager

Federated International High Income Fund

A Portfolio of Federated World Investment Series, Inc.

6TH ANNUAL REPORT

November 30, 2001

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated International High Income Fund

President's Message

Dear Fellow Shareholder:

Federated International High Income Fund was created in 1996, and I am pleased to present its sixth Annual Report. As of November 30, 2001, the fund's $92.4 million in net assets was invested in over 39 holdings spread across 18 government bonds and 23 international corporate issues in 17 countries. The fund offers shareholders significant income opportunities from a select portfolio of carefully researched international bonds issued by companies and governments outside the United States -- both in emerging and developed markets.1 This income portfolio can easily complement other international investments or other domestic bond funds by emphasizing its diversification.

This report covers the 12-month reporting period from December 1, 2000 through November 30, 2001. It begins with an interview with Robert Kowit, Senior Vice President, who co-manages the fund and with Roberto Sánchez-Dahl, Vice President, both of Federated Global Investment Management Corp. Following their discussion covering international economic and market conditions and fund strategy are two additional items of shareholder interest. First is a complete listing of the fund's international bond investments, and second is the publication of the fund's financial statements.

Federated International High Income Fund gives you the opportunity to increase your international exposure with a diversified portfolio of fixed income securities. The bonds in the fund have historically been generous income-paying issues, and offer the potential for long-term capital appreciation. In domestic bonds, 10 interest rate cuts by the Federal Reserve Board through November of 2001 influenced bond prices positively. In international bonds, sharp interest rate cuts by central banks around the world had a positive influence on bond prices.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Securities rated below investment grade generally entail greater market, credit and liquidity risks than investment grade securities. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

Shareholders of this fund enjoyed double-digit returns and very attractive income over the reporting period. Individual share class total return performance for the reporting period, including income distributions, follows.2

	Total Return	Income	Net Asset Value Increase
Class A Shares	15.33%	$0.820	$7.01 to $7.22 = 3.00%
Class B Shares	14.48%	$0.766	$7.01 to $7.22 = 3.00%
Class C Shares	14.47%	$0.766	$7.01 to $7.22 = 3.00%

If you are not already doing so, I invite you to join the many shareholders who reinvest their monthly dividends or add to their accounts to compound their shares in order to own more shares for future income. In this market environment, I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3 By investing the same amount on a regular basis, you buy more fund shares when prices are low and fewer when prices are high.

Thank you for your investment in Federated International High Income Fund and for the confidence you have shown by investing a portion of your wealth in the fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2002

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 10.14%, 8.98%, and 13.47%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Robert M. Kowit

Senior Vice President

Federated Global Investment Management Corp.

Roberto Sánchez-Dahl

Vice President

Federated Global Investment Management Corp.

Investment Review

The fund invests in three relatively uncorrelated sectors of the international fixed income markets -- emerging markets, European high-yield debt and non-dollar denominated developed markets. How did these markets perform during the reporting period?

The emerging markets, as defined by the J.P. Morgan Emerging Markets Bond Index,1 had a total return of 2.29% for the reporting period. Over the same period, the European high-yield market, as defined by the Merrill Lynch European Issuers High Yield Index,2 had a total return of (2.97%) for the past 12 months. The non-dollar denominated developed market, as defined by the J.P. Morgan Non-Dollar Bond Index,3 had a total return of 2.73% over the same period.

It is worth mentioning that the fund's investment strategy for 2001 was to invest in emerging markets and European high-yield debt only to take advantage of the significantly higher yields and total return potential of these issues when compared with the non-dollar denominated developed markets.

1 The J.P. Morgan Emerging Markets Bond Index is a total return, unmanaged market-weighted index of external currency-denominated debt instruments of 13 emerging countries. Investments cannot be made in an index.

2 Merrill Lynch European Issuers High Yield Index is a total return, unmanaged index of below investment grade European domiciled corporate issuers' debt denominated in U.S. dollar, sterling, euro and euro legacy currency. Investments cannot be made in an index.

3 The J.P. Morgan Non-Dollar Bond Index is a total return, unmanaged trade-weighted index of over 360 government and high-grade bonds in 12 developed countries. Investments cannot be made in an index.

How did Federated International High Income Fund perform over the 12-month period ended November 30, 2001?

For the reporting period, the fund's double-digit returns were: Class A Shares, 15.33%; Class B Shares, 14.48%; and Class C Shares, 14.47%. The fund significantly outperformed the Lipper Emerging Debt Fund average total return of 12.76%.4 These returns were also significantly better than the 2.29% return of the emerging markets as measured by the fund's benchmark, the J.P. Morgan Emerging Markets Bond Index.

The fund's performance for the year was supported primarily by an overweight allocation to sovereign bonds in Russia and Brazil and selective exposure to corporate credits in Mexico. Also important for the fund's performance when compared to the index was our decision towards the end of the year 2000 to eliminate all exposure to Argentina due to the apparent risks and deep uncertainties in both the economic and political fronts at that time.

Argentina's sovereign debt represented over 23% of the index at the end of the year 2000; and by the end of November 2001 it had dropped to 10.6% as a result of deeper economic crisis and a very unstable political outlook. The significant decline in value of such a large component of the index was the main factor behind the weak performance of the benchmark index for emerging markets.

Income is a primary consideration for shareholders. What level of income did the fund provide during the period?

The fund paid a healthy income stream totaling $0.820 per share for Class A Shares, $0.766 for Class B Shares, and $0.766 per share for Class C Shares. From a yield perspective, the fund's 30-day SEC yield as of November 30, 2001 based on net asset value was 10.83% for Class A Shares, 10.09% for Class B Shares and 10.09% for Class C Shares.5 Dividends are paid monthly to shareholders.

What were the fund's top five government and corporate holdings as of November 30, 2001?

The fund's top five international government holdings were:

Country/Coupon/Maturity	Percentage of Net Assets
Russia, Government of, Unsub., 12.75% due 06/24/2028	8.9%
Brazil, Government of, 14.50% due 10/15/2009	7.0%
Russia, Government of, 8.25% due 03/31/2010	5.2%
Mexico, Government of, 11.375% due 09/15/2016	4.6%
Ecuador, Government of, Bond, 12.00% due 11/15/2012	4.3%
TOTAL PERCENTAGE OF NET ASSETS	30.0%

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

5 The Fund's 30-day SEC yields as of November 30, 2001 based on offering price were 10.33% for Class A Shares, 12.02% for Class B Shares, and 12.02% for Class C Shares.

The fund's top five international corporate holdings were:

Name/Coupon/Maturity	Country	Percentage of Net Assets
Grupo Elektra, SA de CV, Sr. Note, 12.00% due 04/01/2008	Mexico	3.8%
Companhia Petrolifera Marlim, 12.25% due 09/26/2008	Brazil	3.3%
CHC Helicopter Corp., Company Guarantee, 11.75% due 07/15/2007	Canada	2.6%
MRS Logistica SA, Bond, 10.625% due 08/15/2005	Brazil	2.5%
BBVA Bancomer, Capital Trust, Bonds, 10.50% due 02/16/2011	Mexico	2.4%
TOTAL		14.6%

What were the fund's top ten countries for investment?

As of November 30, 2001, the top ten countries in which the fund invested included:

Country	Percentage of Net Assets
Brazil	23.6%
Russia	17.7%
Mexico	16.7%
Ecuador	4.3%
Poland	4.3%
United Kingdom	4.0%
Turkey	4.0%
Colombia	3.5%
Netherlands	2.7%
Canada	2.6%

What were a couple of the fund's notable recent purchases?

Recent purchases included:

TV Azteca SA de CV, Sr. Note (Mexico, 10.5% due 02/15/2007) is the second largest broadcaster in Mexico and the second largest producer of Spanish language programming in the world. Other subsidiaries include: Todito.com, a U.S.-based Internet portal targeted to Spanish speakers in North America; and Unefon, a Mexican telecommunications company that offers digital wireless services.

Yell Group Ltd. (United Kingdom, 10.75% due 08/01/2011) is a leading provider of classified directory advertising and related products in the United Kingdom and the United States. Its principal activity is the sale of advertising and the preparation and publication of, classified directories which are distributed to the public free of charge. Its core business consists of the Yellow Pages and the Business Pages in the UK, the Yellow Book in the US and other services such as telephone-based information services, Talking Pages, on-line information service, Yell.com, and the UK Business Data Base.

As we reach the end of 2001, what is your outlook for high-yield bonds in the emerging and developed bond markets?

Under the scenario of an improved global environment in the second half of 2002 and stable oil prices, we expect emerging markets to have solid performance next year, with Brazil and Russia likely to be among the top performers. During the first half of 2002, emerging markets should benefit from strong market technicals, a more accommodating global interest rate policy, and a shift in market sentiment towards less risk aversion. Despite higher financing needs for 2002 for the region as a whole, the planned public sector debt issuance for Latin America, excluding Argentina, looks manageable at about $10 billion. In the case of Asia and emerging European markets, these regions should experience a marginal increase in foreign direct investment and equity inflows next year.

As for the developed bond markets, the euro area and other industrialized economies may be lagging developments in the United States, which may support further monetary easing in early 2002. After a rate cut in early 2002, we expect the European Central Bank to leave rates unchanged for most of the year. Budget deficits are likely to deteriorate in the euro area; however, we expect the euro currency to strengthen gradually against the U.S. dollar given the large current account and trade deficits in the United States.

Federated International High Income Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class A Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 2001 compared to the J.P. Morgan Emerging Markets Bond Index (JPM-EMB).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	10.14%
5 Years	3.16%
Start of Performance (10/2/1996)	3.65%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated International High Income Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class B Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 2001 compared to the J.P. Morgan Emerging Markets Bond Index (JPM-EMB).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	8.98%
5 Years	3.08%
Start of Performance (10/2/1996)	3.67%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Federated International High Income Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class C Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 2001 compared to the J.P. Morgan Emerging Markets Bond Index (JPM-EMB).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	13.47%
5 Years	3.33%
Start of Performance (10/2/1996)	3.79%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Portfolio of Investments

November 30, 2001

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		COMMON STOCKS--0.0%
		Telecommunications & Cellular--0.0%
1,000	[1,2,3]	Enitel ASA, Warrants	$0
900	[1]	Jazztel PLC, Warrants	1,209

		TOTAL COMMON STOCKS (IDENTIFIED COST $0)	1,209

		CORPORATE BONDS--37.4%
		Air Transportation--2.6%
2,500,000		CHC Helicopter Corp., Company Guarantee, 11.75%, 7/15/2007	2,367,151

		Broadcast Radio & TV--2.2%
2,250,000		TV Azteca SA de CV, Sr. Note, Series B, 10.50%, 2/15/2007	2,081,317

		Cable & Wireless Television--5.0%
2,000,000	[2,3]	eKabel Hessen gmbH, Sr. Note, 14.50%, 9/1/2010	1,200,372
2,250,000		Innova S De R.L., Sr. Note, 12.875%, 4/1/2007	1,968,385
2,500,000		Satelites Mexicanos SA, Sr. Note, Series B, 10.125%, 11/1/2004	1,437,500

		TOTAL	4,606,257

		Chemicals & Plastics--1.0%
1,000,000	[2,3]	Messer Griesheim Holding AG, Sr. Note, 10.375%, 6/1/2011	927,153

		Consumer Products--2.3%
2,000,000		TM Group Holdings, Sr. Note, 11.00%, 5/15/2008	2,100,000

		Financial Intermediaries--2.4%
2,000,000	[2,3]	BBVA Bancomer Capital Trust, Bond, 10.50%, 2/16/2011	2,195,000

		Oil & Gas--8.1%
3,000,000	[2,3]	Companhia Petrolifera Marlim, 12.25%, 9/26/2008	3,037,500
1,500,000	[2,3]	Pemex Project Funding Master, Bond, 8.00%, 11/15/2011	1,483,830
1,100,000		Petrobras International Finance, Sr. Note, Series REGS, 9.75%, 7/6/2011	1,102,750
2,000,000	[2,3]	Petroplus Funding BV, Bond, 10.50%, 10/15/2010	1,863,263

		TOTAL	7,487,343

		Printing & Publishing--2.4%
1,000,000		Yell Finance BV, Sr. Disc. Note, 13.50%, 8/1/2011	605,000
1,500,000		Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	1,612,500

		TOTAL	2,217,500

		Rail Industry--2.5%
2,600,000		MRS Logistica SA, Bond, 10.625%, 8/15/2005	2,317,609

Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Retailers--3.8%
3,600,000		Grupo Elektra SA de CV, Sr. Note, 12.00%, 4/1/2008	$3,510,000

		Telecommunications & Cellular--5.1%
2,000,000		Cellco Finance NV, Sr. Note, 12.75%, 8/1/2005	1,690,000
900,000		Jazztel PLC, Sr. Note, XW1, 14.00%, 7/15/2010	378,923
500,000	[2]	Jazztel PLC, Sr. Note, 14.00%, 4/1/2009	214,992
3,000,000		Netia Holdings, Series B, 11.25%, 11/1/2007	480,000
2,000,000		Partner Communications, Sr. Sub. Note, 13.00%, 8/15/2010	1,970,000

		TOTAL	4,733,915

		TOTAL CORPORATE BONDS (IDENTIFIED COST $37,425,160)	34,543,245

		SOVEREIGN GOVERNMENTS--58.5%
2,800,000		Brazil, Government of, 10.125%, 5/15/2027	1,965,600
6,400,000		Brazil, Government of, 14.50%, 10/15/2009	6,467,200
2,900,000		Brazil, Government of, Bond, 12.25%, 3/6/2030	2,363,500
4,494,647		Brazil, Government of, Brady Bond C, 8.00%, 4/15/2014	3,265,810
1,750,000		Brazil, Government of, Unsub., 11.00%, 8/17/2040	1,265,688
1,881,000		Bulgaria, Government of, Brady Bond IAB, 6.313%, 7/28/2011	1,573,927
3,250,000		Colombia, Government of, Bond, 11.75%, 2/25/2020	3,237,000
1,250,000		Dominican Republic, Government of, Bond, 9.50%, 9/27/2006	1,248,125
5,675,000	[2]	Ecuador, Government of, Bond, 12.00%, 11/15/2012	3,955,475
3,500,000		Mexico, Government of, 11.375%, 9/15/2016	4,260,900
2,500,000		Peru, Government of, Brady Bond FLIRB, 4.00%, 3/7/2017	1,728,450
14,750,000		Poland, Government of, Bond, 8.50%, 6/12/2005	3,475,121
1,250,000		Russia, Government of, 10.00%, 6/26/2007	1,217,250
5,700,000		Russia, Government of, 8.25%, 3/31/2010	4,775,460
7,850,000		Russia, Government of, Unsub., 12.75%, 6/24/2028	8,252,313
3,950,000	[2]	Russia, Government of, Unsub., 5.00%, 3/31/2030	2,117,003
2,000,000		Turkey, Government of, Note, 11.375%, 11/27/2006	2,010,300
940,000		Ukraine, Government of, Sr. Note, 11.00%, 3/15/2007	866,586

		TOTAL SOVEREIGN GOVERNMENTS (IDENTIFIED COST $51,560,262)	54,045,708

Shares			Value in U.S. Dollars
		MUTUAL FUND--2.3%
2,088,270		Prime Value Obligations Fund, Class IS (at net asset value)	$2,088,270

		TOTAL INVESTMENTS (IDENTIFIED COST $91,073,692)[4]	$90,678,432

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 2001, these securities amounted to $16,994,588 which represents 18.4% of net assets. Included in this amount, securities which have been deemed liquid. These securities amounted to $10,707,118 which represents 11.6% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Directors.

4 The cost of investments for federal tax purposes amounts to $91,109,623. The net unrealized depreciation of investments on a federal tax basis amounts to $431,191 which is comprised of $3,953,322 appreciation and $4,384,513 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($92,376,317) at November 30, 2001.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified cost $91,073,692)		$90,678,432
Income receivable		2,460,280
Receivable for shares sold		1,998,432

TOTAL ASSETS		95,137,144

Liabilities:
Payable for investments purchased	$1,946,424
Payable for shares redeemed	174,817
Income distribution payable	536,195
Accrued expenses	103,391

TOTAL LIABILITIES		2,760,827

Net assets for 12,799,170 shares outstanding		$92,376,317

Net Assets Consist of:
Paid in capital		$113,731,806
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(390,861)
Accumulated net realized loss on investments and foreign currency transactions		(20,148,311)
Accumulated distributions in excess of net investment income		(816,317)

TOTAL NET ASSETS		$92,376,317

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($31,345,678 ÷ 4,343,244 shares outstanding)		$7.22

Offering price per share (100/95.50 of $7.22)[1]		$7.56

Redemption proceeds per share		$7.22

Class B Shares:
Net asset value per share ($54,551,714 ÷ 7,558,354 shares outstanding)		$7.22

Offering price per share		$7.22

Redemption proceeds per share (94.50/100 of $7.22)[1]		$6.82

Class C Shares:
Net asset value per share ($6,478,925 ÷ 897,572 shares outstanding)		$7.22

Offering price per share		$7.22

Redemption proceeds per share (99.00/100 of $7.22)[1]		$7.15

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Interest		$10,944,514

Expenses:
Investment adviser fee	$700,424
Administrative personnel and services fee	185,000
Custodian fees	45,827
Transfer and dividend disbursing agent fees and expenses	91,977
Directors'/Trustees' fees	1,836
Auditing fees	11,600
Legal fees	12,591
Portfolio accounting fees	81,521
Distribution services fee--Class B Shares	427,544
Distribution services fee--Class C Shares	39,117
Shareholder services fee--Class A Shares	50,453
Shareholder services fee--Class B Shares	142,515
Shareholder services fee--Class C Shares	13,039
Share registration costs	40,546
Printing and postage	59,275
Insurance premiums	1,285
Taxes	7,015
Interest expense	633
Miscellaneous	11,993

TOTAL EXPENSES	1,924,191

Waiver and Reimbursement:
Waiver of investment adviser fee	(503,520)
Reimbursement of investment adviser fee	(133)

TOTAL WAIVER AND REIMBURSEMENT	(503,653)

Net expenses		1,420,538

Net investment income		9,523,976

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(5,533,982)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		7,329,984

Net realized and unrealized gain on investments and foreign currency transactions		1,796,002

Change in net assets resulting from operations		$11,319,978

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,523,976	$8,917,290
Net realized loss on investments and foreign currency transactions	(5,533,982)	(8,478,214)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	7,329,984	143,228

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	11,319,978	582,304

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,238,227)	(833,006)
Class B Shares	(5,837,092)	(2,762,140)
Class C Shares	(536,796)	(253,780)
Distributions from paid in capital
Class A Shares	(61,156)	(1,049,690)
Class B Shares	(156,731)	(3,480,638)
Class C Shares	(14,327)	(319,795)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(8,844,329)	(8,699,049)

Share Transactions:
Proceeds from sale of shares	33,668,510	26,829,076
Net asset value of shares issued to shareholders in payment of distributions declared	2,903,917	2,719,442
Cost of shares redeemed	(27,474,168)	(36,548,498)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	9,098,259	(6,999,980)

Change in net assets	11,573,908	(15,116,725)
Net Assets:
Beginning of period	80,802,409	95,919,134

End of period	$92,376,317	$80,802,409

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$7.01	$7.71	$7.99	$9.50	$10.12
Income From Investment Operations:
Net investment income	0.82	0.78	0.93 [1]	0.94	1.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.21	(0.70)	(0.37)	(1.49)	(0.78)

TOTAL FROM INVESTMENT OPERATIONS	1.03	0.08	0.56	(0.55)	0.40

Less Distributions:
Distributions from net investment income	(0.80)	(0.35)	(0.78)	(0.96)	(1.02)
Distributions from paid in capital[2]	(0.02)[1]	(0.43)[1]	(0.06)[1]	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	(0.00)[3]	--

TOTAL DISTRIBUTIONS	(0.82)	(0.78)	(0.84)	(0.96)	(1.02)

Net Asset Value, End of Period	$7.22	$7.01	$7.71	$7.99	$ 9.50

Total Return[4]	15.33%	0.84%	7.55%	(5.95)%	4.02%

Ratios to Average Net Assets:

Expenses	1.16%	1.10%	0.96%	0.82%	0.75%

Expenses excluding interest expense	1.16%	1.10%	0.96%	0.82%	0.75%

Net investment income	12.16%	10.55%	12.09%	11.07%	10.54%

Expense waiver/reimbursement[5]	0.61%	0.78%	0.79%	0.99%	2.03%

Supplemental Data:

Net assets, end of period (000 omitted)	$31,346	$18,170	$17,793	$11,052	$9,073

Portfolio turnover	161%	236%	87%	128%	93%

1 Per share information is based on the average number of shares outstanding.

2 Represents a return of capital for federal income tax purposes.

3 Per share amount does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$7.01	$7.71	$7.99	$9.50	$10.12
Income From Investment Operations:
Net investment income	0.76	0.73	0.88 [1]	0.89	0.96
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.22	(0.71)	(0.38)	(1.50)	(0.63)

TOTAL FROM INVESTMENT OPERATIONS	0.98	0.02	0.50	(0.61)	0.33

Less Distributions:
Distributions from net investment income	(0.75)	(0.32)	(0.72)	(0.90)	(0.95)
Distributions from paid in capital[2]	(0.02)[1]	(0.40)[1]	(0.06)[1]	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	(0.00)[3]	--

TOTAL DISTRIBUTIONS	(0.77)	(0.72)	(0.78)	(0.90)	(0.95)

Net Asset Value, End of Period	$7.22	$7.01	$7.71	$7.99	$ 9.50

Total Return[4]	14.48%	0.07%	6.73%	(6.67)%	3.24%

Ratios to Average Net Assets:

Expenses	1.91%	1.85%	1.71%	1.57%	1.50%

Expenses excluding interest expense	1.91%	1.85%	1.71%	1.57%	1.50%

Net investment income	11.36%	9.75%	11.34%	10.37%	9.73%

Expense waiver/reimbursement[5]	0.61%	0.78%	0.79%	0.99%	2.03%

Supplemental Data:

Net assets, end of period (000 omitted)	$54,552	$57,171	$71,881	$70,458	$49,929

Portfolio turnover	161%	236%	87%	128%	93%

1 Per share information is based on the average number of shares outstanding.

2 Represents a return of capital for federal income tax purposes.

3 Per share amount does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$7.01	$7.71	$7.99	$9.50	$10.12
Income From Investment Operations:
Net investment income	0.75	0.72	0.88 [1]	0.85	0.98
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.23	(0.70)	(0.38)	(1.46)	(0.65)

TOTAL FROM INVESTMENT OPERATIONS	0.98	0.02	0.50	(0.61)	0.33

Less Distributions:
Distributions from net investment income	(0.75)	(0.32)	(0.72)	(0.90)	(0.95)
Distributions from paid in capital[2]	(0.02)[1]	(0.40)[1]	(0.06)[1]	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	(0.00)[3]	--

TOTAL DISTRIBUTIONS	(0.77)	(0.72)	(0.78)	(0.90)	(0.95)

Net Asset Value, End of Period	$7.22	$7.01	$7.71	$7.99	$ 9.50

Total Return[4]	14.47%	0.07%	6.73%	(6.67)%	3.24%

Ratios to Average Net Assets:

Expenses	1.91%	1.85%	1.71%	1.57%	1.50%

Expenses excluding interest expense	1.91%	1.85%	1.71%	1.57%	1.50%

Net investment income	11.36%	9.75%	11.34%	10.35%	10.04%

Expense waiver/reimbursement[5]	0.61%	0.78%	0.79%	0.99%	2.03%

Supplemental Data:

Net assets, end of period (000 omitted)	$6,479	$5,461	$6,246	$8,106	$6,037

Portfolio turnover	161%	236%	87%	128%	93%

1 Per share information is based on the aveage number of shares outstanding.

2 Represents a return of capital for federal income tax purposes.

3 Per share amount does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International High Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to seek a high level of current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. If no sale price on a recognized securities exchange is reported or if the security is traded over-the-counter, the security is valued according to the last bid price. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

The Fund will adopt the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing long-term premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Fund did not amortize long-term premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(169,482)	$1,207,205	$(1,037,723)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Paid in capital was reduced by $232,214 due to a tax return of capital.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $20,105,957, which will reduce the Fund's taxable income arising from future net gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2006	$2,542,891

2007	9,775,291

2008	3,319,786

2009	4,467,989

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 2001, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Additional information on each restricted security held at November 30, 2001 is as follows:

Security	Acquisition Dates	Acquisition Cost
Jazztel PLC, 14.00%, 4/1/2009	7/23/1999	$ 539,537

Ecuador, Government of, 12.00%, 11/15/2012	1/19/2001 -- 5/18/2001	3,911,050

Russia, Government of, 5.00%, 3/31/2030	11/20/2001 -- 11/30/2001	2,079,250

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,070,071	$22,179,681	2,066,298	$15,968,298
Shares issued to shareholders in payment of distributions declared	121,820	879,793	90,223	675,715
Shares redeemed	(1,439,448)	(10,548,618)	(1,874,840)	(14,467,508)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,752,443	$12,510,856	281,681	$2,176,505

Year Ended November 30	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,282,952	$9,367,942	1,264,056	$9,642,044
Shares issued to shareholders in payment of distributions declared	234,748	1,694,028	234,037	1,762,248
Shares redeemed	(2,110,100)	(15,313,403)	(2,676,071)	(20,344,004)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(592,400)	$(4,251,433)	(1,177,978)	$(8,939,712)

Year Ended November 30	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	294,644	$2,120,887	158,826	$1,218,734
Shares issued to shareholders in payment of distributions declared	45,665	330,096	37,749	281,479
Shares redeemed	(221,356)	(1,612,147)	(228,529)	(1,736,986)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	118,953	$838,836	(31,954)	$(236,773)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,278,996	$9,098,259	(928,251)	$(6,999,980)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Federated Investment Management Company (FIMC), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 2001.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$137,167,235

Sales	$127,800,147

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 2001, the diversification of countries was as follows:

Country	Percentage of Net Assets
Brazil	23.6%
Russia	17.7%
Mexico	16.7%
Ecuador	4.3%
Poland	4.3%
United Kingdom	4.0%
Turkey	4.0%
Colombia	3.5%
Netherlands	2.7%
Canada	2.6%
Germany	2.3%
Israel	2.1%
Peru	1.9%
Bulgaria	1.7%
Dominican Republic	1.4%
Ukraine	0.9%
Spain	0.6%

LINE OF CREDIT

Effective November 28, 2000, the Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for the extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2001, there were no outstanding loans. During the year ended November 30, 2001, the maximum outstanding borrowings were $942,055. The Fund had an average outstanding daily balance of $459,999 with a high and low interest rate of 4.75% and 4.50%, respectively, representing only the days the LOC was utilized. Interest expense totaled $633 for the year ended November 30, 2001.

SUBSEQUENT EVENT

On January 14, 2002, the Fund transferred $24,927,890 in assets in a taxable exchange for a 33% partnership interest in International High Income Core Fund ("IHCORE"). IHCORE is a Delaware limited partnership which also receives investment advisory services from the Adviser. The assets transferred represent 27.0% of the Fund's total net assets at November 30, 2001.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund did not designate any long-term capital gain dividends for the year ended November 30, 2001.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International High Income Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International High Income Fund of Federated World Investment Series, Inc. at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 14, 2002

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International High Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U771
Cusip 31428U763
Cusip 31428U755

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01949-01 (1/02)

Federated Investors
World-Class Investment Manager

Federated European Growth Fund

A Portfolio of Federated World Investment Series, Inc.

6TH ANNUAL REPORT

November 30, 2001

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated European Growth Fund

President's Message

Dear Fellow Shareholder:

Federated European Growth Fund was created in 1996, and this is its sixth Annual Report. As of November 30, 2001, the fund's net assets of $45.6 million was broadly diversified across 64 stocks selected for their capital appreciation potential, with the average holding representing approximately 1.5% of the fund's total assets. The fund invests primarily in Western Europe, which includes 12 countries that have adopted the euro, as well as others that have not yet agreed to do it (United Kingdom, Sweden and Denmark).1

This report covers the 12-month reporting period from December 1, 2000 through November 30, 2001. It begins with an interview with the fund's portfolio manager, Frank Semack, Senior Vice President of Federated Global Investment Management Corp. Following his discussion covering international economic and market conditions and fund strategy, are two additional items of shareholder interest. First is a complete listing of the fund's holdings, and second is publication of the fund's financial statements.

The fund offers shareholders significant long-term growth opportunities from a select portfolio of stocks issued by major European companies. For most of 2001, both the value of the euro relative to the U.S. dollar and the European stock markets themselves declined. Accordingly, the fund's returns were negative. Individual share class total return performance for the 12-month reporting period, including capital gains, follows:2

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	(22.66)%	$1.020	$15.34 to $11.11 = (27.57)%
Class B Shares	(23.16)%	$1.020	$14.77 to $10.60 = (28.23)%
Class C Shares	(23.03)%	$1.020	$14.72 to $10.58 = (28.13)%

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on the offering price (i.e., less any applicable sales charge), for Class A, B, and C shares were (26.90)%, (27.11)%, and (23.75)%, respectively. Current performance information is available at our website www.federatedinv.com or by calling 1-800-341-7400.

The fund's negative total returns reflect continued volatility in world markets, but it is important to remember that short-term fluctuations are to be expected. Investors should not be discouraged from pursuing long-term growth through a diversified portfolio of European securities.

Thank you for entrusting a portion of your wealth to this highly diversified approach to the dynamic European market. Remember, reinvesting your distributions is a convenient way to build the value of your account and help your money grow through the benefit of compounding. My recommendation to all mutual fund shareholders is to add to your investment account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2002

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Frank Semack

Senior Vice President

Federated Global Investment Management Corp.

Investment Review

How did the European markets perform over the past 12 months?

This year, Europe took its lead from the U.S. The markets were caught by surprise when the Federal Reserve Board (the "Fed") cut the federal funds target rate to 6% on January 3, 2001, the first of an unprecedented ten rate cuts that occurred during the reporting period. This set off a powerful Nasdaq rally, and European Technology Media and Telecommunications sectors ("TMT") followed suit, as did the financial services and auto parts sectors.

January's euphoria was short-lived, however, as investors realized the outlook for corporate profits was deteriorating rapidly. By mid-year, earnings estimates had come down from over 10% at the start of the year to near zero, and downward revisions continued throughout the third and fourth quarters of 2001.

Following the terrorist attacks on New York and Washington in September, the European markets collapsed in line with the U.S. but subsequently embarked on a strong rally into the year-end, again led by the U.S. Worldwide central bank intervention provided emergency liquidity after September 11, and interest rate cuts in continental Europe and the United Kingdom were designed to minimize the extent to which their economies would weaken in the face of a U.S. recession. Even so, continental Europe was, to all intents and purposes, unable to escape a recession.

2001 was marked by intense rotational activity, with most of the emphasis yet again on the TMT sectors versus the rest of the market. In general, this signified a complete lack of conviction on the part of most investors regarding the direction of the market amid low earnings visibility. The post-September rally did, however, indicate a degree of investor willingness to effectively disregard 2002, as well as 2001, and "look through" to 2003 forecasts.

How did Federated European Growth Fund perform during the 12-month reporting period?

As of November 30, 2001, the fund registered 12-month total returns of (22.66)% for Class A Shares, (23.16)% for Class B Shares, and (23.03)% for Class C Shares, based on net asset value.1 The fund's performance can be primarily attributed to the decline in the value of European stocks in general, as well as the near 5% depreciation of the euro relative to the U.S. dollar. Europe (excluding the United Kingdom), as measured by the Morgan Stanley Capital International Europe ex United Kingdom Index ("MSCI-EUROPE ex UK")2 was down (16.56)%, while the Morgan Stanley Capital International United Kingdom Index ("MSCI-UK")3 registered a 16% decline during the fund's reporting period. All sectors exhibited negative returns over the year, with the exception of the highly cyclical basic resources and construction areas.

In the first two quarters of 2001, "old economy" stocks contributed positively to returns, while "new economy" (TMT) stocks tugged in the opposite direction. Higher oil prices led to outperformance in holdings such as British Energy and Shell Transport. In the second half of 2001, all events were overshadowed by September 11. No sector exhibited positive returns, with TMT stocks' performance down 10%-20% for the period, despite a post September 21 rally. Even traditionally defensive sectors, such as Healthcare and Food & Beverages, posted negative returns. In this context, the fund's performance in the second half benefited from TMT stocks such as STMicroelectronics and Vodafone.

By contrast, our positions in Marconi and Energis significantly hurt the performance of the fund in second half of the fund's fiscal year, while Actelion was a negative contributor during the first half. Marconi develops and supplies data networking equipment to telecommunications companies. Sales plummeted as customers cut investment in new equipment, and poor communication with investors and mounting debt led to a savage derating of the stock. Worse than expected business developments in the alternative telecommunications carrier sector hurt Energis, while Actelion, a Swiss pharmaceutical company, fell after failing to meet investors' expectations with regard to clinical data for its pipeline drugs.

1 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on the offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (26.90)%, (27.11)%, and (23.75)%, respectively.

2 The MSCI-EUROPE ex UK is an unmanaged market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. Investments cannot be made in an index.

3 The MSCI-UK is an unmanaged market value-weighted average of the performance of securities listed on the U.K. stock exchange. Investments cannot be made in an index.

How were Federated European Growth Fund holdings allocated among sectors, and what were the top ten holdings as of November 30, 2001?

Industry		Percentage of Net Assets
Banks		20.2%
Media		11.8%
Energy		8.5%
Pharmaceuticals & Biotechnology		8.0%
Food, Beverage and Tobacco		7.7%
Insurance		7.6%
Food & Drug Retailing		5.3%
Diversified Financials		4.1%
Utilities		3.9%
Technology Hardware & Equipment		3.6%
Telecommunication Services		3.4%
Transportation		2.7%
Software & Services		2.5%
Consumer Durables		2.4%
Healthcare Equipment & Services		1.2%
Materials		1.2%
Retailing		1.1%
Hotels, Restaurants & Leisure		1.0%
Capital Goods		0.7%
Real Estate		0.7%

Name	Country	Percentage of Net Assets
Riunione Adriatica di Sicurta SpA	Italy	4.0%
Vodafone Group PLC	United Kingdom	3.4%
Nestle SA	Switzerland	3.2%
Shell Transport & Trading Co.	United Kingdom	2.9%
GlaxoSmithKline PLC	United Kingdom	2.8%
TotalFinaElf SA, Class B	France	2.7%
Fortis NV	Netherlands	2.7%
Standard Chartered PLC	United Kingdom	2.4%
ENI SpA	Italy	2.3%
STMicroelectronics N.V.	France	2.3%

What were some of the fund's recent stock purchases?

Some of the fund's recent purchases included the following companies:

STMicroelectronics (France, 2.3% of net assets) is a world-leader in semi-conductor production, integrated circuits and discrete devices, design and manufacturing. After a massive decline in demand for semiconductor products in 2001, we expect growth to resume next year driven by a new product cycle.

Reed International PLC (United Kingdom, 1.6% of net assets) is a publisher of scientific, legal, educational and business-to-business materials. The acquisition of Harcourt General, an educational publisher in the U.S., makes Reed one of the largest sellers of textbooks in the U.S. Furthermore, it will enable Reed to weather an advertising slump better than others.

Lufthansa AG (Germany, 1.2% of net assets) is continental Europe's top airline. Lufthansa provides a range of transportation services including catering and maintenance. We expect travel to recover following the September 11 attacks, and added the stock to the fund's portfolio at attractive valuation levels.

What's your market outlook and current strategy?

Market analysts from such sources as Merrill Lynch and I/B/E/S estimate that earnings growth will be down 15% in 2001 and up 14% in 2002. Within this scenario, the TMT sectors are expected to be down 70% in 2001 and rebound by 56% in 2002; non-TMT earnings are expected to drop 1% before recovering to 11% growth in 2002. We believe the expected recovery in both TMT and non-TMT may be back-end loaded, and the non-TMT earnings decline in 2001 may have been worse than indicated. By the same token, analysts' expectations are typically excessively high at the start of each year, so it would be entirely in keeping with past precedents if the 2002 numbers came in at single-digit levels. The recent run-up in stock prices reflects investors' expectations that earnings will now be revised upwards, and that a recovery is near. However, we believe that valuations have gotten ahead of themselves, especially in the technology sector, and our strategy, therefore, is to continue to seek high quality names only at attractive valuations.

Having said that, the European Central Bank's delayed but welcome decision to cut interest rates sharply means that monetary conditions in Europe are clearly going to be more favorable to the markets going into 2002. Moreover, as there is more room for a further yield curve steepening in Europe relative to the United States, this should be viewed as an added positive.

Federated European Growth Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated European Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Europe Index (MSCI-EUROPE).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	(26.90)%
5 Years	2.28%
Start of Performance (2/28/1996)	4.96%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated European Growth Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated European Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Europe Index (MSCI-EUROPE).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	(27.11)%
5 Years	2.34%
Start of Performance (2/28/1996)	5.07%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated European Growth Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated European Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Europe Index (MSCI-EUROPE).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	(23.75)%
5 Years	2.68%
Start of Performance (2/28/1996)	5.20%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2001

Shares			Value in U.S. Dollars
		COMMON STOCKS--96.3%
		Banks--20.2%
7,700		BNP Paribas	$675,970
266,900		Banca Intesa SpA	649,127
109,978		Banca Fideuram SpA	812,776
45,000		Commerzbank AG, Frankfurt	770,343
56,300		Danske Bank	890,973
8,085		Deutsche Bank AG	521,463
62,200		Dexia	869,212
43,150		ForeningsSparbanken AB (Swedbank)	487,399
81,152		Lloyds TSB Group PLC	835,079
8,400		Societe Generale, Paris	457,503
96,256		Standard Chartered PLC	1,104,371
35,350		Svenska Handelsbanken AB, Class A	473,852
13,500		UBS AG	672,532

		TOTAL	9,220,600

		Capital Goods--0.7%
5,100		Siemens AG	301,526

		Consumer Durables & Apparel--2.4%
19,300		Koninklijke (Royal) Philips Electronics NV	527,313
6,230		Swatch Group AG, Class B	564,724

		TOTAL	1,092,037

		Diversified Financials--4.1%
4,950		Deutsche Boerse AG	176,260
52,150		Fortis NV	1,217,418
17,450		ING Groep NV	456,446

		TOTAL	1,850,124

		Energy--8.5%
90,625		ENI SpA	1,065,918
54,990		Saipem SpA	247,285
190,818		Shell Transport & Trading Co.	1,316,303
9,800		TotalFinaElf SA, Class B	1,250,984

		TOTAL	3,880,490

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food & Drug Retailing--4.0%
25,800		Ahold NV	$762,684
70,000		Boots Co. PLC	588,629
9,650		Carrefour SA	500,082

		TOTAL	1,851,395

		Food Beverage & Tobacco--7.7%
3,850		Groupe Danone	445,244
7,000		Nestle SA	1,448,202
3,180		Pernod-Ricard	235,013
96,300		Scottish & Newcastle PLC	693,121
88,000		Unilever PLC	710,516

		TOTAL	3,532,096

		Health Care Equipment & Services--1.2%
35,300		Luxottica Group SpA, ADR	531,265

		Hotels Restaurants & Leisure--1.0%
62,300		Compass Group PLC	446,185

		Insurance--7.6%
4,000		Allianz AG Holding	945,929
26,000		Assicurazioni Generali SpA	713,863
148,000		Riunione Adriatica di Sicurta SpA	1,801,740

		TOTAL	3,461,532

		Materials--1.2%
15,900		UPM - Kymmene OY	537,681

		Media--11.8%
35,200	[1]	Eniro AB	260,667
88,100		Grupo Prisa SA	861,017
103,860	[1]	Recoletos Compania Editorial SA	465,189
85,500		Reed International PLC	718,968
48,200		Reuters Group PLC	467,827
58,000		SES GLOBAL	719,596
28,800	[1]	Sogecable SA	712,053
27,527		VNU NV	887,712
12,400		Wolters Kluwer NV	268,812

		TOTAL	5,361,841

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Pharmaceuticals & Biotechnology--8.0%
10,875		Aventis SA	$759,862
50,223		GlaxoSmithKline PLC	1,259,814
22,670		Novartis AG	798,492
15,540		Schering AG	840,812

		TOTAL	3,658,980

		Real Estate--0.7%
50,000		Vallehermoso SA	328,311

		Retailing--1.1%
99,000		Matalan PLC	493,849

		Software & Services--2.5%
13,001		Altran Technologies SA	581,033
16,829	[1]	Infogrames Entertainment	237,438
13,410		TeitoEnator OYJ	345,364

		TOTAL	1,163,835

		Technology Hardware & Equipment--3.6%
24,950		Nokia Oyj	583,340
31,120		STMicroelectronics NV	1,056,549

		TOTAL	1,639,889

		Telecommunication Services--3.4%
607,927		Vodafone Group PLC	1,559,607

		Transportation--2.7%
106,500		Autostrade SpA	707,888
40,800		Lufthansa AG	524,473

		TOTAL	1,232,361

		Utilities--3.9%
14,000		E.On AG	698,670
44,000		Iberdrola SA	565,214
230,950		Lattice Group PLC	500,325

		TOTAL	1,764,209

		TOTAL COMMON STOCKS (IDENTIFIED COST $49,282,074)	43,907,813

Principal Amount			Value in U.S. Dollars
		CONVERTIBLE BOND--1.3%
		Food & Drug Retailing--1.3%
$565,000		Koninklijke Ahold NV, 4.00%, 5/19/2005 (identified cost $594,770)	$582,375

		REPURCHASE AGREEMENT--0.2%[2]
83,000		Salomon Brothers, Inc., 2.15%, dated 11/30/2001, due 12/3/2001 (at amortized cost)	83,000

		TOTAL INVESTMENTS (IDENTIFIED COST $49,959,844)[3]	$44,573,188

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $49,990,465. The net unrealized depreciation of investments on a federal tax basis amounts to $5,417,277 which is comprised of $1,310,138 appreciation and $6,727,415 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($45,591,996) at November 30, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified cost $49,959,844)		$44,573,188
Cash		466
Income receivable		115,966
Receivable for investments sold		515,512
Receivable for shares sold		455,345

TOTAL ASSETS		45,660,477

Liabilities:
Payable for shares redeemed	$16,876
Accrued expenses	51,605

TOTAL LIABILITIES		68,481

Net assets for 4,196,600 shares outstanding		$45,591,996

Net Assets Consist of:
Paid in capital		$62,470,075
Net unrealized depreciation of investments		(5,385,089)
Accumulated net realized loss on investments and foreign currency transactions		(11,492,990)

TOTAL NET ASSETS		$45,591,996

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($24,583,572 ÷ 2,213,419 shares outstanding)		$11.11

Offering price per share (100/94.50 of $11.11)[1]		$11.76

Redemption proceeds per share		$11.11

Class B Shares:
Net asset value per share ($14,198,092 ÷ 1,339,738 shares outstanding)		$10.60

Offering price per share		$10.60

Redemption proceeds per share (94.50/100 of $10.60)[1]		$10.02

Class C Shares:
Net asset value per share ($6,810,332 ÷ 643,443 shares outstanding)		$10.58

Offering price per share		$10.58

Redemption proceeds per share (99.00/100 of $10.58)[1]		$10.47

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $124,672)		$833,187
Interest		229,782

TOTAL INCOME		1,062,969

Expenses:
Investment adviser fee	$633,167
Administrative personnel and services fee	185,000
Custodian fees	69,883
Transfer and dividend disbursing agent fees and expenses	117,816
Directors'/Trustees' fees	2,042
Auditing fees	12,816
Legal fees	1,910
Portfolio accounting fees	81,856
Distribution services fee--Class B Shares	143,758
Distribution services fee--Class C Shares	63,943
Shareholder services fee--Class A Shares	89,047
Shareholder services fee--Class B Shares	47,919
Shareholder services fee--Class C Shares	21,314
Share registration costs	39,032
Printing and postage	39,712
Insurance premiums	1,197
Taxes	491
Loan commitment fee	60
Miscellaneous	4,416

TOTAL EXPENSES	1,555,379

Net operating loss		(492,410)

Realized and Unrealized Loss on Investments and Foreign Currency Transaction:
Net realized loss on investments and foreign currency transactions		(11,512,051)
Net change in unrealized depreciation of investments and translation for assets and liabilities in foreign currency		(2,630,655)

Net realized and unrealized loss on investments and foreign currency transactions		(14,142,706)

Change in net assets resulting from operations		$(14,635,116)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(492,410)	$(563,794)
Net realized gain (loss) on investments and foreign currency transactions	(11,512,051)	4,778,820
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(2,630,655)	(12,466,854)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(14,635,116)	(8,251,828)

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(3,024,717)	(2,425,758)
Class B Shares	(1,644,533)	(1,283,326)
Class C Shares	(681,721)	(346,713)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,350,971)	(4,055,797)

Share Transactions:
Proceeds from sale of shares	173,555,446	260,438,778
Net asset value of shares issued to shareholders in payment of distributions declared	4,868,056	3,746,499
Cost of shares redeemed	(189,939,123)	(238,428,490)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(11,515,621)	25,756,787

Change in net assets	(31,501,708)	13,449,162

Net Assets:
Beginning of period	77,093,704	63,644,542

End of period	$45,591,996	$77,093,704

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$15.34	$17.60	$15.79	$13.33	$11.80
Income From Investment Operations:
Net investment income (net operating loss)	(0.06)[1]	(0.06)[1]	(0.06)[1]	0.04	0.06 [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.15)	(1.15)	2.47	2.84	1.93

TOTAL FROM INVESTMENT OPERATIONS	(3.21)	(1.21)	2.41	2.88	1.99

Less Distributions:
Distributions from net investment income	--	--	--	--	(0.09)
Distributions from net realized gain on investments and foreign currency transactions	(1.02)	(1.05)	(0.60)	(0.42)	(0.37)

TOTAL DISTRIBUTIONS	(1.02)	(1.05)	(0.60)	(0.42)	(0.46)

Net Asset Value, End of Period	$11.11	$15.34	$17.60	$15.79	$13.33

Total Return[2]	(22.66)%	(7.73)%	15.68%	22.13%	17.54%

Ratios to Average Net Assets:

Expenses	2.13%	1.88%	1.84%	1.85%	1.91%

Net investment income (net operating loss)	(0.46)%	(0.35)%	(0.36)%	0.24%	0.50%

Expense waiver/reimbursement[3]	--	0.07%	0.44%	0.63%	2.79%

Supplemental Data:

Net assets, end of period (000 omitted)	$24,584	$43,695	$37,555	$40,543	$17,008

Portfolio turnover	166%	301%	226%	175%	119%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$14.77	$17.11	$15.48	$13.18	$11.74
Income From Investment Operations:
Net operating loss	(0.15)[1]	(0.19)[1]	(0.16)[1]	(0.00)[2]	(0.03)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.00)	(1.10)	2.39	2.72	1.91

TOTAL FROM INVESTMENT OPERATIONS	(3.15)	(1.29)	2.23	2.72	1.88

Less Distributions:
Distributions from net investment income	--	--	--	--	(0.07)
Distributions from net realized gain on investments and foreign currency transactions	(1.02)	(1.05)	(0.60)	(0.42)	(0.37)

TOTAL DISTRIBUTIONS	(1.02)	(1.05)	(0.60)	(0.42)	(0.44)

Net Asset Value, End of Period	$10.60	$14.77	$17.11	$15.48	$13.18

Total Return[3]	(23.16)%	(8.46)%	14.80%	21.14%	16.61%

Ratios to Average Net Assets:

Expenses	2.88%	2.63%	2.59%	2.60%	2.66%

Net operating loss	(1.20)%	(1.10)%	(1.11)%	(0.51)%	(0.25)%

Expense waiver/reimbursement[4]	--	0.07%	0.44%	0.63%	2.79%

Supplemental Data:

Net assets, end of period (000 omitted)	$14,198	$23,705	$20,765	$17,952	$5,781

Portfolio turnover	166%	301%	226%	175%	119%

1 Per share information is based on average shares outstanding.

2 Amount rounds to less than $(0.01) per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$14.72	$17.06	$15.43	$13.15	$11.73
Income From Investment Operations:
Net operating loss	(0.14)[1]	(0.18)[1]	(0.17)[1]	(0.00)[2]	(0.03)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.98)	(1.11)	2.40	2.70	1.90

TOTAL FROM INVESTMENT OPERATIONS	(3.12)	(1.29)	2.23	2.70	1.87

Less Distributions:
Distributions from net investment income	--	--	--	--	(0.08)
Distributions from net realized gain on investments and foreign currency transactions	(1.02)	(1.05)	(0.60)	(0.42)	(0.37)

TOTAL DISTRIBUTIONS	(1.02)	(1.05)	(0.60)	(0.42)	(0.45)

Net Asset Value, End of Period	$10.58	$14.72	$17.06	$15.43	$13.15

Total Return[3]	(23.03)%	(8.49)%	14.85%	21.03%	16.55%

Ratios to Average Net Assets:

Expenses	2.88%	2.63%	2.59%	2.60%	2.66%

Net operating loss	(1.14)%	(1.06)%	(1.11)%	(0.51)%	(0.23)%

Expense waiver/reimbursement[4]	--	0.07%	0.44%	0.63%	2.79%

Supplemental Data:

Net assets, end of period (000 omitted)	$6,810	$9,693	$5,325	$2,426	$768

Portfolio turnover	166%	301%	226%	175%	119%

1 Per share information is based on average shares outstanding.

2 Amount rounds to less than $(0.01) per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated World Investment Series, Inc., (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated European Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating loss.

The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(480,747)	$(11,663)	$492,410

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $11,462,369, which will reduce the Fund's taxable income arising from future net realized gain on investment, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to receive the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2001, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	11,192,306	$153,320,884	12,170,934	$219,968,046
Shares issued to shareholders in payment of distributions declared	180,843	2,716,266	124,903	2,233,149
Shares redeemed	(12,008,369)	(164,651,654)	(11,580,436)	(209,707,884)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(635,220)	$(8,614,504)	715,401	$12,493,311

Year Ended November 30	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	146,185	$1,985,063	633,688	$11,501,695
Shares issued to shareholders in payment of distributions declared	103,010	1,486,435	68,822	1,192,000
Shares redeemed	(514,216)	(6,314,688)	(311,133)	(5,411,129)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(265,021)	$(2,843,190)	391,377	$7,282,566

Year Ended November 30	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,466,851	$18,249,499	1,649,937	$28,969,037
Shares issued to shareholders in payment of distributions declared	46,269	665,355	18,618	321,350
Shares redeemed	(1,527,981)	(18,972,781)	(1,322,443)	(23,309,477)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(14,861)	$(57,927)	346,112	$5,980,910

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(915,102)	$(11,515,621)	1,452,890	$25,756,787

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 2001, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$97,928,198

Sales	$110,627,210

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 2001, the diversification of countries was as follows:

Country	Percentage of Net Assets
United Kingdom	23.5%
Italy	14.3%
France	13.6%
Germany	10.5%
Netherlands	10.3%
Switzerland	7.6%
Spain	6.4%
Finland	3.2%
Sweden	2.7%
Denmark	2.0%
Belgium	1.9%
Luxembourg	1.6%

Line of Credit

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not utilize the LOC during the year ended November 30, 2001.

Federal Income Tax Information (unaudited)

The Fund hereby designates $5,350,969 as capital gain dividends for the year ended November 30, 2001.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED EUROPEAN GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated European Growth Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the Unites States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated European Growth Fund of Federated World Investment Series, Inc. at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 10, 2002

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated European Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U706
Cusip 31428U805
Cusip 31428U888

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01979-01 (1/02)

Federated Investors
World-Class Investment Manager

Federated Asia Pacific Growth Fund

A Portfolio of Federated World Investment Series, Inc.

6TH ANNUAL REPORT

November 30, 2001

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Asia Pacific Growth Fund

President's Message

Dear Fellow Shareholder:

Federated Asia Pacific Growth Fund was created in 1996, and enclosed is its sixth Annual Report. The fund is managed to bring you long-term capital growth opportunities from a portfolio of high-quality stocks in Asian and Pacific Rim countries.1 As of November 30, 2001, the fund's net assets of $21.3 million were invested in 54 corporations, many of which are known world-wide for their products and services, with a median market capitalization of $9.6 billion.

This report covers the reporting period from December 1, 2000 through November 30, 2001. It begins with an interview with the fund's portfolio manager, Alexandre de Bethmann, Vice President, Federated Global Investment Management Corp. Following his discussion of market conditions and fund strategy are two additional items of interest: a complete listing of the fund's investments and the publication of the fund's financial statements.

As you are probably aware, equities have experienced another rocky year, and we have continued to witness down markets across the globe. This turbulence is reflected in the fund's recent negative performance. Individual share class total return performance for the fund's 12-month reporting period follows:2

	Total Return	Net Asset Value Change
Class A Shares	(27.77)%	$8.93 to $6.45 = (27.77)%
Class B Shares	(28.36)%	$8.64 to $6.19 = (28.36)%
Class C Shares	(28.32)%	$8.65 to $6.20 = (28.32)%

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Funds that invest a significant portion of their assets in a particular geographic region may be subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (31.75)%, (32.30)%, and (29.04)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

As a long-term investment vehicle, Federated Asia Pacific Growth Fund is subject to periodic volatility in the stock market. However, the fund's performance is best measured over time, and I believe international investors will be rewarded for their patience. Currently working in the fund's favor are the lower valuation levels of many Asian equities, which may represent a significant buying opportunity. Likewise, you can increase your fund investment regardless of the market's fluctuations through a systematic investment program, which allows you to add to your account on a regular basis and accumulate more shares at lower prices.3 I encourage you to discuss the benefits of dollar-cost averaging with your investment representative.

Thank you for selecting Federated Asia Pacific Growth Fund to pursue your long-term financial goals and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2002

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Alexandre
de Bethmann, CFA

Vice President

Federated Global
Investment Management Corp.

Investment Review

What are your comments on the economic backdrop and Asian equity markets during the fund's fiscal year?

Throughout 2001, Asian economies were slowed by the spread of economic weakness in the United States and Europe along with widespread concerns about corporate earnings and profitability. Equity markets remained volatile, and emotion-driven sell-offs took place across all sectors, dropping the stock prices of even solid companies with decent earnings reports and growth prospects. The upsetting events of September 11, the subsequent "war on terror," and anthrax scares were felt globally; although their longer term repercussions cannot be predicted, it seems certain that these events delayed an economic recovery by several quarters.

In the first part of the fund's reporting period, Asian Pacific markets already were posting negative returns and feeling the squeeze of the recession in the United States. A significant correction was underway in Asia--but perhaps most acutely evident in South Korea, Taiwan and Japan--due to political concerns and the ripple effect of Nasdaq losses in technology, media and telecommunications stocks. China and Hong Kong, however, were relative "safe havens" for investors during the first part of the fund's reporting period. Global rate-cutting activity helped to spark some emerging market rallies, and Asian equities outperformed European equities during the second quarter of 2001. Late in the reporting period, Information Technology remained the worst performing sector, and only more defensive stocks showed signs of strength.

Investors were encouraged by the spring 2001 election of Junichiro Koizumi as the new Prime Minister in Japan, who appeared committed to pushing through reforms needed to pull the country out of its long recession. Since then, however, many have remained disappointed by the slow pace of progress in public and private restructuring, without which the Japanese economic turnaround cannot take place.

Included in Koizumi's policy for change, for example, was a proposal for an aggressive monetary stimulus package, expanding the monetary base by 20 trillion yen, which caused economists to speculate on a falling yen versus global currencies. However, results have been limited, and the yen has weakened 12% versus the U.S. dollar.

Recently, international pressure for Japan's economic reform has been building. The Organization for Economic Cooperation and Development (OECD) has increased pressure on Koizumi by formally urging Japan to adopt the strategy of monetary expansion. Additionally, Fitch IBCA and Moody's Investors Service have lowered Japan's credit rating, citing its third recession in the past ten years.

How did Federated Asia Pacific Growth Fund perform during its fiscal year?

As of November 30, 2001, Federated Asia Pacific Growth Fund produced 12-month total returns of (27.77)%, (28.36)%, and (28.32)% for Class A, B, and C Shares, respectively, based on net asset value. The fund underperformed both its Lipper Pacific Region Funds1 peer group, which returned (22.86)%, the Morgan Stanley Capital International Combined Asia Pacific Index (MSCI-AP),2 which returned (25.86)% and the Morgan Stanley Capital International All Country Asia Pacific Free Index (MSCI-APFI), which returned (22.89)%.3

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

2 The Morgan Stanley Capital International Combined Asia Pacific Index is an unmanaged, market value-weighted average of the performance securities listed on the stock exchanges of 13 countries in the Pacific and Asian regions.

3 The Morgan Stanley Capital International All Country Asia Pacific Free Index is an unmanaged, market value-weighted average of the performance securities listed on the stock exchange of 14 countries in the Pacific and Asian regions.

Our overweight in interest-rate sensitive Hong Kong financial stocks, such as Dah Sing Financial, helped the fund. We reduced our Hong Kong exposure overall, however, taking profits in companies we believed to be fully priced. Our increased exposure to Japanese media and electronic component stocks, such as Toshiba Corp., limited the fund's performance, as the world's consumption of electronic goods was weak. But we have increased our exposure to Japanese consumer discretionary stocks, such as Sega Corp., as we believe they are insulated from a general slowdown in consumer spending.

What were the fund's top ten holdings as of November 30, 2001, and how were the assets allocated among countries?

The top ten holdings were as follows:

Security Name	Country	Industry	Percentage of Net Assets
Sega Corp.	Japan	Consumer Durables & Apparel	3.5%

Bridgestone Corp.	Japan	Automobiles	3.2%

BHP Billiton Ltd.	Australia	Materials	2.8%

Capcom Co., Ltd.	Japan	Software & Services	2.8%

Takefuji Corp.	Japan	Diversified Financials	2.7%

Taiwan Semiconductor Manufacturing Co.	Taiwan	Technology Hardware & Equipment	2.7%

Kookmin Bank	Korea, Republic of	Banking	2.6%

TDK Corp.	Japan	Technology Hardware & Equipment	2.5%

Japan Telecom Co. Ltd.	Japan	Telecommunication Services	2.4%

Sumitomo Metal Mining Co.	Japan	Materials	2.4%

TOTAL			27.6%

The fund's net assets by country were allocated as follows:

Country	Percentage of Net Assets
Japan	47.9%
Hong Kong	10.0%
Korea, Republic of	9.1%
Australia	8.1%
Taiwan	6.6%
Singapore	5.6%
China	1.0%
Thailand	0.8%

What were some new additions to the portfolio?

Our recent purchases included Sega Corp. (3.5% of net assets), one of the world's leading consumer video game software companies, based in Japan; Takefuji Corp. (2.7% of net assets), a consumer loan company based in Japan; and 7-Eleven Japan Co., Ltd. (2.3% of net assets), a chain of convenience stores based in Japan.

What is your outlook for Asian equities and fund strategy in 2002?

Equity markets worldwide will probably remain choppy for some time, reflecting global uncertainty about the post-September 11 military and political landscapes, and Asian markets will be no exception. As export-dependent markets, their fates will be tied in no small part to the purchasing activity of Americans, who have displayed some loss of consumer confidence.

On the other hand, these influences have been somewhat offset by the recent wave of interest rate cuts by the world's central banks, now beginning to take more full effect, which have lowered borrowing costs for individuals and businesses alike. In Asia, these cuts may most aid stocks in Hong Kong, whose currency is pegged to the U.S. dollar, and in the developing market nations that thrive on heightened liquidity.

Into 2002, we have been finding pockets of opportunity in the Technology, Media and Telecommunications sectors, but only stocks with franchise value and compelling risk/reward potential will be considered. Across all sectors, we will continue to focus on attractively priced companies with solid financial positions, improving market share and good earnings growth.

Although we have some concerns about fundamentals in South Korea and Taiwan, many current valuations are enticing. Hong Kong also presents some interesting risk/reward possibilities. In coming years, Taiwan will be a key gateway to China, which has increasing appeal for investors due to its developing industries, continued privatization, and rapid economic growth. Finally, in our view, Japanese investments can still be profitable, and the Japanese equity market presents some interesting opportunities. At the same time, sifting through stocks carefully in attempt to separate still-inefficient companies from solid performers or corporations successful in making reforms is more important than ever.

Federated Asia Pacific Growth Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Asia Pacific Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Combined Asia Pacific Index (MSCI-AP)2 and Morgan Stanley Capital International All Country Asia Pacific Free Index (MSCI-APFI).2,3

Average Annual Total Return[4] for the Period Ended 11/30/2001
1 Year	(31.75)%
5 Years	(9.88)%
Start of Performance (2/28/1996)	(8.23)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-AP and MSCI-APFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The MSCI-AP and MSCI-APFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund has elected to change the benchmark index from MSCI-AP to the MSCI-APFI because the MSCI-APFI is more representative of the securities typically held by the Fund.

4 Total return quoted reflects all applicable sales charges.

Federated Asia Pacific Growth Fund --Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Asia Pacific Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Combined Asia Pacific Index (MSCI-AP)2 and Morgan Stanley Capital International All Country Asia Pacific Free Index (MSCI-APFI).2,3

Average Annual Total Return[4] for the Period Ended 11/30/2001
1 Year	(32.30)%
5 Years	(9.85)%
Start of Performance (2/28/1996)	(8.15)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-AP and MSCI-APFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The MSCI-AP and MSCI-APFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund has elected to change the benchmark index from MSCI-AP to the MSCI-APFI because the MSCI-APFI is more representative of the securities typically held by the Fund.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Asia Pacific Growth Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Asia Pacific Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Combined Asia Pacific Index (MSCI-AP)2 and Morgan Stanley Capital International All Country Asia Pacific Free Index (MSCI-APFI).2,3

Average Annual Total Return[4] for the Period Ended 11/30/2001
1 Year	(29.04)%
5 Years	(9.48)%
Start of Performance (2/28/1996)	(7.97)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-AP and MSCI-APFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The MSCI-AP and MSCI-APFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund has elected to change the benchmark index from MSCI-AP to the MSCI-APFI because the MSCI-APFI is more representative of the securities typically held by the Fund.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2001

Shares			Value in U.S. Dollars
		COMMON STOCKS--89.1%
		Automobiles--4.7%
62,000		Bridgestone Corp.	$689,336
12,500		Toyota Motor Corp.	319,550

		TOTAL	1,008,886

		Banking--4.2%
24,410		Australia & New Zealand Banking Group Ltd.	213,545
14,488	[1]	Kookmin Bank	559,868
17		Mitsubishi Tokyo Financial Group, Inc.	116,304

		TOTAL	889,717

		Capital Goods--2.8%
400,000		China Merchants Holdings International Co., Ltd.	261,577
65,000		Nippon Thompson	341,828

		TOTAL	603,405

		Consumer Durables & Apparel--7.4%
8,000		Fuji Photo Film Co., Ltd.	275,280
2,275		Nintendo Corp., Ltd.	392,337
36,100		Sega Corp.	748,543
3,200		Sony Corp.	152,640

		TOTAL	1,568,800

		Diversified Financials--8.4%
22,000		Hutchison Whampoa Ltd.	202,402
74,000		KOKUSAI Securities Co. Ltd.	491,251
55,700		Nikko Securities Co., Ltd.	293,824
16,100		Nomura Securities Co., Ltd.	223,430
7,200		Takefuji Corp.	581,399

		TOTAL	1,792,306

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Energy--4.8%
350,500		CNOOC Ltd.	$328,080
180,000		Cosmo Oil Co., Ltd.	319,916
200,000		PTT Exploration and Production Public Co. Ltd.	159,417
644,000		Yanzhou Coal Mining Co. Ltd., Class H	206,441

		TOTAL	1,013,854

		Food & Drug Retailing--2.3%
12,000		7-ELEVEN Japan Co., Ltd.	497,646

		Food Beverage & Tobacco--1.8%
38,000		Ajinomoto Co., Inc.	386,723

		Hotels Restaurants & Leisure--2.0%
63,000		Hotel Shilla Co., Ltd.	420,331

		Materials--6.6%
115,336		BHP Billiton Ltd.	602,847
144,000		Sumitomo Metal Mining Co.	501,347
106,000		Tokyo Steel Manufacturing Co., Ltd.	291,625

		TOTAL	1,395,819

		Media--2.5%
18		Dentsu, Inc.	68,658
61,564		News Corp. Ltd.	471,003

		TOTAL	539,661

		Pharmaceuticals & Biotechnology--0.8%
284,270	[1]	Norwood Abbey Ltd.	179,017

		Real Estate--4.7%
145,000		City Developments Ltd.	381,610
188,000		Keppel Land Ltd.	169,374
32,000		Sun Hung Kai Properties	234,906
97,000		Wharf Holdings Ltd.	207,710

		TOTAL	993,600

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Retailing--3.6%
23,000		Marui Co.	$301,266
28,500		Shimachu Co.	453,104

		TOTAL	754,370

		Software & Services--4.9%
21,000		Capcom Co., Ltd.	594,790
13,600		Koei Co., Ltd.	435,968

		TOTAL	1,030,758

		Technology Hardware & Equipment--10.1%
590,000	[1]	Siliconware Precision Industries Co.	402,818
10,300		TDK Corp.	522,440
270,201	[1]	Taiwan Semiconductor Manufacturing Co.	573,059
51,000		Toshiba Corp.	217,708
370,300		United Microelectronics Corp.	424,952

		TOTAL	2,140,977

		Telecommunication Services--9.0%
65,500	[1]	China Mobile (Hong Kong) Ltd.	231,383
146		Japan Telecom Co. Ltd.	509,495
20,000		Korea Telecom Corp., ADR	465,000
450,000		Singapore Telecom Ltd.	432,444
92,000		Telstra Corp. Ltd.	263,348

		TOTAL	1,901,670

		Transportation--2.4%
2,960	[1]	Korean Air Co. Ltd.	17,975
219,000		MTR Corp. Ltd.	282,215
42,000		Singapore Airlines Ltd.	215,567

		TOTAL	515,757

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Utilities--6.1%
297,000		Hong Kong and China Gas Co. Ltd.	$373,209
17,300		Korea Electric Power (KEPCO) Corp.	313,801
15,600		Korea Electric Power Corp., ADR	156,936
19,700		Tokyo Electric Power Co.	453,250

		TOTAL	1,297,196

		TOTAL INVESTMENTS (IDENTIFIED COST $20,110,667)[2]	$18,930,493

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $20,230,734. The net unrealized depreciation of investments on a federal tax basis amounts to $1,300,241 which is comprised of $1,157,279 appreciation and $2,457,520 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($21,255,304) at November 30, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified cost $20,110,667)		$18,930,493
Cash denominated in foreign currency (identified cost $1,958,040)		1,927,616
Income receivable		36,226
Receivable for investments sold		588,732
Net receivable for shares sold		884
Net receivable for foreign currency exchange contracts		657
Other assets		20,085

TOTAL ASSETS		21,504,693

Liabilities:
Payable for investments purchased	$161,011
Payable for shares redeemed	33,279
Payable to bank	7,152
Accrued expenses	47,947

TOTAL LIABILITIES		249,389

Net assets for 3,343,885 shares outstanding		$21,255,304

Net Assets Consist of:
Paid in capital		$32,743,305
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(1,212,456)
Accumulated net realized loss on investments and foreign currency transactions		(10,223,473)
Net operating loss		(52,072)

TOTAL NET ASSETS		$21,255,304

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($13,822,064 ÷ 2,142,736 shares outstanding)		$6.45

Offering price per share (100/94.50 of $6.45)[1]		$6.83

Redemption proceeds per share		$6.45

Class B Shares:
Net asset value per share ($5,900,587 ÷ 953,926 shares outstanding)		$6.19

Offering price per share		$6.19

Redemption proceeds per share (94.50/100 of $6.19)[1]		$5.85

Class C Shares:
Net asset value per share ($1,532,653 ÷ 247,223 shares outstanding)		$6.20

Offering price per share		$6.20

Redemption proceeds per share (99.00/100 of $6.20)[1]		$6.14

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $38,042)		$343,022
Interest		93,026

TOTAL INCOME		436,048

Expenses:
Investment adviser fee	$321,426
Administrative personnel and services fee	185,000
Custodian fees	57,292
Transfer and dividend disbursing agent fees and expenses	85,412
Directors'/Trustees' fees	1,587
Auditing fees	16,810
Legal fees	4,129
Portfolio accounting fees	80,842
Distribution services fee--Class B Shares	62,983
Distribution services fee--Class C Shares	22,159
Shareholder services fee--Class A Shares	44,670
Shareholder services fee--Class B Shares	20,994
Shareholder services fee--Class C Shares	7,387
Share registration costs	48,449
Printing and postage	38,251
Insurance premiums	1,368
Taxes	3,317
Interest expense	511
Miscellaneous	5,402

TOTAL EXPENSES	1,007,989

Waiver:
Waiver of investment adviser fee	(177,263)

Net expenses		830,726

Net operating loss		(394,678)

Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(9,968,235)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		1,119,157

Net realized and unrealized loss on investments and foreign currency transactions		(8,849,078)

Change in net assets resulting from operations		$(9,243,756)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(394,678)	$(753,648)
Net realized gain (loss) on investments and foreign currency transactions	(9,968,235)	496,450
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	1,119,157	(18,050,913)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(9,243,756)	(18,308,111)

Share Transactions:
Proceeds from sale of shares	123,403,095	208,272,812
Cost of shares redeemed	(128,401,499)	(208,982,182)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(4,998,404)	(709,370)

Change in net assets	(14,242,160)	(19,017,481)

Net Assets:
Beginning of period	35,497,464	54,514,945

End of period	$21,255,304	$35,497,464

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 8.93	$13.58	$ 6.40	$ 7.81	$10.25
Income From Investment Operations:
Net operating loss	(0.08)[1]	(0.12)[1]	(0.07)[1]	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.40)	(4.53)	7.25	(1.36)	(2.41)

TOTAL FROM INVESTMENT OPERATIONS	(2.48)	(4.65)	7.18	(1.41)	(2.44)

Net Asset Value, End of Period	$ 6.45	$ 8.93	$13.58	$ 6.40	$ 7.81

Total Return[2]	(27.77)%	(34.24)%	112.19%	(18.05)%	(23.80)%

Ratios to Average Net Assets:

Expenses	2.55%	2.00%	1.85%	1.85%	1.85%

Expenses excluding interest expense	2.55%	2.00%	1.85%	1.85%	1.85%

Net operating loss	(1.05)%	(0.99)%	(0.78)%	(0.35)%	(0.53)%

Expense waiver/reimbursement[3]	0.61%	0.49%	1.90%	3.78%	4.77%

Supplemental Data:

Net assets, end of period (000 omitted)	$13,822	$18,182	$25,883	$6,345	$7,297

Portfolio turnover	184%	323%	260%	347%	193%

1 Per share amount is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 8.64	$13.24	$ 6.29	$ 7.73	$10.19
Income From Investment Operations:
Net operating loss	(0.13)[1]	(0.21)[1]	(0.14)[1]	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.32)	(4.39)	7.09	(1.37)	(2.38)

TOTAL FROM INVESTMENT OPERATIONS	(2.45)	(4.60)	6.95	(1.44)	(2.46)

Net Asset Value, End of Period	$ 6.19	$ 8.64	$13.24	$ 6.29	$ 7.73

Total Return[2]	(28.36)%	(34.74)%	110.49%	(18.63)%	(24.14)%

Ratios to Average Net Assets:

Expenses	3.30%	2.75%	2.60%	2.60%	2.60%

Expenses excluding interest expense	3.30%	2.75%	2.60%	2.60%	2.60%

Net operating loss	(1.82)%	(1.75)%	(1.53)%	(1.10)%	(1.25)%

Expense waiver/reimbursement[3]	0.61%	0.49%	1.90%	3.78%	4.77%

Supplemental Data:

Net assets, end of period (000 omitted)	$5,901	$11,908	$16,614	$4,154	$3,606

Portfolio turnover	184%	323%	260%	347%	193%

1 Per share amount is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 8.65	$13.28	$ 6.31	$ 7.74	$10.20
Income From Investment Operations:
Net operating loss	(0.14)[1]	(0.21)[1]	(0.16)[1]	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.31)	(4.42)	7.13	(1.35)	(2.34)

TOTAL FROM INVESTMENT OPERATIONS	(2.45)	(4.63)	6.97	(1.43)	(2.46)

Net Asset Value, End of Period	$ 6.20	$ 8.65	$13.28	$ 6.31	$ 7.74

Total Return[2]	(28.32)%	(34.86)%	110.46%	(18.48)%	(24.12)%

Ratios to Average Net Assets:

Expenses	3.30%	2.75%	2.60%	2.60%	2.60%

Expenses excluding interest expense	3.30%	2.75%	2.60%	2.60%	2.60%

Net operating loss	(1.85)%	(1.76)%	(1.53)%	(1.10)%	(1.22)%

Expense waiver/reimbursement[3]	0.61%	0.49%	1.90%	3.78%	4.77%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,533	$5,407	$12,218	$608	$511

Portfolio turnover	184%	323%	260%	347%	193%

1 Per share amount is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated World Investment Series, Inc., (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Asia Pacific Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic fixed income securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic fixed income securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase and Reverse Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the America Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating loss.

The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(715,563)	$33,290	$682,273

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $10,155,348, which will reduce the Fund's taxable income arising from future net realized gain on investment, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2006	$ 452,261

2009	$9,703,087

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 2001, the Fund had outstanding foreign currency commitments set forth below:

Settlement Date	Contract to Receive	In Exchange For	Contract at Value	Unrealized Appreciation
Contract Purchased:
12/3/2001	7,070,000 Thailand Baht	$160,354	$161,011	$657

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Shares of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	50,000,000
TOTAL	250,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	12,227,077	$96,587,737	14,365,658	$167,540,354
Shares redeemed	(12,119,310)	(95,508,362)	(14,235,960)	(168,163,419)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	107,767	$1,079,375	129,698	$(623,065)

Year Ended November 30	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	501,911	$3,893,123	1,452,837	$18,502,315
Shares redeemed	(926,379)	(6,992,584)	(1,314,029)	(15,582,650)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(424,468)	$(3,099,461)	138,808	$2,919,665

Year Ended November 30	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	3,047,771	$22,922,235	1,860,477	$22,230,143
Shares redeemed	(3,425,320)	(25,900,553)	(2,155,438)	(25,236,113)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(377,549)	$(2,978,318)	(294,961)	$(3,005,970)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(694,250)	$(4,998,404)	(26,455)	$(709,370)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.10% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 2001, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$48,125,057
Sales	$52,347,048

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2001, there were no outstanding loans. During the year ended November 30, 2001, the maximum outstanding borrowings were $1,431,274. The Fund had an average outstanding daily balance of $660,963 with a high and low interest rate of 5.19% and 2.63%, respectively, representing only the days the LOC was utilized. Interest expense totaled $511 for the year ended November 30, 2001.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2001, the Fund did not designate any long-term capital gain dividends.

Report Of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND
SHAREHOLDERS OF FEDERATED ASIA PACIFIC GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Asia Pacific Growth Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Asia Pacific Growth Fund of Federated World Investment Series, Inc. at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 10, 2002

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

STEPHEN F. AUTH

Vice President

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Asia Pacific Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U102
Cusip 31428U201
Cusip 31428U300

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01934-01 (1/02)

Federated Investors
World-Class Investment Manager

Federated International Small Company Fund

annual report

November 30, 2001

A Portfolio of Federated World Investment Series, Inc.

Established 1996

Richard B. Fisher

President

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

Federated International Small Company Fund was created in 1996, and enclosed is its sixth Annual Report. The fund is managed to bring you long-term capital growth opportunities from a portfolio of high-quality international small-cap stocks.1 As of November 30, 2001, this $548.9 million fund was invested in 26 countries and in more than 225 corporations with a median market capitalization of $994 million. These smaller companies are selected for their success in supplying specialized products and services to large company assemblers and retailers, as well as for their ability to dominate their market niches and grow even under difficult economic conditions.

This report covers the 12-month reporting period from December 1, 2000 through November 30, 2001. It begins with an interview with the fund's portfolio manager Leonardo A. Vila, Vice President, Federated Global Investment Management Corp. Following his discussion of market conditions and fund strategy are two additional items of interest: a complete listing of the fund's investments and the publication of the fund's financial statements. As you review the list of holdings, I believe you will be as impressed as I am by the breadth and depth of Federated International Small Company Fund's portfolio.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Smaller capitalization companies involve more risks than larger more established companies.

Small companies are ideally positioned to take early advantage of increased liquidity and lower borrowing costs.

As you are no doubt aware, small-cap stocks were not alone in experiencing a rocky performance year. Despite disappointing returns this reporting period, investors should keep in mind the past several quarters have continued to be volatile, trying times for almost all equities, and this turbulence is reflected in the fund's recent negative performance. Individual share class total return performance for the fund's reporting period follows:2

	Total Return	Net Asset Value Change
Class A Shares	(29.88)%	$25.00 to $17.53 = (29.88)%
Class B Shares	(30.38)%	$24.06 to $16.75 = (30.38)%
Class C Shares	(30.41)%	$24.04 to $16.73 = (30.41)%

Despite disappointing returns, investors should keep in mind that the true measure of the value of a growth fund, such as Federated International Small Company Fund, is in years rather than months. The fund has performed well over the long term, producing average annual total returns of 12.49%, 11.67%, and 11.65% for A, B, and C shares, respectively, from its inception on February 28, 1996 through November 30, 2001.2

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C shares were (33.75)%, (34.21)%, and (31.10)%, respectively. Total returns, based on offering price (i.e., less any applicable sales charge), since inception (2/28/96) for Class A, B, and C shares were 11.39%, 11.57%, and 11.65%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Furthermore, valuation levels of many small-cap stocks are quite low at this time, which may represent a significant buying opportunity. Likewise, you can take steps to increase your fund investment regardless of the market's fluctuations through a systematic investment program, which allows you to add to your account on a regular basis to accumulate more shares at lower prices.3 I encourage you to discuss the benefits of dollar-cost averaging with your investment representative.

Thank you for selecting Federated International Small Company Fund to pursue your long-term financial goals and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

Richard B. Fisher

Richard B. Fisher

President

January 15, 2002

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Leonardo A. Vila

Vice President Federated Global Investment Management Corp.

Federated International Small company Fund

What are your comments on economic conditions and the small-cap stock environment during the fund's fiscal year?

The repercussions of the March 2000 "reversal of fortune" in Technology, Media and Telecommunications stocks continue to be felt across all sectors of the market and regions nearly two years later. Throughout the fund's reporting period, trading volatility was the norm in an emotion-driven market, with rampant sell-offs and stock price drops of even deserving companies with solid earnings and clear growth trends.

The economic slowdown first evident in the United States is now recognized as a global recession. Widespread corporate profit warnings, layoffs and spending pullbacks have not only deepened investor skepticism and risk aversion but also deflated consumer confidence. Both the near-term toll and long-term implications of the September 11 terrorist attacks, the war in Afghanistan, and germ and biochemical warfare scares are difficult to measure or predict. But it is clear that these upsetting developments have pushed back or perhaps complicated the longed-for economic recovery and also increased the downside risks for stocks.

Against this backdrop, there have been very few bright spots for stocks, although "value" equities were favored over "growth" equities in this environment. Not surprisingly, positive returns for small-cap investments have been a challenge to achieve in any industry or country. Although the euro has shown signs of life and made gains, many foreign currencies have continued to lag the surprisingly steadfast U.S. dollar, and this discrepancy has resulted in declines in some international investments. One unequivocal positive during this difficult period has been the willingness of the world's central banks, led by the Federal Reserve Board's ( the "Fed") aggressive rate-cutting example, to ease key interest rates in the hope of jumpstarting stalled economies.

One positive...the willingness of the world's central banks to ease key interest rates.

How did Federated International Small Company Fund perform during its fiscal year?

For the fiscal year ended November 30, 2001, Federated International Small Company Fund produced total returns, based on net asset value, of (29.88)%, (30.38)%, and (30.41)% for Class A, B, and C shares, respectively. The fund's performance fell short of the (9.97)% return of the small-cap international market as represented by the Morgan Stanley Capital International (MSCI) World ex-U.S. Small Cap Index1 in U.S. dollar terms. The fund also underperformed the Lipper International Small-Cap Funds Average, which returned (20.34)%.2

What strategies and holdings most affected fund performance?

As can be expected, funds with a growth orientation were at a disadvantage during this reporting period of intensified market uncertainty and prolonged economic weakness. Federated International Small Company Fund contains no shortage of solid, profitable companies, but negative sentiment across world markets took down stocks in all countries and sectors.

In December 2000, an emphasis on Information Technology stocks hurt performance, while exposures to financial services and Japanese stocks helped fund returns. Early in 2001, Spanish and Australian stocks performed well, and the more defensive sectors of Energy and Utilities sectors contributed positively, as the fund was positioned to gain from increases in oil and gas prices. Midway through the fund's fiscal year, stock selection in Asian countries, especially China and South Korea, had a positive impact. Toward the end of 2001, slower consumer spending dragged down Consumer Discretionary stocks, but Consumer Staples and certain pharmaceutical names performed well. Dampened confidence in Japanese Prime Minister Koiziumi's ability to follow through on or achieve promised banking and corporate reforms hurt the country's stock prices. Overall, financial stocks suffered in light of concerns about the claims that would be made to insurers for losses related to the terrorist attacks in the United States.

1 MSCI World ex-U.S. Small Cap Index is created by selecting companies within the market capitalization range of USD $200-$800 million. The dollar-denominated range is applied across all 23 developed markets. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

Low interest rates, lower energy prices and governments' increased infrastructure spending offer small companies greater opportunities for growth.

What were the fund's top ten holdings as of November 30, 2001, and how were the assets allocated among different countries?

The top ten holdings were as follows:

Name	Country	Sector	Percentage of Net Assets
Clarica Life Insurance Co.	Canada	Financials	1.0%
Sega Enterprises	Japan	Consumer Discretionary	1.0%
ATI Technologies, Inc.	Canada	Information Technology	0.9%
Industrial Alliance Life Insurance Co.	Canada	Financials	0.9%
Man (ED&F) Group PLC	United Kingdom	Financials	0.9%
Tandberg ASA	Norway	Information Technology	0.8%
Toll Holdings Ltd.	Australia	Industrials	0.8%
Thiel Logistik AG	Germany	Industrials	0.7%
Novozyme A/S, Class B	Denmark	Materials	0.7%
Cambridge Antibody Technology Group PLC	United Kingdom	Healthcare	0.7%
TOTAL			8.4%

The fund's assets were diversified across the following 27 countries:

Country	Percentage of Net Assets	Country	Percentage of Net Assets
Japan	17.5%	Denmark	2.1%
Canada	9.6%	China	1.4%
United Kingdom	8.9%	Taiwan	1.4%
South Korea	7.4%	Malaysia	1.3%
Spain	6.7%	Thailand	1.3%
Germany	6.1%	Singapore	1.3%
Australia	5.7%	Finland	1.2%
France	4.4%	Portugal	1.2%
United States	4.0%	Norway	1.2%
Sweden	3.7%	Ireland	0.8%
Switzerland	3.5%	Belgium	0.5%
Hong Kong	2.4%	India	0.5%
Netherlands	2.4%	Israel	0.3%
Italy	2.2%

Can you highlight some of the fund's holdings?

Some noteworthy names in the portfolio include the following:

Tandberg ASA (0.8% of net assets) is a Norwegian videoconferencing equipment company--second largest worldwide--whose sales have grown dramatically in North America, Europe and Asia, benefiting from cutbacks in corporate travel and a reluctance to travel by air due to safety concerns.

Kaba Holding (0.6% of net assets), a Swiss company, is the world's third largest physical lock company and a leading provider of access management systems. Kaba focuses on European and North American markets with high security needs. Increased demand for more sophisticated access systems in other geographical areas also opens up new business opportunities.

Showa Corporation (0.5% of net assets) is a Japanese auto parts manufacturer supplying Honda with hydraulic products for cars, boats, motorcycles and construction machinery. These products include shock absorbers, power steering systems and cranes.

Zeltia SA (0.4% of net assets) is a Spanish pharmaceutical and biotechnology company that has developed the ET743 anti-tumor drug, which will be distributed by a Johnson & Johnson subsidiary in the United States pending Food & Drug Administration approval.

What is your outlook for international small-cap stocks and your strategy in 2002?

We expect volatility in global markets to persist in 2002, driven by continued uncertainty on the military and political responses to the "war on terror" as well as concerns about corporate prospects and consumer behavior. In this respect, many of the market forces that have proved challenging for higher risk, higher growth investors are likely to remain in place over the coming months.

Although economic recovery has proven to be more elusive than we would have liked, there are indications we may already have hit, or are soon to reach, the bottom of the current negative cycle. The benefits of this year's aggressive rate-cutting by the world's central banks should begin to materialize more fully. Since they supply basic materials, components and services to the larger corporations, small companies are ideally positioned to take early and optimal advantage of increased liquidity and lower borrowing costs when demand is restored and orders pick up.

We continue to locate small-cap stocks with good investment potential, targeting companies with stable or expanding market shares, strong ties to their local and regional markets, and reasonable valuations despite the difficult market conditions. In coming quarters, we plan to maintain a focus on holdings in more defensive sectors such as Consumer Staples, Utilities, and Healthcare due to better visibility. They all exhibit a certain level of volume growth even if recovery fails to materialize. We are also focusing selectively on the consumer-sensitive and basic material stocks in anticipation of economic recovery. The automobile sector, for example, may be poised for a rebound, as it benefits from the increase in sales volume generated from the zero-interest rate finance deals offered in the United States.

The corporate and banking reforms so clearly needed in Japan may once again have been "all talk and no action," as Japan enters its third recession in a decade. However, we believe there are gems to be discovered among small Japanese companies with ties to the video game software market, auto parts manufacturers, and other companies truly demonstrating corporate restructuring.

As the U.S. economy is expected to recover in the second half of 2002, we believe Asia will resume its production and export activities. Europe is also expected to join this global economic recovery, though possibly with a lagged effect. Many of the negative global variables seem to have reversed to offer small companies greater opportunities for growth with low interest rates, lower energy prices, increase in outsourcing activities and increases in infrastructure spending by many governments.

Federated International Small Company Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small Company Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International World ex-U.S. Small Cap Index (MSCI-WSC).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	(33.75)%
5 Years	8.71%
Start of Performance (2/28/1996)	11.39%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WSC has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WSC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated International Small Company Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small Company Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International World ex-U.S. Small Cap Index (MSCI-WSC).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	(34.21)%
5 Years	8.84%
Start of Performance (2/28/1996)	11.57%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WSC has not been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WSC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated International Small Company Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small Company Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International World ex-U.S. Small Cap Index (MSCI-WSC).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	(31.10)%
5 Years	9.12%
Start of Performance (2/28/1996)	11.65%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WSC has not been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WSC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

November 30, 2001

Shares			Value in U.S. Dollars
		COMMON STOCKS--95.1%
		Automobiles & Components--4.3%
8,500,000		Denway Motors Ltd.	$2,561,275
704,000		Hankook Tire Manufacturing Co.	1,432,429
134,000		Hyundai Motor Co.	2,684,227
126,000		Keihin Corp.	1,163,675
60,000		Magna International, Inc., Class A	3,800,407
34,000		Nissin Kogyo Co., Ltd.	993,345
712,526		Pacifica Group Ltd.	1,309,045
333,000		Showa Corp.	2,502,500
470,000		Sumitomo Rubber Industries Ltd.	2,246,632
350,000		Trelleborg AB, Class B	2,723,097
926,000		Yokohama Rubber Co., Ltd.	2,404,804

		TOTAL	23,821,436

		Banks--1.4%
88,000		Banco Popular Espanol SA	2,889,133
194,650		Bank of Ireland	1,726,237
132,000		National Bank of Canada	2,309,496
300,000		Wing Hang Bank Ltd.	923,213

		TOTAL	7,848,079

		Capital Goods--14.6%
166,605		ACS, Actividades de Constuccion y Servicios, SA	3,947,523
78,260		Acciona SA	2,779,675
447,590		Amec PLC	2,507,057
602,700		Balfour Beatty PLC	1,516,132
442,658		CAE, Inc.	3,225,836
400,000		Central Glass Co., Ltd.	2,149,002
236,000		Daelim Industrial Co. Ltd.	2,512,618
175,830		Fomento de Construcciones y Contratas SA	3,767,602
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Capital Goods--continued
1,100,000		Gamuda BHD	$1,279,474
148,172		Getinge Industrier AB, Class B	2,270,915
222,000		Grupo Dragados, SA	2,754,315
204,170		Grupo Ferrovial, SA	3,723,751
25,000,000	[1]	Guangzhou Investment Co., Ltd.	2,083,641
185,500		Hagemeyer Nv	3,170,540
940,000		Hino Motors Ltd.	3,173,511
58,700		IHC Caland NV	2,634,430
1,600,000		IJM Corp. Berhad	1,760,000
214,000		JGC Corp.	1,432,803
14,000		Kaba Holding AG	3,318,708
2,000,000		Kawasaki Heavy Industries	2,045,123
190,000		LG Cable Ltd.	2,307,571
390,000		Leighton Holdings Ltd.	2,232,731
1,400,000	[1]	Mitsui Engineering & Shipbuilding	1,624,736
43,965		NEG Micon A/S	1,304,230
1,100,000		Road Builder (M) Holdings Berhad	1,273,684
142,650		SGL Carbon AG	3,524,333
160,000		SNC-Lavalin Group, Inc.	2,713,849
430,000		Samsung Corp.	2,573,896
82,650	[1]	Singulus Technologies AG	2,104,156
2,836,400		Sonae Investimentos Sociedade Gestora de Participacoes Sociais, SA	1,956,452
190,000		Takuma Co., Ltd.	1,495,699
1,250,000		Toyo Engineering	1,552,102
37,800		Vallourec (Usin)	1,721,844
51,125		Vestas Wind Systems A/S	1,704,290

		TOTAL	80,142,229

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Commercial Services & Supplies--4.1%
570,710		Amey PLC	$3,119,407
6,500		Bellsystem 24, Inc.	2,532,057
81,650		GFK AG	1,590,840
815,000		Hitachi Koki Co.	2,447,249
367,970		Nestor Healthcare Group PLC	2,989,362
686,060		RPS Group PLC	1,476,489
192,000		SOK Co., Ltd.	1,061,451
50,000		Sato Corp.	1,205,162
120,000		Toppan Forms Co., Ltd.	2,191,203
439,000		WS Atkins PLC	3,691,542

		TOTAL	22,304,762

		Consumer Durables & Apparel--5.2%
94,000		Bandai Co., Ltd.	3,165,882
170,000		Benetton Group SpA	1,827,431
440,000		Cheil Industries	2,654,574
832,400	[1]	Ferretti SpA	2,714,216
525,000		Gunze Ltd.	1,942,866
288,000		Onward Kashiyama Co., Ltd.	3,036,131
300,000		Sanyo Shokai Ltd.	1,429,151
259,700	[1]	Sega Enterprises	5,384,950
230,000		Takara Co., Ltd.	2,174,566
245,000		Yamaha Corp.	2,063,870
96,874		Zapf Creation AG	2,108,747

		TOTAL	28,502,384

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Diversified Financials--3.7%
131,800		AGF Management Ltd.	$1,962,907
280,000		C.I. Fund Management, Inc.	2,134,929
4,000,000		Kiatnakin Finance Public Co., Ltd.	2,040,538
277,966		Man (ED&F) Group PLC	4,754,055
92,100		Sanyo Electric Credit Co., Ltd.	2,503,936
20,000		Shokoh Fund & Co., Ltd.	2,170,102
4,000,000	[1]	Siam Panich Leasing Public Co., Ltd.	1,913,004
165,000		St. James's Place Capital PLC	805,445
297,573		Suncorp-Metway Ltd.	2,043,689

		TOTAL	20,328,605

		Energy--1.8%
36,000		Bouygues Offshore SA	1,161,279
543,000		Saipem SpA	2,441,825
450,000		Showa Shell Sekiyu	2,914,300
37,000		Talisman Energy, Inc.	1,306,963
475,000		Teikoku Oil Co., Ltd.	2,012,255

		TOTAL	9,836,622

		Food & Household Products--7.1%
47,300		Carlsberg A/S, Class B	1,935,398
63,000		Centros Comerciales Carrefour, SA	792,917
68,720	[1]	Cereol	1,834,469
91,000		Cheil Jedang Corp.	3,157,729
900,000		Coca-Cola Amatil Ltd.	2,501,283
70,000		Danisco	2,501,985
300,270		Ebro Puleva SA	3,133,638
320,000		Foodland Associated Ltd.	2,067,144
1,100,000		Foster's Group Ltd.	2,805,226
8,000,000		Global Bio-chem Technology Group Co., Ltd.	2,769,633
114,020		Hartwall Oyj Abp	2,400,268
50,000		Hokuto Corp.	2,101,932
75,000		Metro, Inc., Class A	1,718,432
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food & Household Products--continued
168,000		Molson Cos. Ltd., Class A	$2,888,035
122,470		Orkla ASA, Class A	2,016,882
1,775,000		People's Food Holdings Ltd.	1,066,095
610,000		Swedish Match AB	3,059,149

		TOTAL	38,750,215

		Health Care Equipment & Services--4.4%
325,800	[1]	Capio AB	2,076,716
2,670		Disetronic Holdings AG	1,895,521
258,580	[1]	Elekta AB, B Shares	2,242,093
162,000		Fujirebio, Inc.	1,438,306
63,175		Gehe Ag	2,416,485
122,200	[1]	Generale De Sante	1,729,574
187,000		Olympus Optical Co.	2,579,938
65,760		Omega Pharma SA	2,733,321
225,000		Ramsay Health Care Ltd.	561,852
430,000	[1]	ResMed, Inc., GDR	2,551,246
530,000		Sonic Healthcare Ltd.	2,125,888
32,400		Tecan AG	1,954,662

		TOTAL	24,305,602

		Hotels Restaurants & Leisure--2.7%
234,670		Elior	1,753,212
452,550	[1]	Fitness First PLC	2,579,989
500,000		Genting Berhad	1,289,474
225,000		Hotel Shilla Co.	1,501,183
240,000		PizzaExpress PLC	2,813,137
962,800		Rank Group PLC	3,142,409
1,200,000		Resorts World BHD	1,800,000

		TOTAL	14,879,404

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Insurance--2.4%
175,700		Clarica Life Insurance Co.	$5,417,939
455,406		Corporation Mapfre, Compania Internacional de Reaseguros, SA	2,757,759
180,000		Industrial Alliance Life Insurance Co.	4,765,784

		TOTAL	12,941,482

		Materials--5.7%
285,000		Aichi Steel Corp.	1,630,620
430,000		Air Water, Inc.	1,961,208
500,000		Amcor Ltd.	1,823,397
1,300,000		Boral Ltd.	2,192,135
145,000		Domtar, Inc.	1,347,378
400,000		Dowa Mining Co.	1,532,219
9,750		Givaudan SA	3,000,457
56,260		Huhtamaki Oy, Class I	1,657,580
84,000	[1]	Inco Ltd.	1,355,270
164,000		Johnson Matthey PLC	2,264,951
4,860		Lonza AG	3,050,457
5,100,000		M.I.M. Holdings Ltd.	2,919,725
208,700		Novozymes A/S, Class B	4,093,929
183,570		Usinor Sacilor	2,305,476

		TOTAL	31,134,802

		Media--4.6%
300,800		Class Editori SpA	1,040,102
285,900	[1]	Eniro AB	2,117,182
812,500		HIT Entertainment PLC	3,960,415
316,930		Havas Advertising SA	2,399,004
2,900,000	[1]	i-CABLE Communications Ltd.	1,645,435
143,680	[1]	IM Internationalmedia AG	3,211,277
174,100	[1]	JC Decaux SA	1,665,639
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Media--continued
138,600	[1]	Modern Times Group, Class B	$2,988,189
243,470		Mondadori (Arnoldo) Editore SpA	1,563,780
300,000		Shochiku Co.	1,675,053
109,000	[1]	Sogecable SA	2,694,924

		TOTAL	24,961,000

		Personal Care Products--0.9%
430,000		Coreana Cosmetics Co. Ltd.	1,448,028
48,000		Pacific Corp.	3,554,574

		TOTAL	5,002,602

		Pharmaceuticals & Biotechnology--7.8%
56,000		Altana AG	2,799,195
50,000	[1]	Angiotech Pharmaceuticals, Inc.	2,758,083
170,000	[1]	Cambridge Antibody Technology Group PLC	4,080,207
72,000		Daewoong Pharmaceutical Co., Ltd.	902,839
157,000		Dong-A Pharm	2,891,128
265,000		Galen Holdings	2,813,801
180,000		Hisamitsu Pharmaceutical Co., Inc.	2,788,671
300,000		Kaken Pharmaceutical	1,879,565
145,400	[1]	QLT Phototherapeutics, Inc.	3,118,623
136,000	[1]	Qiagen NV	2,704,598
164,000	[1]	Ranbaxy Laboratories Ltd.	2,574,283
130,000		Recordati SpA	2,445,533
169,700	[1]	Shire Pharmaceuticals Group PLC	2,019,573
70,000		Stada Arzneimittel AG	2,238,603
42,600	[1]	Taro Pharmaceutical Industries Ltd.	1,538,712
55,000		Yuhan Corp.	2,684,937
250,000		Zeltia SA	2,037,944

		TOTAL	42,276,295

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Real Estate--1.7%
1,188,000		City Developments Ltd.	$3,126,572
120,940		JM AB, Class B	2,607,443
152,500		Metrovacesa SA	2,042,311
26,000		Nisshin Fudosan Co., Ltd.	271,563
100,000		Sumisho Lease Co., Ltd.	1,529,784

		TOTAL	9,577,673

		Retailing--2.0%
2,138,000		Esprit Holdings Ltd.	2,371,337
131,000		Jusco Co., Ltd.	2,753,530
308,900		Vendex International	2,949,756
40,600		Yamada Denki	2,777,617

		TOTAL	10,852,240

		Software & Services--4.3%
385,000	[1]	CGI Group, Inc., Class A	2,871,818
99,000		Capcom Co., Ltd.	2,804,009
597,816	[1]	Eidos PLC	2,012,939
80,000		Meitec Corp.	2,187,957
38,884		Metrologic Group	1,974,990
563,370		Misys PLC	2,609,566
126,100	[1]	Riverdeep Group PLC, ADR	2,591,355
94,085	[1]	Teleplan International NV	1,550,776
85,400		Transiciel SA	2,723,446
69,900	[1]	UBI Soft Entertainment SA	2,435,778

		TOTAL	23,762,634

		Technology Hardware & Equipment--8.4%
405,000	[1]	ATI Technologies, Inc.	4,949,084
5,000		Aixtron AG	120,037
4,600,000	[1]	Au Optronics Corp.	3,341,081
280,000		DaeDuck Electronics Co.	2,694,006
130,000	[1]	IDIS Co., Ltd.	1,486,593
88,550		Jenoptik AG	1,804,600
94,650	[1]	Logitech International SA	3,316,499
225,000		MediaTek, Inc.	2,647,444
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Technology Hardware & Equipment--continued
5,600,000	[1]	Nanjing Panda Electronics Co., Ltd.	$1,866,942
84,550	[1]	Neopost SA	2,578,942
292	[1]	Nippon Foundry, Inc. - UMC Japan	2,064,048
350,000		Pantech Co., Ltd.	2,070,189
130,000	[1]	Research in Motion Ltd.	2,860,298
950,000		Sewon Telecom Ltd.	3,236,593
218,000	[1]	Tandberg ASA	4,469,315
116,000		Toyo Corp.	2,169,940
435,000		Venture Manufacturing (Singapore) Ltd.	2,826,449
465,000		Via Technologies, Inc.	1,580,622

		TOTAL	46,082,682

		Telecommunication Services--1.8%
1,200,000		Smartone Telecommunications	1,315,579
522,700		Sonera Group	2,711,078
359,750	[2]	Telecel - Comunicacoes Pessoais SA	2,806,919
2,500,000		Total Access Communication Public Co., Ltd.	3,350,000

		TOTAL	10,183,576

		Transportation--4.9%
342,100		Autopistas, Concesionaria Espanola SA	3,358,726
216,250		Brisa Auto Estradas de Portugal SA	1,840,309
81,710	[1]	Fraport AG	1,968,967
6,000,000		Jiangsu Expressway, Class H	1,292,498
300,000		Kamigumi Co.	1,253,855
51,450		Kuehne & Nagel International AG	2,473,739
375,100		Lang Corp., Ltd.	2,090,815
1,300,000		MacQuarie Infrastructure Group	2,353,839
855,500		MTR Corp., Ltd.	1,102,441
1,104,000		Sembcorp Logistics Ltd.	1,085,041
190,160	[1]	Thiel Logistik AG	4,105,321
280,000		Toll Holdings Ltd.	4,211,482

		TOTAL	27,137,033

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		Utilities--1.3%
100,000		Emera, Inc.	$1,129,710
3,200,000		Huaneng Power International, Inc., Class H	2,010,553
370,000		Toho Gas Co.	870,800
97,331	[1]	Wedeco AG Water Technology	3,121,369

		TOTAL	7,132,432

		TOTAL COMMON STOCKS (IDENTIFIED COST $517,922,183)	521,763,789

		PREFERRED STOCKS--0.4%
		Capital Goods--0.4%
57,000		Krones Ag (identified cost $2,060,248)	2,244,113

		REPURCHASE AGREEMENT--3.5%[3]
$19,368,000		Salomon Brothers, Inc., 2.15%, dated 11/30/2001, due 12/3/2001 (at amortized cost)	19,368,000

		TOTAL INVESTMENTS (IDENTIFIED COST $539,350,431)[4]	$543,375,902

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At November 30, 2001, these securities amounted to $2,806,919 which represents 0.5% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $541,350,690. The net unrealized appreciation of investments on a federal tax basis amounts to $2,025,212 which is comprised of $43,696,080 appreciation and $41,670,868 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($548,893,210) at November 30, 2001.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified cost $539,350,431)		$543,375,902
Cash		265
Cash denominated in foreign currencies (identified cost $9,215,196)		9,082,768
Income receivable		839,963
Receivable for investments sold		2,576,890
Receivable for shares sold		3,257,319
Other assets		683,510
Net receivable for foreign currency exchange contracts		3,522

TOTAL ASSETS		559,820,139

Liabilities:
Payable for investments purchased	$7,941,334
Payable for shares redeemed	2,224,423
Accrued expenses	761,172

TOTAL LIABILITIES		10,926,929

Net assets for 32,106,290 shares outstanding		$548,893,210

Net Assets Consist of:
Paid in capital		$749,214,730
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		3,859,953
Accumulated net realized loss on investments and foreign currency transactions		(203,646,146)
Accumulated net operating loss		(535,327)

TOTAL NET ASSETS		$548,893,210

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($251,666,744 ÷ 14,359,743 shares outstanding)		$17.53

Offering price per share (100/94.50 of $17.53)[1]		$18.55

Redemption proceeds per share		$17.53

Class B Shares:
Net asset value per share ($227,603,609 ÷ 13,585,544 shares outstanding)		$16.75

Offering price per share		$16.75

Redemption proceeds per share (94.50/100 of $16.75)[1]		$15.83

Class C Shares:
Net asset value per share ($69,622,857÷ 4,161,003 shares outstanding)		$16.73

Offering price per share		$16.73

Redemption proceeds per share (99.00/100 of $16.73)[1]		$16.56

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $1,198,061)		$9,110,279
Interest		3,310,725

TOTAL INCOME		12,421,004

Expenses:
Investment adviser fee	$10,025,598
Administrative personnel and services fee	603,897
Custodian fees	495,808
Transfer and dividend disbursing agent fees and expenses	1,930,307
Directors'/Trustees' fees	13,714
Auditing fees	16,043
Legal fees	3,343
Portfolio accounting fees	179,634
Distribution services fee--Class A Shares	936,851
Distribution services fee--Class B Shares	2,418,697
Distribution services fee--Class C Shares	786,109
Shareholder services fee--Class B Shares	806,232
Shareholder services fee--Class C Shares	262,036
Share registration costs	197,969
Printing and postage	238,991
Insurance premiums	3,394
Taxes	80,359
Miscellaneous	13,108

TOTAL EXPENSES	19,012,090

Net operating loss		(6,591,086)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(209,473,104)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(63,689,708)

Net realized and unrealized loss on investments and foreign currency transactions		(273,162,812)

Change in net assets resulting from operations		$(279,753,898)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(6,591,086)	$(17,792,611)
Net realized loss on investments and foreign currency transactions	(209,473,104)	(4,946,846)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(63,689,708)	(358,358,608)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(279,753,898)	(381,098,065)

Distributions to Shareholders:
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	--	(54,105,916)
Class B Shares	--	(50,121,718)
Class C Shares	--	(15,799,857)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(120,027,491)

Share Transactions:
Proceeds from sale of shares	1,003,776,691	3,711,643,249
Net asset value of shares issued to shareholders in payment of distributions declared	--	105,626,542
Cost of shares redeemed	(1,271,394,596)	(3,332,754,435)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(267,617,905)	484,515,356

Change in net assets	(547,371,803)	(16,610,200)

Net Assets:
Beginning of period	1,096,265,013	1,112,875,213

End of period	$548,893,210	$1,096,265,013

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$25.00	$35.17	$17.56	$14.25	$12.26
Income From Investment Operations:
Net operating loss	(0.09)[1]	(0.27)[1]	(0.26)[1]	(0.17)[1]	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(7.38)	(6.29)	18.15	3.48	2.10

TOTAL FROM INVESTMENT OPERATIONS	(7.47)	(6.56)	17.89	3.31	1.99

Less Distributions:
Total distributions from net realized gain on investments and foreign currency transactions	--	(3.61)	(0.28)	--	--

Net Asset Value, End of Period	$17.53	$25.00	$35.17	$17.56	$14.25

Total Return[2]	(29.88)%	(21.40)%	103.45%	23.23%	16.23%

Ratios to Average Net Assets:

Expenses	1.97%	1.79%	2.03%	1.95%	2.12%

Net operating loss	(0.42)%	(0.79)%	(1.05)%	(0.97)%	(1.08)%

Expense waiver/reimbursement[3]	--	--	--	--	0.21%

Supplemental Data:

Net assets, end of period (000 omitted)	$251,667	$517,259	$506,117	$147,490	$91,707

Portfolio turnover	166%	254%	321%	380%	286%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$24.06	$34.21	$17.20	$14.07	$12.20
Income From Investment Operations:
Net operating loss	(0.24)[1]	(0.51)[1]	(0.41)[1]	(0.29)[1]	(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(7.07)	(6.03)	17.70	3.42	1.99

TOTAL FROM INVESTMENT OPERATIONS	(7.31)	(6.54)	17.29	3.13	1.87

Less Distributions:
Total distributions from net realized gain on investments and foreign currency transactions	--	(3.61)	(0.28)	--	--

Net Asset Value, End of Period	$16.75	$24.06	$34.21	$17.20	$14.07

Total Return[2]	(30.38)%	(22.00)%	102.11%	22.25%	15.33%

Ratios to Average Net Assets:

Expenses	2.72%	2.54%	2.78%	2.70%	2.87%

Net operating loss	(1.17)%	(1.55)%	(1.80)%	(1.72)%	(1.81)%

Expense waiver/reimbursement[3]	--	--	--	--	0.17%

Supplemental Data:

Net assets, end of period (000 omitted)	$227,604	$434,724	$462,524	$189,965	$120,939

Portfolio turnover	166%	254%	321%	380%	286%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$24.04	$34.19	$17.19	$14.06	$12.19
Income From Investment Operations:
Net operating loss	(0.24)[1]	(0.51)[1]	(0.42)[1]	(0.29)[1]	(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(7.07)	(6.03)	17.70	3.42	1.99

TOTAL FROM INVESTMENT OPERATIONS	(7.31)	(6.54)	17.28	3.13	1.87

Less Distributions:
Total distributions from net realized gain on investments and foreign currency transactions	--	(3.61)	(0.28)	--	--

Net Asset Value, End of Period	$16.73	$24.04	$34.19	$17.19	$14.06

Total Return[2]	(30.41)%	(22.01)%	102.11%	22.26%	15.34%

Ratios to Average Net Assets:

Expenses	2.72%	2.54%	2.78%	2.70%	2.87%

Net operating loss	(1.17)%	(1.55)%	(1.80)%	(1.72)%	(1.85)%

Expense waiver/reimbursement[3]	--	--	--	--	0.17%

Supplemental Data:

Net assets, end of period (000 omitted)	$69,623	$144,282	$144,234	$47,697	$27,412

Portfolio turnover	166%	254%	321%	380%	286%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International Small Company Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating loss and foreign currency.

The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(14,492,420)	$8,429,849	$6,062,571

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $202,181,214, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 1,541,304

2009	$200,639,910

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 2001, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts Receive/Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Bought:
12/3/2001	2,165,755 Canadian Dollar	$1,367,848	$1,378,408	$10,560

12/3/2001	530,222 Euro Currency	471,156	474,973	3,817

12/3/2001	5,119,238 Singapore Dollar	2,800,611	2,795,183	(5,428)

12/3/2001	5,028,750 Swedish Krona	472,738	471,387	(1,351)

Contracts Sold:
12/3/2001	111,945,395 Japanese Yen	$904,609	$908,500	$(3,891)

12/3/2001	90,564 Swiss Franc	55,003	55,188	(185)

NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$ 3,522

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	35,726,466	$809,312,155	91,241,826	$3,070,423,234
Shares issued to shareholders in payment of distributions declared	--	--	1,342,108	45,837,576
Shares redeemed	(42,056,792)	(948,225,992)	(86,282,583)	(2,874,170,221)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(6,330,326)	$(138,913,837)	6,301,351	$242,090,589

Year Ended November	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,132,549	$24,192,231	7,751,681	$281,533,134
Shares issued to shareholders in payment of distributions declared	--	--	1,367,086	45,291,341
Shares redeemed	(5,613,813)	(114,614,637)	(4,570,438)	(151,495,880)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(4,481,264)	$(90,422,406)	4,548,329	$175,328,595

Year Ended November	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	7,561,440	$170,272,305	11,066,209	$359,686,881
Shares issued to shareholders in payment of distributions declared	--	--	437,790	14,497,625
Shares redeemed	(9,402,445)	(208,553,967)	(9,720,026)	(307,088,334)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,841,005)	$(38,281,662)	1,783,973	$67,096,172

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(12,652,595)	$(267,617,905)	12,633,653	$484,515,356

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended November 30, 2001, Class A Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $47,932 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the fiscal year ended November 30, 2001, the Fund expensed $2,083 of organizational expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$1,209,990,250

Sales	$1,426,927,096

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 28, 2000, the Corporation has agreed to a $75,000,000 unsecured uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not utilize the LOC during the year ended November 30, 2001.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2001, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND
SHAREHOLDERS OF FEDERATED INTERNATIONAL SMALL COMPANY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Small Company Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small Company Fund of Federated World Investment Series, Inc. at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 10, 2002

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

HENRY A. FRANTZEN

Chief Investment Officer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Small Company Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U748
Cusip 31428U730
Cusip 31428U722

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01968-01 (1/02)

Federated Investors
World-Class Investment Manager

Federated Emerging Markets Fund

A Portfolio of Federated World Investment Series, Inc.

6TH ANNUAL REPORT

November 30, 2001

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Emerging Markets Fund

President's Message

Dear Fellow Shareholder:

Federated Emerging Markets Fund was created in 1996, and this is its sixth Annual Report. The fund provides access to investments in 20-30 emerging markets offering shareholders significant long-term investment opportunities from a select portfolio of many large and small company stocks.1 The fund invests in countries located in Africa, Latin America, most of Asia and parts of Europe. Currently, the fund's holdings represent 21 countries and 106 corporations, and the fund's assets totaled $47.7 million as of November 30, 2001.

This report covers the 12-month reporting period from December 1, 2000 through November 30, 2001. It begins with an interview with the fund's portfolio managers, Stephen F. Auth, Senior Vice President, and Henry A. Frantzen, Executive Vice President of Federated Global Investment Management Corp. Following their discussion of emerging market economic and market conditions, and fund's investment strategy are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

Despite a positive first half, the fund's total returns were negative for the one-year reporting period. Investing in emerging foreign markets, in which there is so much potential for growth, is clearly a long-term proposition. There have been several periods of negative returns as well as strong gains. This reporting period, volatility of the U.S. market carried over into international markets, creating the sort of periodic slump investors--particularly investors in a sector such as this--have come to expect.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed markets.

Individual share class total return performance for the 12-month reporting period follows.2

	Total Return	Net Asset Value Change
Class A Shares	(11.95)%	$9.04 to $7.96 = (11.95)%
Class B Shares	(12.60)%	$8.73 to $7.63 = (12.60)%
Class C Shares	(12.49)%	$8.73 to $7.64 = (12.49)%

In this investment environment, I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to utilize the dollar-cost averaging method of investing. By investing the same amount regularly, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account regularly and reinvesting dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.3

Thank you for your confidence in Federated Emerging Markets Fund. We will continue to keep you up-to-date on the details of your investment. We appreciate your entrusting a portion of your wealth with the fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2002

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C shares were (16.82)%, (17.41)%, and (13.36)%, respectively. Current performance is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue purchases during periods of low price levels.

Henry A. Frantzen

Executive Vice President

Federated Global Management Corp.

Stephen F. Auth

Senior Vice President

Federated Global Management Corp.

Investment Review

What are your comments on the overall returns in emerging markets during the fund's fiscal year?

The fiscal year ended November 30, 2001, was a very challenging one for international equity markets, although emerging markets actually performed better on a relative basis than most other equity markets around the world. Indeed, while the MSCI World Index1 (in gross returns) was down 15.70% for the period, and the MSCI EAFE Index2 was down 18.9%, the MSCI Emerging Markets Free Index3 was down only 7.4% for the period.

Within the main emerging market countries, some of the best relative performers were: Mexico, up 6.8%; Korea, up 32.9%; Russia, up 45%; and Hungary, up 11.1%. These were offset somewhat by weak results out of China (down 24.3%), Taiwan (down 16.7%), Brazil (down 17.0%), and Turkey (down 38.9%).

The primary reason for negative returns on the global equity markets during the year was a continued deteriorating economic environment, together with the destabilizing impact of the September 11 attacks and significant corporate earnings disappointments.

1 MSCI World Index is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East--comprising approximately 1482 securities--with values expressed in U.S. dollars.

2 MSCI EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

3 MSCI Emerging Markets Free Index is an unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries. Investments cannot be made in an index.

Emerging markets as a whole did better than mature markets for several reasons. First, central banks globally through a series of rate cuts poured liquidity into the financial markets to stabilize and revive economies. This liquidity tends to help the most liquidity-sensitive markets such as the emerging markets. Second, towards the end of the year, as investors began to look through the current economic gloom to a recovery in 2002, money began moving to many emerging market stocks, which tend to be highly geared to the global economic cycle. Finally, these markets had been through very trying times in 2000 and the first half of 2001, and entered the recovery phase as some of the cheapest and most under-owned equity markets in the world.

The strong performances in Russia and South Korea also highlighted some of the unique positive forces that can be at work in emerging market economies. Both of these markets entered the year with most stocks priced in single-digit price-to-earnings ratios, and in fact both markets remained very cheap. Russia rallied as signs emerged that government reforms promised by Prime Minister Putin were finally taking hold, and the economy began emerging from a nearly 10-year economic downslide. South Korea's economy is among those most closely linked to the likely global recovery ahead, and investors bid up shares after the September 11 attacks, particularly in some of its blue-chip technology companies such as Samsung Electronics.

The poor results in Turkey (down 38.9%) and Argentina (down 44.7%) can be said to be the exceptions that proved the rule. Both countries were among the few remaining emerging market economies with fixed exchange rate regimes, which invite speculation and chaos at times of global economic downturns. This is why most other emerging economies have been forced to abandon such regimes, opening their economies more directly to the impact of global economic forces. This process is painful, but appears to lay a stronger foundation for long-term economic growth. The fixed currency regimes in both Turkey and Argentina came under attack during 2001, which destabilized their economies and markets.

What was the fund's performance over the reporting period?

The fund recorded negative 12-month returns across all share classes. Returns for the fund, based on net asset value, were: Class A shares, (11.95)%; Class B shares, (12.60)%; and Class C shares (12.49)%.

What were the main contributors to the fund's performance?

The fund was helped during the year by its overweight in Russian equities, which it held for most of the fiscal year. Russia was one of the best performing markets in emerging markets in the period, driven by improving government reform efforts, an improving economy, and generally cheap assets. We were also helped by our overweight in Mexico throughout the year; this market was also a strong performer, due primarily to the high quality of its companies in a globally difficult market. Finally, throughout the year we successfully avoided Argentina, one of the worst market performers in 2001.

Unfortunately, while these decisions produced some relative successes, they were offset by several others that caused relative underperformance. We struggled for much of the year to get Taiwan "right," and misplayed the volatility there. We did not hold a significant position during the January rally when the market rose on expectations that Fed rate cuts would help it, then we were overweight going into the August/September swoon in technology stocks. Another decision which hurt performance was our failure to position the fund more aggressively as the market bottomed in September. Discretion is said to be the better part of valor, but in this case it caused us to miss out on October's market rally. Finally, although we successfully avoided Argentina, we overweighted the fund's holdings in Brazil, which underperformed; we did not anticipate how much Brazil's currency would be impacted by the problems with its neighbor to the south.

What were the fund's country allocations as of November 30, 2001?

Country	Percentage of Net Assets
South Korea	17.9%
Taiwan	14.5%
Mexico	11.2%
Brazil	9.1%
South Africa	7.3%
United States	7.2%
Hong Kong	7.0%
Russia	5.9%
India	5.1%
Israel	4.3%
Thailand	4.2%
Malaysia	3.5%
Hungary	2.1%
United Kingdom	1.6%
Poland	1.5%
Turkey	1.3%
China	0.9%
Egypt	0.5%
Philippines	0.3%
Czech Republic	0.3%
Ghana	0.0%[1]

1 Amount is less than 0.1%.

What were the fund's top holdings as of November 30, 2001?

Name	Country	Percentage of Net Assets	Industry
Samsung Electronics Co.	South Korea	4.3%	Technology Hardware & Equipment
Taiwan Semiconductor Manufacturing Co.	Taiwan	3.1%	Technology Hardware & Equipment
Telefonos de Mexico, Class L, ADR	Mexico	2.5%	Telecommunication Services
China Mobile (Hong Kong) HL	Hong Kong	2.5%	Telecommunication Services
SK Telecom Co. Ltd.	South Korea	2.2%	Telecommunication Services
Petroleo Brasileiro SA, ADR	Brazil	2.1%	Energy Sources
YUKOS Oil	Russia	1.8%	Energy Sources
Hyundai Motor Co.	South Korea	1.9%	Automobiles
Kookmin Bank	South Korea	1.6%	Banking
Phoenixtec Power Co.	Taiwan	1.5%	Capital Goods
TOTAL		23.9%

What were some of the fund's recent purchases?

Samsung Electronics	4.3% of net assets
Taiwan Semiconductor Manufacturing	3.1% of net assets
Anglo American	1.1% of net assets
Lukoil Co.	0.7% of net assets
Kookmin Bank	1.6% of net assets

How bullish are you on the emerging markets and why?

Our outlook for the next 12 months is "cautiously optimistic," for several reasons. First, the global economy appears to be on the verge of recovery, and this is generally good economic news for emerging market countries that depend heavily on exports to the United States, such as Mexico, Korea, Taiwan, and China. It would also help Russia, whose economy remains dependent on oil prices.

Second, global monetary conditions remain loose, are likely to remain loose as central banks grapple with financial problems at Japanese banks, the Enron bankruptcy in the United States, and Argentina's financial crisis. Liquidity generally helps emerging markets stocks more than most others, as these markets tend to be less liquid.

Third, the technology industry globally is showing signs of life after nearly two years of misery; this is good news for many of the blue-chip technology stocks in emerging markets, such as Samsung Electronics in Korea and Taiwan Semiconductor in Taiwan, two of our largest holdings.

Finally, despite their rally off the lows, emerging market stocks remain some of the cheapest and most under-owned assets around the world. As of fiscal year end, the fund's median stock holding was trading at a price-to-earnings ratio of approximately 11 times earnings, which is cheap by most standards. We think that as the global investing environment continues to improve, emerging market valuations will rise.

Nonetheless, certain risks still remain. Argentina's current instability could spread beyond its borders, but we think the market has appropriately determined that Argentina is more the exception that proves the rule, than a harbinger of bad things to come. The U.S. economy could experience a "double dip" recession, particularly if the U.S. consumer falters, which would hurt many emerging economies around the world. Finally, the current recovery in Technology stocks could falter if corporations suddenly decide to cut their technology spending budgets further, below already reduced levels.

We do not regard any of the risks as certain, but we are keeping the fund well-diversified by country and by sector in case a downside in any of them occur. In the meantime, we are looking forward to a better year ahead for our asset class.

Federated Emerging Markets Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Emerging Markets Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2001 compared to the MSCI Emerging Markets Free Index (MSCI-EMF).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	(16.82)%
5 Years	(7.49)%
Start of Performance (2/28/1996)	(4.82)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EMF has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EMF is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Emerging Markets Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Emerging Markets Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2001 compared to the MSCI Emerging Markets Free Index (MSCI-EMF).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	(17.41)%
5 Years	(7.50)%
Start of Performance (2/28/1996)	(4.76)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EMF has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EMF is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Emerging Markets Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Emerging Markets Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2001 compared to the MSCI Emerging Markets Free Index (MSCI-EMF).2

Average Annual Total Returns[3] for the Period Ended 11/30/2001
1 Year	(13.36)%
5 Years	(7.11)%
Start of Performance (2/28/1996)	(4.57)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EMF has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EMF is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2001

Shares			Value in U.S. Dollars
		COMMON STOCKS--93.7%
		Automobiles--3.5%
1,596,600		Denway Motors Ltd.	$481,098
118,000		Hankook Tire Manufacturing Co.	240,095
46,400		Hyundai Motor Co.	929,464

		TOTAL	1,650,657

		Banking--11.1%
400,000	[1]	Bangkok Bank Public Co., Ltd.	434,981
1,101,900		Bank Sinopac	432,180
975,576		Chinatrust Commercial Bank	496,008
340,000		Equitable Banking Corp.	157,074
935,000		Grupo Financiero BBVA Bancomer, SA de CV	719,308
255,700		Grupo Financiero Banorte SA de CV	485,153
47,000		Hana Bank	513,368
20,460	[1]	Kookmin Bank	790,647
640,000		Public Bank BHD	431,158
151,500		Standard Bank Investment Corp. Ltd.	429,495
292,500,000	[1]	Turkiye Garanti Bankasi A.S.	415,314

		TOTAL	5,304,686

		Capital Goods--3.6%
45,000		Larsen & Toubro Ltd.	192,703
1,073,000		Phoenixtec Power Co. Ltd.	732,583
52,000		Remgro Ltd.	317,049
411,000		Sime Darby BHD	482,384

		TOTAL	1,724,719

		Commercial Services & Supplies--0.4%
2,600,000		EnkaHolding Yatirim	206,559

		Consumer Durables & Apparel--1.5%
11,250		LG Electronics, Inc.	193,415
165,000		Pihsiang Machinery Manufacturing Co. Ltd.	541,691

		TOTAL	735,106

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Diversified Financials--2.0%
220,000		African Bank Investments Ltd.	$174,078
1,885,000	[1]	National Finance Public Co. Ltd.	459,337
515,500		Yuanta Core Pacific Securities Co.	314,512

		TOTAL	947,927

		Energy Sources--7.0%
7,500		Lukoil Holding Co., ADR	334,701
12,500		MOL Magyar Olaj-es Gazipari RT	224,752
800,000	[1]	PTT Exploration and Production Public Co.	637,668
48,500		Petroleo Brasileiro SA, ADR	982,125
2,260,000	[1]	Wah Sang Gas Holdings Ltd.	246,318
218,000		YUKOS	933,040

		TOTAL	3,358,604

		Food Beverage & Tobacco--2.7%
7,000		Cheil Jedang Corp.	242,902
1,636,000		Global Bio-chem Technology Group Co. Ltd.	566,391
14,480		Guiness Ghana Ltd.	1,845
32,100	[1]	International Foods Co. (Hostess)	224,064
36,100		South African Breweries PLC	236,928

		TOTAL	1,272,130

		Hotels Restaurants & Leisure--1.9%
190,000		Genting Berhad	490,000
546,000	[1]	TravelSky Technology Ltd.	416,561

		TOTAL	906,561

		Household & Personal Products--1.2%
131,100		Hindustan Lever Ltd.	574,674

		Insurance--1.2%
11,000		Enterprise Insurance Co., Ltd.	4,677
56,500		Liberty Life Association of Africa Ltd.	307,184
282,000		Sanlam Ltd.	247,503

		TOTAL	559,364

		Materials--10.5%
34,000		Anglo American PLC	511,651
6,700		Anglo American Platinum Corp. Ltd.	234,435
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Materials--continued
86,300		Associated Cement Companies Ltd.	$307,263
75,000		Billiton PLC	357,524
27,000		Cemex SA de CV, ADR	681,480
10,000	[1]	Cemex SA de CV, Warrants	3,782
8,000		Cherepovets MK Severstal	316,000
208,000		Formosa Plastic Corp.	172,830
59,300		Gold Fields Ltd.	271,744
47,700		Harmony Gold Mining Co. Ltd.	270,917
29,500		Honam Petrochem Corp.	333,853
8,500		Impala Platinum Holdings Ltd.	354,854
16,923	[1]	JSC Mining and Smelting Co. Norilsk Nickel, ADR	227,296
79,000	[1]	OMZ Gruppa Uralmash-Izhora, ADR	312,050
2,920		Pohang Iron and Steel Co. Ltd.	246,404
27,300		Votorantim Celulose e Papel SA, ADR	410,865

		TOTAL	5,012,948

		Media--2.1%
14,300	[1]	Grupo Televisa SA, GDR	496,210
86,000		TV Azteca SA de CV, ADR	486,760

		TOTAL	982,970

		Pharmaceuticals & Biotechnology--4.5%
11,300	[1]	Dr. Reddy's Laboratories Ltd., ADR	198,880
5,000		Gedeon Richter RT	277,714
34,800	[1]	Ranbaxy Laboratories Ltd.	546,250
18,300	[1]	Taro Pharmaceutical Industries Ltd.	660,996
7,700		Teva Pharmaceutical Industries Ltd., ADR	450,450

		TOTAL	2,134,290

		Real Estate--0.5%
1,230,000	[2]	Beijing North Star Co. Ltd., Class H	261,808

		Retailing--1.4%
297,000		Courts Mammoth Berhad	259,484
174,800		Wal-Mart de Mexico SA de CV	421,749

		TOTAL	681,233

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Software & Services--2.6%
16,000	[1]	Check Point Software Technologies Ltd.	$613,600
2,600		Infosys Technologies Ltd.	211,339
42,600	[1]	Satyam Computer Services Ltd., ADR	408,960

		TOTAL	1,233,899

		Technology Hardware & Equipment--15.4%
88,000		Asustek Computer, Inc.	351,540
642,000	[1]	Au Optronics Corp.	466,299
85,700	[1]	AudioCodes Ltd.	335,944
32,800		DaeDuck GDS Co. Ltd.	266,435
134,000		Hon Hai Precision Industry Co. Ltd.	564,497
18,000	[1]	IDIS Co. Ltd.	205,836
47,200		MediaTek, Inc.	555,375
7,700		Samsung Electro-Mechanics Co.	231,364
11,880		Samsung Electronics Co.	2,042,461
689,136	[1]	Taiwan Semiconductor Manufacturing Co.	1,461,561
536,000		United Microelectronics Corp.	615,107
66,000		Via Technologies, Inc.	224,346

		TOTAL	7,320,765

		Telecommunication Services--17.6%
215,000		Advanced Information Service PCL	224,009
16,500	[1]	Amdocs Ltd.	545,655
35,600		America Movil SA de CV, Class L, ADR	617,660
346,000	[1]	China Mobile (Hong Kong) Ltd.	1,222,270
500,000	[1]	China Unicom Ltd.	570,597
13,020		Korea Telecom Corp.	545,238
8,500		Korea Telecom Corp., ADR	197,625
150,000		Matav RT	490,271
6,000	[1]	Mobile Telesystems, ADR	213,540
5,000		SK Telecom Co. Ltd.	1,041,009
250,000,000		Tele Celular Sul Participacoes SA	346,476
42,600		Telefonos de Mexico, Class L, ADR	1,427,526
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Telecommunication Services--continued
186,000		Telekomunikacja Polska SA	$687,582
24,000,000		Telesp Participacoes SA	283,393

		TOTAL	8,412,851

		Transportation--0.5%
1,010,000		Bangkok Expressway Public Co. Ltd.	220,815

		Utilities--2.5%
70,103		CEZ A.S.	151,952
53,000		Korea Electric Power Corp., ADR	533,180
34,000		RAO Unified Energy System, ADR	490,620

		TOTAL	1,175,752

		TOTAL COMMON STOCKS (IDENTIFIED COST $40,613,163)	44,678,318

		PREFERRED STOCKS--4.8%
		Banks--0.8%
5,600,000		Banco Itau SA, Preference	386,938

		Food Beverage & Tobacco--0.4%
28,100		Perdigao SA, Preference	167,861

		Materials--0.6%
35,000,000		Gerdau SA, Preference	306,651

		Telecommunication Services--2.5%
2,740,000	[1]	Celular CRT	531,413
30,975,500	[1]	Telemar Norte Leste SA (Series A), Preference	661,205

		TOTAL	1,192,618

		Utilities--0.5%
20,000,000		Companhia Energetica de Minas Gerais, Preference	243,011

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,111,740)	2,297,079

Principal Amount			Value in U.S. Dollars
		CORPORATE BONDS--0.0%
		Materials--0.0%
$15,900		Companhia Vale Do Rio Doce, Conv. Deb. 12/12/2009 (identified cost $137)	$63

		REPURCHASE AGREEMENT--7.2%[3]
3,430,000		Salomon Brothers, Inc., 2.15%, dated 11/30/2001, due 12/3/2001 (at amortized cost)	3,430,000

		TOTAL INVESTMENTS (IDENTIFIED COST $46,155,040)[4]	$50,405,460

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At November 30, 2001, this security amounted to $261,808 which represents 0.5% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $47,242,450. The net unrealized appreciation of investments on a federal tax basis amounts to $3,163,010 which is comprised of $5,127,977 appreciation and $1,964,967 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($47,683,292) at November 30, 2001.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified cost $46,155,040)		$50,405,460
Cash		379,934
Cash denominated in foreign currencies (identified cost $397,881)		398,392
Income receivable		53,363
Receivable for investments sold		1,337,577
Receivable for shares sold		334,112
Net receivable for foreign currency exchange contracts		12,030

TOTAL ASSETS		52,920,868

Liabilities:
Payable for investments purchased	$2,420,905
Payable for shares redeemed	2,694,427
Accrued expenses	122,244

TOTAL LIABILITIES		5,237,576

Net assets for 6,042,296 shares outstanding		$47,683,292

Net Assets Consist of:
Paid in capital		$81,817,728
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		4,260,967
Accumulated net realized loss on investments and foreign currency transactions		(38,558,742)
Undistributed net investment income		163,339

TOTAL NET ASSETS		$47,683,292

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($38,356,453 ÷ 4,820,319 shares outstanding)		$7.96

Offering price per share (100/94.50 of $7.96)[1]		$8.42

Redemption proceeds per share		$7.96

Class B Shares:
Net asset value per share ($7,965,159 ÷ 1,043,689 shares outstanding)		$7.63

Offering price per share		$7.63

Redemption proceeds per share (94.50/100 of $7.63)[1]		$7.21

Class C Shares:
Net asset value per share ($1,361,680 ÷ 178,288 shares outstanding)		$7.64

Offering price per share		$7.64

Redemption proceeds per share (99.00/100 of $7.64)[1]		$7.56

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $79,676)		$1,049,620
Interest		144,995

TOTAL INCOME		1,194,615

Expenses:
Investment adviser fee	$705,804
Administrative personnel and services fee	185,000
Custodian fees	185,812
Transfer and dividend disbursing agent fees and expenses	180,571
Directors'/Trustees' fees	1,815
Auditing fees	17,840
Legal fees	3,591
Portfolio accounting fees	81,593
Distribution services fee--Class B Shares	77,336
Distribution services fee--Class C Shares	14,700
Shareholder services fee--Class A Shares	110,482
Shareholder services fee--Class B Shares	25,779
Shareholder services fee--Class C Shares	4,900
Share registration costs	38,140
Printing and postage	41,586
Insurance premiums	1,252
Taxes	4,447
Interest expense	1,534
Miscellaneous	4,094

TOTAL EXPENSES	1,686,276

Waiver of investment adviser fee	(153,996)

Net expenses		1,532,280

Net operating loss		(337,665)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign capital gain taxes withheld of $33,426)		(12,755,873)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		6,547,077

Net realized and unrealized loss on investments and foreign currency transactions		(6,208,796)

Change in net assets resulting from operations		$(6,546,461)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(337,665)	$(1,020,099)
Net realized loss on investments and foreign currency transactions	(12,755,873)	(9,589,788)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	6,547,077	(15,296,076)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(6,546,461)	(25,905,963)

Share Transactions:
Proceeds from sale of shares	65,666,245	88,783,426
Proceeds from shares issued in connection with the tax-free acquisition of Federated Latin American Growth Fund	--	13,448,203
Cost of shares redeemed	(72,504,600)	(75,828,651)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(6,838,355)	26,402,978

Change in net assets	(13,384,816)	497,015

Net Assets:
Beginning of period	61,068,108	60,571,093

End of period (including undistributed net investment income of $163,339 at November 30, 2001)	$47,683,292	$61,068,108

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 9.04	$12.29	$ 8.40	$11.64	$11.10
Income From Investment Operations:
Net investment income (net operating loss)	(0.04)[1]	(0.14)[1]	(0.01)	0.03	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.04)	(3.11)	3.90	(3.27)	0.53 [2]

TOTAL FROM INVESTMENT OPERATIONS	(1.08)	(3.25)	3.89	(3.24)	0.54

Net Asset Value, End of Period	$ 7.96	$ 9.04	$12.29	$ 8.40	$11.64

Total Return[3]	(11.95)%	(26.44)%	46.31%	(28.02)%	4.86%

Ratios to Average Net Assets:

Expenses	2.55%	2.51%	2.61%	2.59%	2.14%

Expenses excluding interest expense	2.55%	2.51%	2.61%	2.59%	2.14%

Net investment income (net operating loss)	(0.44)%	(1.10)%	(0.15)%	0.30%	0.13%

Expense waiver/reimbursement[4]	0.27%	--	0.59%	0.25%	0.65%

Supplemental Data:

Net assets, end of period (000 omitted)	$38,356	$47,258	$46,076	$32,002	$48,525

Portfolio turnover	380%	448%	289%	163%	102%

1 Per share information is based on average shares outstanding.

2 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and purchases of fund shares in relation to fluctuating market values of the investments of the fund.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 8.73	$11.95	$ 8.23	$11.50	$11.04
Income From Investment Operations:
Net operating loss	(0.10)[1]	(0.23)[1]	(0.13)	(0.08)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.00)	(2.99)	3.85	(3.19)	0.50 [2]

TOTAL FROM INVESTMENT OPERATIONS	(1.10)	(3.22)	3.72	(3.27)	0.46

Net Asset Value, End of Period	$ 7.63	$ 8.73	$11.95	$ 8.23	$11.50

Total Return[3]	(12.60)%	(26.95)%	45.20%	(28.56)%	4.17%

Ratios to Average Net Assets:

Expenses	3.30%	3.26%	3.36%	3.34%	2.89%

Expenses excluding interest expense	3.30%	3.26%	3.36%	3.34%	2.89%

Net operating loss	(1.16)%	(1.80)%	(0.90)%	(0.45)%	(0.69)%

Expense waiver/reimbursement[4]	0.27%	--	0.59%	0.25%	0.65%

Supplemental Data:

Net assets, end of period (000 omitted)	$7,965	$11,890	$12,458	$10,884	$19,951

Portfolio turnover	380%	448%	289%	163%	102%

1 Per share information is based on average shares outstanding.

2 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and purchases of fund shares in relation to fluctuating market values of the investments of the fund.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 8.73	$11.97	$ 8.23	$11.50	$11.05
Income From Investment Operations:
Net operating loss	(0.10)[1]	(0.23)[1]	(0.15)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.99)	(3.01)	3.89	(3.18)	0.49 [2]

TOTAL FROM INVESTMENT OPERATIONS	(1.09)	(3.24)	3.74	(3.27)	0.45

Net Asset Value, End of Period	$ 7.64	$ 8.73	$11.97	$ 8.23	$11.50

Total Return[3]	(12.49)%	(27.07)%	45.44%	(28.62)%	4.07%

Ratios to Average Net Assets:

Expenses	3.30%	3.26%	3.36%	3.34%	2.89%

Expenses excluding interest expense	3.30%	3.26%	3.36%	3.34%	2.89%

Net operating loss	(1.19)%	(1.82)%	(0.90)%	(0.45)%	(0.65)%

Expense waiver/reimbursement[4]	0.27%	--	0.59%	0.25%	0.65%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,362	$1,920	$2,037	$1,872	$3,943

Portfolio turnover	380%	448%	289%	163%	102%

1 Per share information is based on average shares outstanding.

2 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and purchases of fund shares in relation to fluctuating market values of the investments of the fund.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated World Investment Series, Inc., (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Emerging Markets Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

On February 25, 2000, the Fund received a tax-free transfer of assets from Federated Latin American Growth Fund, as follows:

Shares of the Fund Issued	Federated Latin American Growth Fund Net Assets Received	Unrealized Appreciation	[1]
841,740	$13,448,203	$4,210,783

Net Assets of the Fund Prior to Combination	Net Assets of Federated Latin American Growth Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
$81,315,402	$13,448,203	$94,763,605

1 Unrealized appreciation is included in the Federated Latin American Growth Fund's Net Assets. Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign equity securities are valued according to the last sale price reported in the market in which they are primarily traded. If no sale on a recognized exchange is reported or if the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturity of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating loss and foreign currency.

The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(1,661,601)	$1,160,597	$501,004

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $37,471,332 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$ 1,565,048	[1]

2006	11,831,105

2008	11,396,270	[1]

2009	12,678,909

1 Capital loss carryforwards attributable to the acquisitions of the Blanchard Worldwide Emerging Markets Fund and Federated Latin American Growth Fund which can be used in future periods to offset income arising from net realized gains may be limited under applicable sections of the Code.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 2001, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts Receive/Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Bought:
12/3/2001	28,280,000 Thailand Baht	$641,416	$644,045	$ 2,629

12/4/2001	4,431,809 Philippine Peso	85,474	85,309	(165)

Contracts Sold:
12/3/2001	12,243,264 Thailand Baht	$ 277,625	$278,826	$(1,201)

12/5/2001	2,576,756 South African Rand	260,937	250,170	10,767

NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$ 12,030

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	200,000,000
Class B Shares	200,000,000
Class C Shares	150,000,000
TOTAL	550,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,522,647	$48,421,964	5,876,902	$81,366,658
Shares issued in connection with the tax-free acquisition of Federated Latin American Growth Fund	--	--	841,740	13,448,203
Shares redeemed	(5,931,965)	(52,117,254)	(5,237,476)	(68,949,017)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(409,318)	$(3,695,290)	1,481,166	$25,865,844

Year Ended November 30	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	77,645	$713,422	754,928	$5,835,026
Shares redeemed	(396,310)	(3,302,032)	(434,707)	(5,405,678)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(318,665)	$(2,588,610)	320,221	$429,348

Year Ended November 30	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,913,493	$16,530,859	160,231	$1,581,742
Shares redeemed	(1,955,040)	(17,085,314)	(110,654)	(1,473,956)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(41,547)	$(554,455)	49,577	$107,786

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(769,530)	$(6,838,355)	1,850,964	$26,402,978

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 2001.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$198,044,393

Sales	$204,330,907

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 28, 2000, the Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for the extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2001, there were no outstanding loans. During the year ended November 30, 2001, the maximum outstanding borrowings were $3,207,048. The Fund had an average outstanding daily balance of $1,563,613 with a high and low interest rate of 4.75% and 4.44%, respectively, representing only the days the LOC was utilized. Interest expense totaled $1,534 for the year ended November 30, 2001.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2001, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Emerging Markets Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Emerging Markets Fund of Federated World Investment Series, Inc., at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 10, 2002

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Emerging Markets Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U409
Cusip 31428U508
Cusip 31428U607

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01967-01 (1/02)

Federated Investors
World-Class Investment Manager

Federated International Growth Fund

A Portfolio of Federated World Investment Series, Inc.

5TH ANNUAL REPORT

November 30, 2001

Established 1997

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated
International Growth Fund

President's Message

Dear Shareholder:

Federated International Growth Fund was created in 1997, and I present its fifth Annual Report. As of November 30, 2001, the fund's net assets totaled $34.2 million and were invested in four international1 equity funds all managed by Federated Global Investment Management Corp.:

Federated Asia Pacific Growth Fund;

Federated Emerging Markets Fund;

Federated European Growth Fund; and

Federated International Small Company Fund.

The Federated International Growth Fund provides investors with diversified exposure to some of the world's highest growth equity markets, employing a "fund of funds" structure.

This report covers the 12-month reporting period from December 1, 2000 through November 30, 2001. It begins with an interview with the fund's portfolio manager, Stephen F. Auth, Senior Vice President of Federated Global Investment Management Corp. Following his discussion of international economic and market conditions and fund strategy, you will find two additional items of interest: a complete listing of the fund's investments and publication of the fund's financial statements.

While the past year has been difficult for equity investors, fund managers are cautiously optimistic about the long-term outlook for global equity markets. One primary reason is that the fiscal and monetary response globally to the September 11 terrorist attacks has been impressive. The liquidity infusions from central banks and governments around the world are substantial and likely to yield eventual improvements in the global economy and corporate earnings.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

Both the United States and other world markets experienced continued volatility during the reporting period, which is reflected in the fund's negative total returns. Individual share class total return performance for the 12-month reporting period follows:2

	Total Return	Income	Net Asset Value Change
Class A Shares	(24.64)%	$0.007	$9.68 to $7.29 = (24.69)%
Class B Shares	(25.21)%	$0.000	$9.56 to $7.15 = (25.21)%
Class C Shares	(25.23)%	$0.000	$9.59 to $7.17 = (25.23)%

Because short-term market volatility is to be expected, investors should not be distracted from pursuing long-term growth through a diversified portfolio of international securities. The key to long-term success is investing through the positive as well as the negative periods. I strongly recommend that you add to your account on a regular basis to take advantage of price fluctuations and dollar-cost averaging,3 and thus increase the number of shares you own for future income.

Thank you for your investment in Federated's "fund of funds" and for the confidence you have placed in our firm.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2002

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (28.76)%, (29.32)%, and (25.98)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Stephen F. Auth

Senior Vice President

Federated Global
Investment Management Corp.

Investment Review

What is your analysis of world markets during the fund's fiscal year ended November 30, 2001?

The year ended November 30, 2001 was a very difficult one for the world's equity markets. We had to contend with the first globally synchronized recession since the 1970s, the aftermath of the technology bubble's collapse, corporate earnings implosions almost everywhere, and finally the attacks on America of September 11 and their aftermath. The lone positive in the face of this has been the response of central banks around the world, led by the U.S. Federal Reserve Board, in slashing interest rates in an attempt to restart the global economy. Although this interest rate medicine seemed to take an eternity to begin working, there were hopeful signs by late in the year that the world's economy and equity markets were finally on the mend.

For the full year, the Morgan Stanley Capital International-Europe, Australasia and Far East Index ("MSCI-EAFE"),1 a measure of international equity markets, was down 19.17%. This represents one of the worst 12-month periods in the history of the index, ahead of only 1990's return of (23.5)%. The performance was again worse than the United States, where the Standard & Poor's 500 Index ("S&P 500")2 declined (12.2)% over the same 12 months. Most of the underperformance in MSCI-EAFE Index relative to the United States can be pinned on Japan, whose market was off 28.9%, as reform efforts stalled and the Japanese economy sank. Europe's performance was in line with the United States, down 16.5%. Perhaps surprisingly, the emerging markets actually did better than most, declining only 9.6% over the reporting period. This performance is attributable to several factors, including the fact that these markets were already very cheap coming into the downturn, these economies had already been through a catharsis in the late 1990s, and these markets are most responsive to central bank rate cuts and global liquidity conditions.

1 MSCI-EAFE is a standard, unmanaged foreign securities index representing major non-U.S. stock markets as monitored by Morgan Stanley Capital International. MSCI-EAFE returns are denominated in U.S. dollars. Investments cannot be made in an index.

2 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

How did Federated International Growth Fund perform during the 12-month reporting period?

As of November 30, 2001, the fund produced a 12-month total return of (24.64)% for Class A Shares based on net asset value. The total returns for Class B Shares and Class C Shares, based on net asset value were (25.21)% and (25.23)%, respectively. Fund performance fell shy of its peer group, Lipper International Funds Average, which had a return of (20.08)%.3 The fund also underperformed its benchmark, MSCI-EAFE Index, which returned (19.17)% for the reporting period.

What accounted for the fund's performance versus its peer group and the MSCI-EAFE Index?

The fund's underperformance against its benchmark and its peer group reflected two factors. First, the underlying funds in which the fund is invested underperformed their peer groups during the reporting period. This was primarily because those funds focused on growth companies, which underperformed the more cheaply priced "value" stocks. Second, the fund is structured to be overweight in some of the world's riskier stock markets, which included international small-cap stocks, Asian stocks, and various emerging markets stocks. With the exception of emerging markets, these riskier markets underperformed the world markets as economic conditions deteriorated.

Optimists would point to two positive elements regarding the fund's performance. First, our decision to increase significantly the weighting in the Federated Emerging Markets Fund and Federated Asia Pacific Growth Fund at the beginning of the year was a timely one, as these funds performed well relative to the Federated European Growth Fund and the Federated International Small Company Fund in 2001. Second, in the rally that began in late September, our patience in maintaining positions in the riskier markets even as conditions worsened finally began to pay dividends, as the fund's absolute and relative performance improved significantly. In the months of October and November 2001, for instance, the fund's total return was up 5.35%. This may augur well for performance results ahead, if a market recovery is upon us, although past results are no guarantee of future performance.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

How were the fund's assets diversified among the four Federated-managed international funds?

During the reporting period, the net assets were allocated as follows:

Name	Percentage of Net Assets on 11/30/2000	Percentage of Net Assets on 11/30/2001
Federated European Growth Fund	39.1%	31.0%
Federated Asia Pacific Growth Fund	15.5%	26.2%
Federated Emerging Markets Fund	16.2%	24.4%
Federated International Small Company Fund	25.8%	17.9%
Cash	3.4%	--

The performances of the underlying funds' Class A Shares for the 12-month reporting period based on net asset value were:

Federated European Growth Fund	(22.66)%
Federated Asia Pacific Growth Fund	(27.77)%

Federated Emerging Markets Fund	(11.95)%
Federated International Small Company Fund	(29.88)%

What were the fund's top holdings as of November 30, 2001?

The top two holdings for each of the individual funds were as follows:

Fund/Security	Country	Percentage of Net Assets of Each Fund
FEDERATED ASIA PACIFIC GROWTH FUND
Sega Corp.	Japan	3.5%
Bridgestone Corp.	Japan	3.2%
FEDERATED EMERGING MARKETS FUND
Samsung Electronics Co.	Korea, Republic of	4.3%
Taiwan Semiconductor Manufacturing Co.	Taiwan	3.1%
FEDERATED EUROPEAN GROWTH FUND
Riunione Adriatica di Sicurta SpA	Italy	4.0%
Vodafone Group PLC	United Kingdom	3.4%
FEDERATED INTERNATIONAL SMALL COMPANY FUND
Clarica Life Insurance Co.	Canada	1.0%
Sega Corp.	Japan	1.0%

What is your outlook for international equities as we look to 2002?

While the past year has been difficult for equity investors, we are cautiously optimistic about the long-term outlook for international equity markets. The source of our optimism is grounded on several levels.

First, the fiscal and monetary response globally to the September 11 terrorist attacks has been impressive. The liquidity infusions from central banks and governments around the world are substantial and likely to yield eventual improvements in the global economy and corporate earnings.

Second, international currencies, especially the euro, are oversold and undervalued. While the U.S. dollar may very well rise to the moon, we think the fundamentals are increasingly stretched for the dollar, and 2002 could well be the year the euro appreciates back to fair value. This could enhance returns for international investors.

Third, valuations are cheap by historical standards. For example, as of November 30, 2001, the median stock in the Federated Emerging Markets Fund is trading on a price-to-earnings (P/E) ratio of 11.6 times, while the median stock in the Federated International Small Company Fund is trading at an average P/E ratio of 16.3 times. We have not seen price-to-earnings ratios this low in a long time.

Fourth, time is on our side. The current bear market is now approaching the record as one of the longest in history. While the international markets will close 2001 in negative territory for the second year in a row, never in the history of the MSCI-EAFE Index have those markets been down three years in a row. Of course, there is no guarantee the fund will produce positive results.

Finally, sentiment on international investing has rarely been more negative. In the past, these kinds of conditions have been the raw material of which new bull markets are made. The Federated International Growth Fund, with its exposure to some of the world's riskiest and highest growth equity markets, may potentially benefit from the market recovery, if and when it arrives.

Federated International Growth Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Growth Fund (Class A Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International-Europe, Australasia and Far East Index (MSCI-EAFE).2

Average Annual Total Return[3] for the Period Ended 11/30/2001
1 Year	(28.76)%
Start of Performance (7/1/1997)	(6.92)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated International Growth Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Growth Fund (Class B Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International-Europe, Australasia and Far East Index (MSCI-EAFE).2

Average Annual Total Return[3] for the Period Ended 11/30/2001
1 Year	(29.32)%
Start of Performance (7/1/1997)	(6.85)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 2.00% on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated International Growth Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Growth Fund (Class C Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International-Europe, Australasia and Far East Index (MSCI-EAFE).2

Average Annual Total Return[3] for the Period Ended 11/30/2001
1 Year	(25.98)%
Start of Performance (7/1/1997)	(6.36)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has not been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charge.

Portfolio of Investments

November 30, 2001

Shares		Value in U.S. Dollars
	MUTUAL FUNDS SHARES--99.5%
1,387,083	Federated Asia Pacific Growth Fund, Class A	$8,946,687
1,047,359	Federated Emerging Markets Fund, Class A	8,336,975
954,134	Federated European Growth Fund, Class A	10,600,424
349,531	Federated International Small Company Fund, Class A	6,127,276

	TOTAL INVESTMENTS (IDENTIFIED COST $43,485,305)[1]	$34,011,362

1 The cost of investments for federal tax purposes amounts to $44,138,376. The net unrealized depreciation of investments on a federal tax basis amounts to $10,127,014 which is comprised of $56,629 appreciation and $10,183,643 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($34,187,253) at November 30, 2001.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified cost $43,485,305)		$34,011,362
Receivable for investments sold		300,000
Receivable for shares sold		10,473
Income receivable		7
Deferred organizational costs		5,680

TOTAL ASSETS		34,327,522

Liabilities:
Payable for shares redeemed	$95,269
Payable to bank	4,397
Accrued expenses	40,603

TOTAL LIABILITIES		140,269

Net assets for 4,717,229 shares outstanding		$34,187,253

Net Assets Consist of:
Paid in capital		$53,310,441
Net unrealized depreciation of investments		(9,473,943)
Accumulated net realized loss on investments		(9,649,245)

TOTAL NET ASSETS		$34,187,253

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($22,654,243 ÷ 3,105,859 shares outstanding)		$7.29

Offering price per share (100/94.50 of $7.29)[1]		$7.71

Redemption proceeds per share		$7.29

Class B Shares:
Net asset value per share ($8,950,453 ÷ 1,251,310 shares outstanding)		$7.15

Offering price per share		$7.15

Redemption proceeds per share (94.50/100 of $7.15)[1]		$6.76

Class C Shares:
Net asset value per share ($2,582,557 ÷ 360,060 shares outstanding)		$7.17

Offering price per share		$7.17

Redemption proceeds per share (99.00/100 of $7.17)[1]		$7.10

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Interest			$42,757

Expenses:
Administrative personnel and services fee		$185,000
Custodian fees		9,224
Transfer and dividend disbursing agent fees and expenses		136,252
Directors'/Trustees' fees		1,976
Auditing fees		23,061
Legal fees		4,185
Portfolio accounting fees		78,260
Distribution services fee--Class B Shares		89,890
Distribution services fee--Class C Shares		28,013
Shareholder services fee--Class A Shares		80,437
Shareholder services fee--Class B Shares		29,964
Shareholder services fee--Class C Shares		9,337
Share registration costs		41,859
Printing and postage		38,283
Insurance premiums		1,237
Taxes		1,257
Miscellaneous		11,540

TOTAL EXPENSES		769,775

Waivers and Reimbursements:
Waiver of shareholder services fee--Class A Shares	$(80,437)
Waiver of shareholder services fee--Class B Shares	(29,964)
Waiver of shareholder services fee--Class C Shares	(9,337)
Reimbursement of investment adviser fee	(72)
Reimbursement of other operating expenses	(170,395)

TOTAL WAIVERS AND REIMBURSEMENTS		(290,205)

Net expenses			479,570

Net operating loss			(436,813)

Realized and Unrealized Loss on Investments:
Net realized loss on investment investments			(7,396,745)
Realized capital gain distribution from other investment companies			1,598,218
Net change in unrealized depreciation of investments			(7,286,302)
Net realized and unrealized loss on investment transactions			(13,084,829)

Change in net assets resulting from operations			$(13,521,642)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income (operating loss)	$(436,813)	$2,489,118
Net realized gain (loss) on investment transactions	(7,396,745)	717,242
Realized capital gain distribution from other investment companies	1,598,218	--
Net change in unrealized appreciation/depreciation of investment	(7,286,302)	(18,233,156)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(13,521,642)	(15,026,796)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(27,818)	(1,841,394)
Class B Shares	--	(520,014)
Class C Shares	--	(103,846)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(27,818)	(2,465,254)

Share Transactions:
Proceeds from sale of shares	68,330,456	98,773,780
Net asset value of shares issued to shareholders in payment of distributions declared	17,789	1,633,208
Cost of shares redeemed	(79,757,286)	(77,755,382)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(11,409,041)	22,651,606

Change in net assets	(24,958,501)	5,159,556

Net Assets:
Beginning of period	59,145,754	53,986,198

End of period (including undistributed net investment income of $27,660, at November 30, 2000)	$34,187,253	$59,145,754

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 9.68	$12.35	$ 8.38	$ 8.73	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.06)[2]	0.58	0.07	0.04 [2]	(0.01)
Net realized and unrealized gain (loss) on investments	(2.32)	(2.69)	3.96	(0.33)	(1.26)

TOTAL FROM INVESTMENT OPERATIONS	(2.38)	(2.11)	4.03	(0.29)	(1.27)

Less Distributions:
Distributions from net investment income	(0.01)	(0.56)	(0.06)	(0.06)	--

Net Asset Value, End of Period	$ 7.29	$ 9.68	$12.35	$ 8.38	$ 8.73

Total Return[3]	(24.64)%	(18.33)%	48.44%	(3.37)%	(12.70)%

Ratios to Average Net Assets:

Expenses	0.75%	0.15%	0.07%	0.08%	0.07%[4]

Net investment income (net operating loss)	(0.67)%	3.99%	0.65%	0.51%	(0.01)%[4]

Expense waiver/reimbursement[5]	0.61%	0.85%	1.49%	1.92%	4.32%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$22,654	$40,432	$39,386	$19,440	$10,562

Portfolio turnover	32%	11%	12%	31%	3%

1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 9.56	$12.24	$ 8.31	$ 8.71	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.12)[2]	0.47	(0.00)[3]	(0.02)[2]	(0.01)
Net realized and unrealized gain (loss) on investments	(2.29)	(2.66)	3.93	(0.34)	(1.28)

TOTAL FROM INVESTMENT OPERATIONS	(2.41)	(2.19)	3.93	(0.36)	(1.29)

Less Distributions:
Distributions from net investment income	--	(0.49)	(0.00)[3]	(0.04)	--

Net Asset Value, End of Period	$ 7.15	$ 9.56	$12.24	$ 8.31	$ 8.71

Total Return[4]	(25.21)%	(19.00)%	47.33%	(4.14)%	(12.90)%

Ratios to Average Net Assets:

Expenses	1.50%	0.90%	0.82%	0.83%	0.82%[5]

Net investment income (net operating loss)	(1.42)%	2.84%	(0.10)%	(0.24)%	(0.77)%[5]

Expense waiver/reimbursement[6]	0.61%	0.85%	1.49%	1.92%	2.78%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$8,950	$14,480	$12,317	$8,212	$5,036

Portfolio turnover	32%	11%	12%	31%	3%

1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 9.59	$12.28	$ 8.33	$ 8.72	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.12)[2]	0.47	(0.00)[3]	(0.02)[2]	(0.01)
Net realized and unrealized gain (loss) on investments	(2.30)	(2.65)	3.95	(0.33)	(1.27)

TOTAL FROM INVESTMENT OPERATIONS	(2.42)	(2.18)	3.95	(0.35)	(1.28)

Less Distributions:
Distributions from net investment income	--	(0.51)	(0.00)[3]	(0.04)	--

Net Asset Value, End of Period	$ 7.17	$ 9.59	$12.28	$ 8.33	$ 8.72

Total Return[4]	(25.23)%	(18.95)%	47.45%	(3.99)%	(12.80)%

Ratios to Average Net Assets:

Expenses	1.50%	0.90%	0.82%	0.83%	0.82%[5]

Net investment income (net operating loss)	(1.42)%	1.87%	(0.10)%	(0.24)%	(0.77)%[5]

Expense waiver/reimbursement[6]	0.61%	0.85%	1.49%	1.92%	2.69%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$2,583	$4,234	$2,284	$1,154	$680

Portfolio turnover	32%	11%	12%	31%	3%

1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital. The Fund pursues its investment objective by investing in shares of other open-end management investment companies for which affiliates of Federated Investors, Inc. serve as investment adviser, transfer and dividend disbursing agent, portfolio accountant, and principal underwriter (the "Federated Funds," herein referred to as the "underlying funds") that invest primarily in foreign equity securities. The underlying funds in which the Fund will invest include, but are not limited to, Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, Federated European Growth Fund and Federated International Small Company Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may by valued at amortized cost, which approximates fair market value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investments Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating loss. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income
$(436,971)	$436,971

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $8,996,174 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2006	$3,723,538

2009	5,272,636

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,477,718	$46,826,571	4,941,879	$62,675,260
Shares issued to shareholders in payment of distributions declared	1,799	17,789	78,861	1,055,154
Shares redeemed	(6,549,030)	(55,592,276)	(4,035,017)	(51,336,551)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,069,513)	$(8,747,916)	985,723	$12,393,863

Year Ended November 30	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	442,062	$3,839,379	744,973	$9,724,988
Shares issued to shareholders in payment of distributions declared	--	--	37,244	496,087
Shares redeemed	(704,868)	(5,875,738)	(274,453)	(3,339,852)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(262,806)	$(2,036,359)	507,764	$6,881,223

Year Ended November 30	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,011,301	$17,664,506	2,192,920	$26,373,532
Shares issued to shareholders in payment of distributions declared	--	--	6,140	81,967
Shares redeemed	(2,092,908)	(18,289,272)	(1,943,360)	(23,078,979)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(81,607)	$(624,766)	255,700	$3,376,520

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,413,926)	$(11,409,041)	1,749,187	$22,651,606

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The investment adviser fee is contingent upon the grant of certain exemptive relief from the Securities and Exchange Commission. If the Fund were paying or accruing the investment adviser fee, the Fund would be able to pay up to 1.25% of its average daily net assets which are invested in individual stocks, bonds or money market investments, and not on those assets invested in shares of the underlying funds. If an asset allocation fee were to be charged to the Fund, it could range up to an annual fee of 0.20% of the average daily net assets invested in the underlying funds. The Fund did not pay or accrue the asset allocation fee during the year ended November 30, 2001.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not pay or accrue the distribution services fee during the year ended November 30, 2001, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $42,732 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 2001, the Fund expensed $9,220 of organizational expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$ 15,233,218

Sales	$23,619,863

LINE OF CREDIT AGREEMENT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not utilize the LOC during the year ended November 30, 2001.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2001, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC.
AND SHAREHOLDERS OF FEDERATED INTERNATIONAL GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Growth Fund (the "Fund") (one of the portfolios constituting the Federated World Investment Series, Inc.) as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Growth Fund of Federated World Investment Series, Inc. at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 10, 2002

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U813
Cusip 31428U797
Cusip 31428U789

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G02270-01 (1/02)

Federated Investors
World-Class Investment Manager

Federated Global Financial Services Fund

A Portfolio of Federated World Investment Series, Inc.

4TH ANNUAL REPORT

November 30, 2001

Established 1998

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Global Financial Services Fund

President's Message

Dear Fellow Shareholder:

Federated Global Financial Services Fund was created in 1998, and I am pleased to present its fourth Annual Report. This fund offers investors the opportunity for capital appreciation and dividend growth by investing in many large, successful financial services companies.

As of November 30, 2001, the fund's net assets of $58.6 million were invested in over 60 issues, of which 78.6% was invested in domestic securities and 19.8% was invested in securities outside the United States.1 As such, it may be ideal for investors seeking some international exposure but not willing to take the risks associated with investing exclusively outside the United States. The fund's top holdings include many well-known U.S. corporations such as Mellon Financial Corp.,MetLife, Inc., and John Hancock Financial Services, Inc. The fund invests in the stocks of banks, insurance companies, brokerage firms, and asset management companies.

This report covers the 12-month reporting period from December 1, 2000 through November 30, 2001. It begins with an interview with the fund's co-portfolio managers, David Bruns, Assistant Vice President, and Marc Halperin, Vice President of Federated Global Investment Management Corp. Following their discussion, which covers the fund's objective and strategy along with market conditions, are three additional items of shareholder interest. First is a series of graphs showing the fund's investment performance, second is a complete listing of the fund's investments, and third is publication of the fund's financial statements.

Federated Global Financial Services Fund offers investors a unique, timely opportunity to invest in a sector that is evolving and poised for rapid growth. The fund's management team focuses on fundamental, bottom-up research and prefers companies with strong business franchises, sound asset quality, and reputable management.

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

The fund's performance was relatively strong during this reporting period, as financial stocks significantly outperformed the broader markets. Of course, when it comes to performance--especially in the international arena--it is important to remember that what matters most is years rather than months. There will be periods of short-term fluctuation and negative as well as positive returns. The performance by share class follows:2

	Total Return	Income	Capital Gains	Net Asset Value Increase
Class A Shares	3.96%	$0.093	$0.043	$14.58 to $15.03 = 3.09%
Class B Shares	3.23%	$0.025	$0.043	$14.33 to $14.73 = 2.79%
Class C Shares	3.25%	$0.029	$0.043	$14.36 to $14.76 = 2.79%

Please take this opportunity to read the fund's investment review. We will continue to keep you up-to-date on the details of your investment on a regular basis. You may add to your investment account at any time and thus increase the number of shares you own for future income. I recommend that you take advantage of price fluctuations and employ the dollar-cost averaging method of investing.3

Thank you for your investment in Federated Global Financial Services Fund and for the confidence you have placed in our firm.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
January 15, 2002

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C shares were (1.77)%, (2.27)%, and 2.25%, respectively.

3 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Marc Halperin

Vice President

Federated Global Investment Management Corp.

David Bruns

Assistant Vice President

Federated Global Investment Management Corp.

Investment Review

What is your review of the global financial services stocks over the past 12 months?

Financial stocks significantly outperformed the broader markets during the fund's fiscal year ended November 30, 2001. North American financial stocks, comprised of United States and Canada holdings, significantly outperformed during the reporting period and delivered a return of (3.72)% versus a return of (13.09)% for the broader market. In Western Europe, financial stocks delivered a return of (14.09)% compared to a return of (16.36)% for the broader market. The strength of the financial stocks in North America and Europe more than offset the weakness in financials in the Pacific Rim region, which includes Australia, Hong Kong, Japan, New Zealand, and Singapore. Most of the weakness in Pacific Rim financial stocks was caused by Japan, as fears of a continued economic recession, deflation, and increasing problem loans at the banks weighed heavily on the Japanese financial arena. In our analysis above, we used the Morgan Stanley Capital International World Financials Index ("MSCI-WFSI") as a proxy for financial stocks and the MSCI All Country World Finance Index as a proxy for the broader markets.

Financial stocks were strong in the first part of the fund's fiscal year, essentially during the months of December and January. Financials then sold off in February and March 2001, as it appeared that a rapid economic recovery in the United States was becoming less likely and fears of a prolonged global economic downturn began to take hold. Beginning in April and continuing through August 2001, financial stocks recovered, with investors feeling that the worst news had already been discounted in stock prices, and that the U.S. economy would likely show signs of improvement during the first half of 2002 leading to a global economic recovery. The tragedies of September 11 in the United States caused a massive sell-off in the global markets--with financial stocks, in general, and the insurance and reinsurance stocks, in particular, taking a tremendous beating. Fears of a prolonged U.S. recession spread through the markets. Since the bottoming of the markets in late September, financial stocks have been performing quite well, with the average financial stock up between 15%-20% off its lows. The anticipated recovery of the U.S. economy in the second half of 2002 drove stocks higher, as the market typically looks forward six to nine months.

The anticipated economic recovery will be due in large part to a concerted effort by the central banks of the world to cut interest rates, thereby stimulating the global economies. The Federal Reserve Board (the "Fed") has responded to the downturn by lowering interest rates ten times during the fund's reporting period. The Federal Funds Target Rate has fallen from 6.5% at the beginning of 2001 to 2% by November 30, 2001--the lowest rate in nearly 40 years. The Bank of England and the European Central Bank have also lowered rates numerous times, especially following the September 11 terrorist attacks.

How did the fund perform for the reporting period?

The fund's total returns, based on net asset value, for Class A, Class B and Class C shares were 3.96%, 3.23%, and 3.25%, respectively.1 The fund's benchmark, the Morgan Stanley Capital International World Financials Index ("MSCI-WFSI"), produced a total return of (11.61)%.2

How are the fund's holdings selected?

The fund will continue to maintain a diversified portfolio of financial services stocks. The fund invests in banks, insurance, securities/brokerage, consumer finance and asset management companies around the world. Stock selection is focused on fundamental, bottom-up research. We prefer companies with strong business franchises, sound asset quality and reputable managements. The bias in the portfolio is for stocks with a market capitalization of $1 billion and above, although we may hold smaller companies that meet our investment criteria.

1 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C shares were (1.77)%, (2.27)%, and 2.25%, respectively.

2 The MSCI-WFSI is an unmanaged index reflecting roughly 60% of the total market capitalization within the banking, financial services, insurance and real estate industries in each of 23 developed market countries. Investments cannot be made in an index.

What were the fund's top ten holdings as of November 30, 2001?

The top holdings were as follows:

Name	Country	Percentage of Net Assets
Marsh & McLennan Cos., Inc.	United States	3.1%
Mellon Financial Corp.	United States	3.0%
Stilwell Financial, Inc.	United States	2.9%
Affiliated Managers Group	United States	2.7%
Commercial Federal Corp.	United States	2.6%
Countrywide Credit Industries, Inc.	United States	2.6%
Fannie Mae	United States	2.6%
American Express Co.	United States	2.6%
Washington Mutual, Inc.	United States	2.4%
John Hancock Financial Services, Inc.	United States	2.3%
TOTAL	United States	26.8%

What are some recent additions to the fund's portfolio with interesting stories?

Two recent additions to the portfolio are Charles Schwab and Goldman Sachs. Both companies, which have a substantial portion of revenues driven from market-sensitive activities, represent plays on a continued recovery in the capital markets in 2002. Brokerage and investment banking stocks generally outperformed the market following the end of interest rate easing, as the stock market rebounds in anticipation of an economic recovery. Schwab is one of the nation's largest retail brokerage firms, providing services to customers through the Internet, 434 branch offices, 5 regional telephone centers, e-mail, and wireless technologies. Schwab currently serves 7.8 million active accounts with $768 billion in client assets. Goldman Sachs is a U.S.-based global bulge-bracket investment house specializing in corporate finance, mergers and acquisitions, trading, principal investments, and asset management.

What is your outlook for global financial services stocks and your current strategy?

It is important for investors to realize that while financial stocks typically outperform in a falling interest rate environment, as evidenced by 2001's outperformance, financial stocks continue to do well once rates have bottomed. As a global economic recovery appears more and more likely sometime in the second half of 2002, led by a recovering U.S. economy, the stock markets around the world have begun to rally. In this environment, financial institutions receive a double benefit. First, as the economy improves, financial institutions experience a decrease in non-performing loans and a reduction in credit costs. Secondly, as the stock markets around the world rally, financial companies earn greater fee income from their asset management and securities trading operations.

Even though the National Bureau of Economic Research announced on November 26, 2001, that the U.S. economy was in a recession that began in March, we will continue to overweight the U.S. market. We believe the United States has some of the best values in global financials.

There are several important points to mention about the U.S. economy. First, as recessions since World War II have lasted between six to eighteen months, this current recession has already lasted nine months, and it will probably soon be over. Second, the Fed has aggressively cut rates this year, and the positive effects of these cuts will begin to show up in the U.S. economy next year. Third, Congress will likely pass an economic stimulus package of between $70-100 billion before the December recess, providing further stimulus to the U.S. economy in 2002. With the largest economy in the world set for an economic rebound in 2002 and the valuations of U.S. financial stocks still at attractive levels, we feel the United States is the best place to be invested in 2002.

We continue to underweight Western Europe, as the valuations of the European financials remain less attractive relative to their U.S. peers. While financial companies in Europe are generally well-run organizations with attractive future prospects, and do not suffer from the lack of financial transparency more common to their Asian brethren, we continue to wait for more attractive valuation levels to add to our European positions.

We will maintain our current underweighted position in Japanese financials due to the lack of financial transparency, deteriorating asset quality, skyrocketing credit costs, and a lack of government intervention necessary to clean up Japan's banking crisis. We will also continue to overweight Asia, in particular Hong Kong, since its dollar is pegged to the U.S. dollar and the Special Economic Zone represents a leveraged play on falling interest rates in the United States.

In 2002, we should see further consolidation in the financial services sector across the globe. Smaller banks will likely encounter increased competition from larger institutions, leading to slimmer margins and lower fees, precipitating a need to merge. Also, with the decline in valuations in the asset management, brokerage, and life insurance areas due to the weakness in the equity markets, consolidation in these industries is also likely. This continued consolidation within the sector should provide an additional catalyst to keep interest in the financial services sector strong.

Two Ways You May Seek to Invest for Success

INITIAL INVESTMENT

If you had made an initial investment of $4,000 in the Class A Shares of Federated Global Financial Services Fund on September 30, 1998, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $5,884 on 11/31/01. You would have earned a 12.95%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 11/30/01, the Class A Shares' average annual 1-year and since inception (9/30/98) total returns were (1.77)% and 12.95%, respectively. Class B Shares' average annual 1-year and since inception (9/30/98) total returns were (2.27)% and 13.39%, respectively. Class C Shares' average annual 1-year and since inception (9/30/98) total returns were 2.25% and 14.18%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total return stated takes into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for three years (reinvesting all dividends and capital gains) grew to $4,555.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Global Financial Services Fund on September 30, 1998, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $4,000 but your account would have reached a total value of $4,5551 by 11/30/01. You would have earned an average annual total return of 7.49%.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile

Eric and Donna Brown are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

Eric and Donna are planning for the college education of their children. On September 30, 1998, they invested $5,000 in the Class A Shares of Federated Global Financial Services Fund. Since then, Eric and Donna have made additional investments of $250 every month.

As this chart shows, over three years, the original $5,000 investment along with their additional monthly $250 investments totaling $9,750 has grown to $17,840. This represents a 9.00% average annual total return. For the Brown's, a dedicated program of monthly investments really paid off.

Federated Global Financial Services Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Financial Services Fund (Class A Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International-All Country World Finance Index (MSCI-WFI)2,3 and the Morgan Stanley Capital International World Financials Index (MSCI-WFSI).2,3,4

Average Annual Total Returns[5] For the Period Ended 11/30/2001
1 Year	(1.77)%
Start of Performance (9/30/1998)	12.95%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI and MSCI-WFSI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The MSCI-WFI and the MSCI-WFSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund has elected to change the benchmark index from MSCI-WFI to the MSCI-WFSI. The MSCI-WFSI is more representative of the securities typically held by the Fund. The ending value for MSCI-WFI reflects performance thru 7/13/01, the date on which the MSCI-WFI ceased operations.

4 For this illustration, the MSCI-WFSI began its performance on 12/31/98. The index has been assigned a beginning value of $11,650, the value of the Fund on 12/31/98.

5 Total returns quoted reflect all applicable sales charges.

Federated Global Financial Services Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Financial Services Fund (Class B Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International-All Country World Finance Index (MSCI-WFI)2,3 and the Morgan Stanley Capital International World Financials Index (MSCI-WFSI).2,3,4

Average Annual Total Returns[5] For the Period Ended 11/30/2001
1 Year	(2.27)%
Start of Performance (9/30/1998)	13.39%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 3.00% on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI and the MSCI-WFSI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The MSCI-WFI and the MSCI-WFSI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund has elected to change the benchmark index from MSCI-WFI to the MSCI-WFSI. The MSCI-WFSI is more representative of the securities typically held by the Fund. The ending value for MSCI-WFI reflects performance thru 7/13/01, the date on which the MSCI-WFI ceased operations.

4 For this illustration, the MSCI-WFSI began its performance on 12/31/98. The index has been assigned a beginning value of $12,307, the value of the Fund on 12/31/98.

5 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Global Financial Services Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Financial Services Fund (Class C Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International-All Country World Finance Index (MSCI-WFI)2,3 and the Morgan Stanley Capital International World Financials Index (MSCI-WFSI).2,3,4

Average Annual Total Returns[5] For the Period Ended 11/30/2001
1 Year	2.25%
Start of Performance (9/30/1998)	14.18%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI and the MSCI-WFSI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The MSCI-WFI and the MSCI-WFSI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund has elected to change the benchmark index from MSCI-WFI to the MSCI-WFSI. The MSCI-WFSI is more representative of the securities typically held by the Fund. The ending value for MSCI-WFI reflects performance thru 7/13/01, the date on which the MSCI-WFI ceased operations.

4 For this illustration, the MSCI-WFSI began its performance on 12/31/98. The index has been assigned a beginning value of $12,307, the value of the Fund on 12/31/98.

5 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2001

Shares			Value in U.S. Dollars
		COMMON STOCKS--98.4%
		Banking--6.3%
57,965		HSBC Holdings PLC	$702,372
59,086		Standard Chartered PLC	677,909
14,780		UBS AG	736,298
34,760		Wachovia Corp.	1,075,822
162,000		Wing Hang Bank Ltd.	498,535

		TOTAL	3,690,936

		Banks (Major Regional)--10.0%
23,240		Bank One Corp.	870,106
9,010		Comerica, Inc.	462,754
32,256		Fleet Boston Financial Corp.	1,185,408
46,131		Mellon Financial Corp.	1,724,838
13,640		PNC Financial Services Group	790,438
18,900		Wells Fargo Co.	808,920

		TOTAL	5,842,464

		Consumer Discretionary--3.3%
29,150		Centex Corp.	1,317,288
22,746		D. R. Horton, Inc.	637,343

		TOTAL	1,954,631

		Financial (Diversified)--17.7%
45,520		American Express Co.	1,498,063
24,734		Citigroup, Inc.	1,184,759
35,900		Countrywide Credit Industries, Inc.	1,525,032
19,140		Fannie Mae	1,504,404
14,550		Freddie Mac	962,773
13,000		Household International, Inc.	766,870
24,812		J.P. Morgan Chase & Co.	935,909
13,800		Jefferson-Pilot Corp.	614,100
11,700		PMI Group, Inc.	738,855
22,168		Van der Moolen Holding N.V.	625,530

		TOTAL	10,356,295

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Industrials--0.4%
12,000		Masco Corp.	$251,160

		Insurance--14.0%
20,000		Ace, Ltd.	762,000
2,308		Allianz AG	545,801
32,400		Canada Life Financial Corp.	903,208
34,500		John Hancock Financial Services, Inc.	1,357,230
17,210		Marsh & McLennan Cos., Inc.	1,840,954
38,500	[1]	Phoenix Companies, Inc.	610,610
21,400		Radian Group, Inc.	819,620
57,814		Sun Life Financial Services of Canada	1,329,144

		TOTAL	8,168,567

		Insurance (Multi-Line)--6.1%
11,655		American International Group, Inc.	960,372
22,050		Hartford Financial Services Group, Inc.	1,305,360
47,900		MetLife, Inc.	1,313,897

		TOTAL	3,579,629

		Investment Banking/Brokerage--22.1%
22,985	[1]	Affiliated Managers Group	1,559,532
18,383		Bear Stearns Cos., Inc.	1,057,022
17,900		Edwards (A.G.), Inc.	762,540
25,550		Franklin Resources, Inc.	913,412
12,550		Goldman Sachs Group, Inc.	1,115,695
262,000		Hong Kong Exchanges & Clearing Ltd.	376,261
33,300	[1]	Labranche & Co., Inc.	1,040,625
13,500		Legg Mason, Inc.	637,875
13,420		Lehman Brothers Holdings, Inc.	887,733
21,700		Merrill Lynch & Co., Inc.	1,086,953
23,945		Morgan Stanley, Dean Witter & Co.	1,328,947
27,850		Raymond James Financial, Inc.	899,555
90,350		Schwab (Charles) Corp.	1,297,426

		TOTAL	12,963,576

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Investment Management--9.5%
41,050		Amvescap PLC, ADR	$1,157,610
64,800		Investors Group, Inc.	975,382
71,220		Stilwell Financial, Inc.	1,689,338
25,500		T. Rowe Price Associates, Inc.	808,350
34,500		Waddell & Reed Financial, Inc., Class A	931,845

		TOTAL	5,562,525

		Multi-Industry--0.4%
43,000		Swire Pacific Ltd., Class A	207,313

		Real Estate--3.6%
49,000		Cheung Kong	474,365
129,000		Hong Kong Land Holding Ltd.	223,170
22,300		Hutchison Whampoa Ltd.	205,162
108,086		Sun Hung Kai Properties Ltd.	793,440
196,171		Wharf Holdings Ltd.	420,069

		TOTAL	2,116,206

		Savings & Loan Company--5.0%
60,500		Commercial Federal Corp.	1,539,120
44,617		Washington Mutual, Inc.	1,395,620

		TOTAL	2,934,740

		TOTAL COMMON STOCKS (IDENTIFIED COST $53,993,518)	57,628,042

		MUTUAL FUND--1.6%
928,196		Prime Value Obligations Fund, Class IS (at net asset value)	928,196

		TOTAL INVESTMENTS (IDENTIFIED COST $54,921,714)[2]	$58,556,238

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $54,957,871. The net unrealized appreciation of investments on a federal tax basis amounts to $3,598,367 which is comprised of $6,927,972 appreciation and $3,329,605 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($58,555,669) at November 30, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified cost $54,921,714)		$58,556,238
Income receivable		76,488
Receivable for shares sold		90,586

TOTAL ASSETS		58,723,312

Liabilities:
Payable for shares redeemed	$115,160
Income distribution payable	45
Accrued expenses	52,438

TOTAL LIABILITIES		167,643

Net assets for 3,940,160 shares outstanding		$58,555,669

Net Assets Consist of:
Paid in capital		$52,961,152
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		3,634,506
Accumulated net realized gain on investments and foreign currency transactions		1,996,168
Distribution in excess of net investment income		(36,157)

TOTAL NET ASSETS		$58,555,669

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($25,256,704 ÷ 1,680,046 shares outstanding)		$15.03

Offering price per share (100/94.50 of $15.03)[1]		$15.90

Redemption proceeds per share		$15.03

Class B Shares:
Net asset value per share ($28,946,669 ÷ 1,965,175 shares outstanding)		$14.73

Offering price per share		$14.73

Redemption proceeds per share (94.50/100 of $14.73)[1]		$13.92

Class C Shares:
Net asset value per share ($4,352,296 ÷ 294,939 shares outstanding)		$14.76

Offering price per share		$14.76

Redemption proceeds per share (99.00/100 of $14.76)[1]		$14.61

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $20,342)			$905,074
Interest			130,893

TOTAL INCOME			1,035,967

Expenses:
Investment adviser fee		$617,717
Administrative personnel and services fee		185,000
Custodian fees		15,088
Transfer and dividend disbursing agent fees and expenses		100,997
Directors'/Trustees' fees		1,503
Auditing fees		25,941
Legal fees		3,730
Portfolio accounting fees		79,716
Distribution services fee--Class B Shares		234,413
Distribution services fee--Class C Shares		34,963
Shareholder services fee--Class A Shares		64,637
Shareholder services fee--Class B Shares		78,138
Shareholder services fee--Class C Shares		11,654
Share registration costs		37,390
Printing and postage		40,047
Insurance premiums		1,223
Miscellaneous		1,025

TOTAL EXPENSES		1,533,182

Waiver and Reimbursement:
Waiver of investment adviser fee	$(79,142)
Reimbursement of investment adviser fee	(236)

TOTAL WAIVER AND REIMBURSEMENT		(79,378)

Net expenses			1,453,804

Net operating loss			(417,837)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			2,530,669
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(1,898,384)

Net realized and unrealized gain on investments and foreign currency transactions			632,285

Change in net assets resulting from operations			$214,448

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2001	2000

Increase (Decrease) in Net Assets
Operations:
Net investment income (net operating loss)	$(417,837)	$93,466
Net realized gain on investments and foreign currency transactions	2,530,669	134,756
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(1,898,384)	3,891,493

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	214,448	4,119,715

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(138,713)	(17,845)
Class B Shares	(44,503)	(26,840)
Class C Shares	(7,420)	(2,746)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(67,396)	(113,602)
Class B Shares	(82,420)	(170,865)
Class C Shares	(12,086)	(17,484)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(352,538)	(349,382)

Share Transactions:
Proceeds from sale of shares	31,844,520	38,410,957
Net asset value of shares issued to shareholders in payment of distributions declared	334,410	319,639
Cost of shares redeemed	(21,155,034)	(11,731,807)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	11,023,896	26,998,789

Change in net assets	10,885,806	30,769,122

Net Assets:
Beginning of period	47,669,863	16,900,741

End of period (including undistributed net investment income of $43,787 at November 30, 2000)	$58,555,669	$47,669,863

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$14.58	$13.21	$11.99	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.04)[2]	0.10 [2]	0.09 [2]	0.01 [2]
Net realized and unrealized gain on investments and foreign currency transactions	0.62	1.53	1.21	1.98

TOTAL FROM INVESTMENT OPERATIONS	0.58	1.63	1.30	1.99

Less Distributions:
Distributions from net investment income	(0.09)	(0.02)	--	--
Distributions from net realized gain on investments and foreign currency transactions	(0.04)	(0.24)	(0.08)	--

TOTAL FROM DISTRIBUTIONS	(0.13)	(0.26)	(0.08)	--

Net Asset Value, End of Period	$15.03	$14.58	$13.21	$11.99

Total Return[3]	3.96%	12.62%	10.87%	19.90%

Ratios to Average Net Assets:

Expenses	1.92%	1.65%	1.60%	1.60%[4]

Net investment income (net operating loss)	(0.24)%	0.75%	0.79%	0.85%[4]

Expense waiver/reimbursement[5]	0.13%	1.18%	3.37%	11.49%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$25,257	$20,962	$6,333	$4,094

Portfolio turnover	21%	40%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$14.33	$13.09	$11.98	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.15)[2]	0.00 [2,3]	0.01 [2]	0.00 [2,3]
Net realized and unrealized gain on investments and foreign currency transactions	0.62	1.50	1.18	1.98

TOTAL FROM INVESTMENT OPERATIONS	0.47	1.50	1.19	1.98

Less Distributions:
Distributions from net investment income	(0.03)	(0.02)	--	--
Distributions from net realized gain on investments and foreign currency transactions	(0.04)	(0.24)	(0.08)	--

TOTAL FROM DISTRIBUTIONS	(0.07)	(0.26)	(0.08)	--

Net Asset Value, End of Period	$14.73	$14.33	$13.09	$11.98

Total Return[4]	3.23%	11.72%	9.96%	19.80%

Ratios to Average Net Assets:

Expenses	2.67%	2.40%	2.35%	2.35%[5]

Net investment income (net operating loss)	(0.99)%	(0.01)%	0.04%	0.10%[5]

Expense waiver/reimbursement[6]	0.13%	1.18%	3.37%	11.49%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$28,947	$23,039	$9,563	$1,911

Portfolio turnover	21%	40%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2001	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$14.36	$13.11	$11.98	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.15)[2]	0.00 [2,3]	0.01 [2]	0.00 [2,3]
Net realized and unrealized gain on investments and foreign currency transactions	0.62	1.51	1.20	1.98

TOTAL FROM INVESTMENT OPERATIONS	0.47	1.51	1.21	1.98

Less Distributions:
Distributions from net investment income	(0.03)	(0.02)	--	--
Distributions from net realized gain on investments and foreign currency transactions	(0.04)	(0.24)	(0.08)	--

TOTAL FROM DISTRIBUTIONS	(0.07)	(0.26)	(0.08)	--

Net Asset Value, End of Period	$14.76	$14.36	$13.11	$11.98

Total Return[4]	3.25%	11.78%	10.13%	19.80%

Ratios to Average Net Assets:

Expenses	2.67%	2.40%	2.35%	2.35%[5]

Net investment income (net operating loss)	(0.99)%	0.00%[6]	0.04%	0.10%[5]

Expense waiver/reimbursement[7]	0.13%	1.18%	3.37%	11.49%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$4,352	$3,669	$1,005	$343

Portfolio turnover	21%	40%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 Amount does not round to 0.01%.

7 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Global Financial Services Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating loss and foreign currency transactions. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(528,529)	$528,529

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2001, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	711,638	$11,067,151	1,324,727	$17,736,580
Shares issued to shareholders in payment of distributions declared	11,984	193,180	9,817	125,564
Shares redeemed	(481,754)	(7,195,242)	(375,752)	(4,934,270)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	241,868	$4,065,089	958,792	$12,927,874

Year Ended November 30	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,216,166	$18,810,766	1,214,969	$16,305,772
Shares issued to shareholders in payment of distributions declared	7,301	122,472	13,848	175,211
Shares redeemed	(866,129)	(12,657,673)	(351,593)	(4,804,699)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	357,338	$6,275,565	877,224	$11,676,284

Year Ended November 30	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	127,109	$1,966,603	333,080	$4,368,605
Shares issued to shareholders in payment of distributions declared	1,177	18,758	1,487	18,864
Shares redeemed	(88,886)	(1,302,119)	(155,637)	(1,992,838)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	39,400	$683,242	178,930	$2,394,631

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	638,606	$11,023,896	2,014,946	$26,998,789

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 2001, and has no present intention of paying or accruing the distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$24,476,583

Sales	$12,166,644

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not utilize the LOC during the year ended November 30, 2001.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $155,930 as capital gain dividends for the year ended November 30, 2001.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT
SERIES, INC. AND SHAREHOLDERS OF
FEDERATED GLOBAL FINANCIAL SERVICES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Global Financial Services Fund (the "Fund") (one of the portfolio constituting the Federated World Investment Series, Inc.) as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented therein. These financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Global Financial Services Fund of Federated World Investment Series, Inc. at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 10, 2002

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Global Financial Services Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U847
Cusip 31428U839
Cusip 31428U821

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G02455-03 (1/02)